UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
GREEN PLAINS INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Who We Are

Green Plains is a leading biorefining company focused on disciplined execution and leadership in low-carbon biofuels and high-value ingredients. We operate a performance-driven, integrated platform designed to maximize yield, lower carbon intensity, and deliver durable, long-term value.

Our Strategy

Our strategy is grounded in disciplined execution. Every investment must reinforce our leadership in low-carbon biofuels and strengthen our position in high-value ingredients across the broader industry. We focus on operational excellence, rigorous measurement, and effective capital allocation to support consistent performance and long-term value creation.

Our Purpose

We deliver sustainable, long-term value by operating safely, executing with discipline, and transforming renewable crops into low-carbon biofuels and high-impact ingredients. Guided by a culture driven by top-notch communication, accountability, continuous improvement and operational excellence, we aim to support our employees and communities while earning the trust of our shareholders.

9 Biorefineries

Strategically located throughout the United States

287 Million

Bushels of annual corn consumption capacity

850 Million Gallons

Our annual production capacity of low-carbon biofuels

Approximately 640

Dedicated employees

1
Letter from Our Board of Directors

Dear Shareholders:
2025 was a year of decisive progress—defined by strong leadership and operational excellence that advanced Green Plains’ strategy and positioned the Company for long-term success.
During the year, Green Plains successfully brought carbon capture systems online at all three Nebraska facilities, enabling the permanent sequestration of CO2. Multiple plants also achieved record ethanol yields and meaningful gains in protein and corn oil output. Together, these achievements reinforce our leadership—not only in low-carbon biofuels, but across the broader industry—and demonstrate what is possible with the right strategy and team in place.
Strong execution requires clear ownership and accountability at the top. In August, Chris Osowski was appointed President and Chief Executive Officer, bringing deep industry expertise, operational discipline, and a firm commitment to safety and accountability. The Board has full confidence in his ability to lead our safety-first, measurement-driven culture of operational excellence.
As we enter 2026, Green Plains remains focused on operational excellence and disciplined capital investment. These priorities position the Company to strengthen performance, sustain momentum, and create durable, long-term value.
On behalf of the Board, I extend our sincere thanks to our employees for their dedication and performance, to our customers and communities for their continued partnership and trust, and to our shareholders for their ongoing confidence in Green Plains.
Sincerely,
James D. Anderson
The Board of Directors

“As we enter 2026, Green Plains remains focused on operational excellence and disciplined capital investment. These priorities position the Company to strengthen performance, sustain momentum, and create durable, long-term value.”

2	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Notice of Annual Meeting of Shareholders

DATE AND TIME 10:00 a.m., Central Daylight Time, on Friday, June 5, 2026 LOCATION www.meetnow.global/MQMV6GX RECORD DATE April 10, 2026	Items of Business
	Proposals	Board Vote Recommendation	For Further Details

	1.To elect nine directors to serve one-year terms that expire at the 2027 annual meeting	Vote FOR all nominees	▶ Page 13

2.To approve an amendment to the Company’s 2019 Equity Incentive Plan (the “Plan”) to increase the aggregate number of shares that may be issued under the Plan as stock-based awards from 5,710,000 to 7,710,000 and amend certain provisions
		Vote FOR	▶ Page 38

	3.To ratify the selection of KPMG as the Company’s independent registered public accountants for the year ending December 31, 2026	Vote FOR	▶ Page 45

	4.To cast an advisory vote to approve the Company’s executive compensation	Vote FOR	▶ Page 53

To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How To Vote
Whether or not you expect to attend the annual meeting online, we urge you to vote your shares via the following:
INTERNET
Go to: www.envisionreports.com/GPRE
PHONE
Call our toll-free telephone number 1-800-652-VOTE (8683) within the USA, US Territories and Canada
MAIL
Sign, date and mail the proxy card in the envelope provided.

The foregoing items are more fully described in the accompanying Proxy Statement. Each share of our Common Stock is entitled to one vote on all matters presented at the Annual Meeting. Dissenters’ rights are not applicable to these matters.
To provide expanded access for our shareholders and employees, improved communications and cost and time savings for our shareholders and the Company, we will once again conduct a virtual annual meeting. You will be able to attend and participate in the meeting by visiting www.meetnow.global/MQMV6GX, where you will be able to listen to the meeting live, submit questions, and vote. To access the online meeting, you must have the information that is printed on the shaded bar area located on the reverse side of the Notice. A password is not required for this meeting.
By Order of the Board of Directors,
Ryan P. Loneman
Corporate Secretary
Omaha, Nebraska
April 24, 2026
Important Notice Regarding the Availability of Proxy Materials for Shareholder Meeting to be held on June 5, 2026.
Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. Instead of mailing paper copies of our proxy materials, we sent shareholders the Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 5, 2026, with instructions for accessing the proxy materials and voting via the Internet (the “Notice”) and attending the Annual Meeting online. The Notice, which was mailed on or around April 24, 2026, also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. The Notice, the Proxy Statement and our 2025 Annual Report may be accessed at www.edocumentview.com/GPRE.

3
Table of Contents

1	Letter from Our Board of Directors
2	Notice of Annual Meeting of Shareholders
4	Safe Harbor for Forward-Looking Statements
4	Web Links
5	Proxy Statement
5	Proxy Summary
13	Corporate Governance

13	PROPOSAL 1 Election of Directors

14	Director Nominee Biographical Information and Experience
23	Director Nomination Process
24	Leadership Structure
25	Committees of the Board
30	Board Oversight
33	Investor Engagement
33	Other Governance Principles
36	Compensation of Directors

38	PROPOSAL 2 Amendment to the Green Plains Inc. 2019 Equity Incentive Plan to Increase Available Shares and Amend Certain Provisions

45	Audit Matters
45	PROPOSAL 3 Ratification of Company’s Auditors

46	Independence of Auditors
46	Auditors’ Fees
47	Audit Committee Report
48	Executive Officers
53	Executive Compensation

53	PROPOSAL 4 Advisory Vote to Approve Executive Compensation

54	Compensation Discussion and Analysis
74	Compensation Committee Report
75	Compensation Tables
89	CEO Pay Ratio
91	Pay vs. Performance Comparison
94	Equity Compensation Plan Information

95	Security Ownership of Certain Beneficial Owners Executive Officers and Directors
97	Transactions with Related Persons, Promoters and Certain Control Persons
98	Other Matters
103	Appendix A

4	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Safe Harbor for Forward-Looking Statements
Any statements in this Proxy Statement that are not historical, including statements concerning plans and objectives of management for future operations, economic performance or related assumptions, are forward-looking statements made in accordance with safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “outlook,” “plan,” “predict,” “may,” “could,” “should,” “will” and similar expressions, as well as statements regarding future operating or financial performance or guidance, business strategy, environment, key trends and benefits of actual or planned acquisitions. We believe our expectations regarding future events are based on reasonable assumptions; however, these assumptions may not be accurate or account for all risks and uncertainties. Consequently, forward-looking statements are not guaranteed. Important factors that could cause actual results to differ materially from those in the forward-looking statements are described under Part I, Item 1A, Risk Factors, and Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations in our 2025 Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to us on the date hereof. We will not undertake and specifically decline any obligation to update any forward-looking statements, except as required under applicable law.
Web Links
Web links throughout this document are provided for convenience only, and information on the Company's website is not incorporated by reference into this Proxy Statement.

5
Proxy Statement
This Proxy Statement is provided to the shareholders of Green Plains in connection with the solicitation of proxies by our Board to be voted at an Annual Meeting of Shareholders to be held at 10:00 a.m., Central Daylight Time, online at www.meetnow.global/MQMV6GX on Friday, June 5, 2026, and at any adjournment or postponement thereof (the “Annual Meeting”).
Proxy Summary
This summary highlights selected information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider in deciding how to vote. You should read the Proxy Statement carefully before voting.

About Our Company
Green Plains is a leading biorefining company focused on disciplined execution and leadership in low‑carbon biofuels and high‑value ingredients. We operate an integrated, performance‑driven platform designed to maximize yield, lower carbon intensity, and deliver value through our core operations.
How we operate is central to how we create value for shareholders. Every investment must reinforce our leadership in low‑carbon biofuels and strengthen our position in high‑value ingredients across the broader industry, supporting responsible capital deployment and consistent, long-term performance.

The Company operates two business segments: (1) ethanol production, which includes the production, storage and transportation of ethanol, distillers grains, Ultra-High Protein and renewable corn oil, and (2) agribusiness and energy services, which includes grain handling and storage, commodity marketing and merchant trading for Company-produced distillers grains, renewable corn oil, natural gas and other commodities.

6	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
2025 Performance Highlights
Green Plains successfully brought carbon capture systems online at all three Nebraska facilities in 2025, enabling the permanent sequestration of CO2. Multiple plants also achieved record ethanol yields and meaningful gains in protein and corn oil output. We continued executing on initiatives to simplify our business and ultimately lower our cost structure, with a corporate reorganization and cost reduction initiative executed in 2025.

Achievements
—On April 15, 2025, the Company entered into a Cooperation Agreement with Ancora Holdings Group, LLC and announced the refreshment of its Board through appointments of three independent new Board members
—On April 22, 2025, the Company announced that Eco-Energy, LLC had been selected as its exclusive ethanol marketer
—On June 30, 2025, the Company completed the sale of our 50% investment in GP Turnkey Tharaldson LLC for $24.3 million
—On September 17, 2025, the Company executed a tax credit monetization agreement for the Advantage Nebraska sites, along with an amendment on December 10, 2025 to expand program to three additional facilities
—On September 25, 2025, the Company completed the sale of Obion, Tennessee plant for $170 million plus working capital, using the proceeds to eliminate $130.7 million junior mezzanine debt and strengthen corporate liquidity
—On October 27, 2025, the Company successfully completed $200 million in privately negotiated convertible note exchange and subscription transactions enhancing financial flexibility
—In the fourth quarter of 2025, carbon capture facilities in Central City, Wood River and York, Nebraska started up, significantly lowering the carbon intensity of these sites

PROXY SUMMARY	7
Board Highlights
Our Board of Directors
On April 14, 2025, three individuals were appointed as independent members of our Board, Steven Furcich, Carl Grassi, and Patrick Sweeney. These individuals were appointed as part of the continuation of the Company's refreshment of our Board as they possess additive experience in key areas such as the agriculture and commodities sector, capital allocation, finance, long-term planning, and strategic reviews and transactions. On August 19, 2025, Chris Osowski was appointed as a non-independent member of the Board upon his appointment as the Company's President and Chief Executive Officer.

		Director Since	Committee Membership

Name and Primary Occupation	Age		AC	CC	NGC	RC	SPC

Director Nominees

JAMES D. ANDERSON Chairman of the Board Chief Executive Officer, Molycop	68	2008

FARHA ASLAM Managing Partner, Crescent House Capital	57	2021

STEVEN FURCICH Partner, Tillridge Global Agribusiness Fund	67	2025

CARL GRASSI Former Chairman, McDonald Hopkins LLC	66	2025

CHRIS OSOWSKI President and Chief Executive Officer, Green Plains	47	2025

BRIAN PETERSON President and Chief Executive Officer, Whiskey Creek Enterprises	62	2005

MARTIN SALINAS JR. Former Chief Financial Officer, Energy Transfer Partners, LP	54	2021

PATRICK SWEENEY Director, Portfolio Manager, Ancora Holdings Group LLC	36	2025

KIMBERLY WAGNER Managing Partner, TBGD Partners	62	2020

IND Independent Director
Chair	Member	AC Audit Committee	CC Compensation Committee
NGC Nominating and Governance Committee
		RC Risk Committee	SPC Strategic Planning Committee

8	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Board Snapshot
The below reflects data related to the nine members who are Director nominees of the Board.

INDEPENDENCE	AGE	DIRECTOR TENURE

89% independent	58 years average	6.3 years average

SKILLS AND EXPERIENCE

EXECUTIVE LEADERSHIP		INTERNATIONAL BUSINESS

PUBLIC COMPANY /CORP GOVERNANCE/ SUSTAINABILITY		MERGERS & ACQUISITIONS

EXECUTIVE COMPENSATION		CAPITAL MARKETS

INDUSTRIAL MFG & INGREDIENT PROD		AUDIT/RISK/ CYBERSECURITY

COMMODITY MARKETS/ MARKETING		LEGAL/ REGULATORY GOVERNMENT RELATIONS

STRATEGY DEVELOPMENT

PROXY SUMMARY	9

Key Skills & Experiences	Description of Skills and Explanation of Importance

Executive Leadership
—One of the core considerations of our Board in examining director candidates is that the director should have an established track record of professional accomplishment in the candidate’s chosen field. It is important we have highly qualified directors with a diverse range of complementary skill sets, but the common thread is that our directors have experience leading large, complex organizations and teams. Green Plains is a company with an array of important stakeholders, including employees, shareholders, customers, partners, regulators, and communities. It is important for our Board to have directors who have experience dealing with a similar range of stakeholders and managing the challenges associated with operating a large organization.

Public Company/ Corporate Governance/ Sustainability
—Our Board is responsible for overseeing the successful execution of our strategy and the selection and retention of key executives, which affects the fundamental operation of the Company. It is important for our Board to have directors who understand the fiduciary obligations of public company directors and who have experience shaping a company’s priorities and structure. Effective corporate governance and ongoing board refreshment are all part of a broader effort to ensure that sustainability considerations and goals are incorporated into the Company’s corporate strategy. Also, the implementation of leading sustainability practices is a very important component of our business as the effects of global climate change continue to attract considerable attention with widespread concerns about the impacts of human activity, especially the emissions of greenhouse gases.

Executive Compensation
—The Board believes that aligning executive compensation with shareholder interests is consistent with the Company’s philosophy of driving performance and building long-term shareholder value. This pay-for-performance philosophy is embraced by the Board and is intended to align the interests of key executives, attract and retain high-performing employees, and link a significant amount of compensation to the achievement of pre-established performance metrics directly tied to our business goals and strategies. It is important for Green Plains to have board members who have participated in the design and supervision of executive compensation programs.

Industrial Manufacturing & Ingredient Production
—Green Plains has grown to be one of the leading corn processors in the world for low-carbon products at our biorefineries, inclusive of ethanol, renewable corn oil, Ultra-High Protein, and distillers grains as our core sources of revenue. We currently operate eight biorefineries located in five states. It is important for our Board to have a deep understanding of industrial manufacturing, the biorefinery and the proprietary and patented protein production processes, as well as potential future technologies applicable to our biorefineries.

Commodity Markets/ Marketing
—Green Plains procures grain and natural gas to produce our products and markets, sells and distributes our products, e.g., distillers grains, Ultra-High Protein, and renewable corn oil produced at our biorefineries. A strong understanding of commodity markets is essential as well as an understanding of U.S. and global markets impacting supply and demand characteristics.

10	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Strategy Development
—We believe that we can maximize our competitive advantage to create lasting value for our shareholders, both in the near- and longer-term, by successfully executing on our strategic plan, to take advantage of the world’s growing demand for low-carbon biofuels and high-value ingredients. It is important for our Board to have directors who have experience developing, delivering and directing corporate strategy. Further, it is important to have board members who have experience transforming organizations and culture and improving processes, services, and products with an aim of enhancing long-term value.

International Business	—Global competition, international trade and product-related policies, and international activities can have a significant impact on our business.

Mergers & Acquisitions / Partnerships
—Joint ventures, partnerships, mergers and acquisitions are an important part of maintaining a competitive advantage by maximizing our production capabilities, leveraging our proprietary technology and expanding new products into fast-growing, higher margin markets. We intend to continue exploring potential growth opportunities and strategies through these disciplines. As such, it is important to have board members well-versed in M&A-related activities to ensure that the right opportunities are being pursued, operational and financial risks can be quantified and effectively managed while expected synergies and growth projections are reasonable and realistic.

Capital Markets
—As our Company continues to execute, having expertise in capital markets and various equity and debt financing alternatives will continue to be a critical skill set for our Board to ensure we have the optimal capital structure, and financing needed to support these efforts.

Audit/Risk/ Cybersecurity
—As a public company, we are subject to various auditing, accounting, and financial reporting obligations. Our Audit Committee’s responsibilities include reviewing the Company’s financial statements, financial reporting, and internal controls, as well as overseeing the independent auditor and cybersecurity. Green Plains is also subject to various forms of risk, including, without limitation, cybersecurity risk, liquidity risk, credit risk, market risk, interest rate risk, operational risk, legal and compliance risk and reputational risk. It is important for our Board to have directors who are financial experts and who understand financial reporting as well as effective risk management practices.

Legal/ Regulatory/ Government Relations
—Our operations are regulated by various government entities that can impose significant costs on our business. It is important to have board members who have a strong comprehension of the legal and regulatory landscape specific to our business. Our production levels, markets and grain we procure are affected by federal government programs. Government policies such as tariffs, duties, subsidies, import and export restrictions and embargoes can also impact our business.

PROXY SUMMARY	11
Corporate Governance Highlights
Our Company has a history of strong corporate governance. By evolving our governance approach considering best practices, our Board drives sustained shareholder value and best serves the interests of our shareholders.

What We Do	What We Don’t Do

  100% independent board committees
  100% directors owning stock and adhering to a stock ownership and retention policy
  Compensation recoupment (clawback) policy
  Right to call special meeting threshold set at 20%
  Provide a majority of executive compensation in performance-based compensation
  Pay-for-performance based on measurable goals for both annual and long-term awards
  Balanced mix of awards tied to annual and long-term performance

  No poison pills
  No supplemental executive retirement plans
  No discounted stock options, reload of stock options or stock option re-pricing without shareholder approval
  No blanket single-trigger vesting of equity compensation upon a change in control
  No short-term trading, short sales, transactions involving derivatives, hedging or pledging transactions for executive officers and directors

Corporate Governance Improvements

2020	—Appointed diverse director

2021
—Appointed two additional diverse directors
—Appointed Lead Independent Director
—Published governance guidelines with independent executive sessions
—Reviewed broadening scope for cyber and sustainability oversight by annual charter
—Updated bylaws for proxy access and majority voting standard
—Lowered threshold for special meeting to 20%
—Rotated committee chairs with two of the three committee chairs diverse

2022	—Recommended and declassified the Board

2023	—Appointed Independent Chairman of the Board to replace the Lead Independent Director position

2025
—Appointed three individuals as independent members as part of the continuation of the Company's refreshment of its Board as they possess additive experience in key areas such as the agriculture and commodities sector, capital allocation, finance, long-term planning, and strategic reviews and transactions
—Appointed new President and Chief Executive Officer, a non-independent member
—Created Risk Committee effective February 25, 2025
—Created Strategic Planning Committee effective December 17, 2025

12	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Environmental Stewardship and Stakeholder Impact Highlights
Green Plains has evolved our business model to capitalize on the growing potential and essential advantages of the emerging low-carbon economy. We are expanding and advancing renewable processes and products within our portfolio, while strengthening our governance practices. Through these efforts, we aim to drive innovation that benefits a wide range of stakeholders and supports the health of our shared environment. Our sustainability efforts focus on areas determined to be of greatest importance to both our business success and our key stakeholders. We identify our key sustainability areas of focus, or key topics, by assessing a wide range of information. This analysis guides our data collection, goal setting, strategy development and disclosure. Throughout this stakeholder-oriented, data-driven and forward-looking process, we communicate directly with key internal and external stakeholders, leverage sustainability research and ratings, and vet our analysis against global sustainability frameworks and standards. Below are some key highlights showcasing our impact in Environmental Stewardship and Stakeholder Impact.

Environmental Stewardship As an ag-tech pioneer focused on reducing our carbon footprint, Green Plains is committed to protecting the planet's health for both present and future generations.
—Notable 2025 achievements in this area included:
—Completed construction of three biogenic CO2 capture plants in Nebraska, aiming for carbon neutral operations by 2050
—Started producing ultra-low carbon ethanol and feed ingredients at our Nebraska plants
—Began development of a Bioenergy with Carbon Capture and Storage Carbon Dioxide Removal project on the Gold Standard registry, a leader in the voluntary carbon market

Stakeholder Impact Green Plains recognizes the value of all who make our success possible. We endeavor to support and empower our employees, customers, suppliers and communities in all that we do.
—Notable 2025 achievements in this area included:
—Maintaining high emphasis on employee health and safety
—Board oversight of sustainability initiatives
—Adherence to a strict Code of Ethics and ongoing compliance monitoring

13
Corporate Governance
In accordance with the General Corporation Law of the State of Iowa, our Articles of Incorporation, as amended and restated from time to time (our “Charter”), and our Bylaws, as amended and restated from time to time (“Bylaws”), our business, property and affairs are managed under the direction of the Board.

Proposal 1

Election of Directors

To be elected, each nominee for director must receive a plurality of all votes cast by the shares of Common Stock present in person (online) or represented by proxy and entitled to vote (assuming a quorum is present) with respect to that nominee’s election. Abstentions and broker “non-votes” will not be counted as a vote cast "for" or "against" with respect to a nominee.

The Board recommends that shareholders vote “FOR” each of the nominees set forth in Proposal 1.

The Board currently consists of nine members, with all directors to be elected annually.
The terms of James D. Anderson, Farha Aslam, Steven Furcich, Carl Grassi, Chris Osowski, Brian Peterson, Martin Salinas Jr., Patrick Sweeney and Kimberly Wagner are up for annual election at the Annual Meeting to serve until the 2027 annual meeting or until their respective successors shall be elected and qualified.
On April 14, 2025, three individuals were appointed as independent members of our Board, including Steven Furcich, Carl Grassi, and Patrick Sweeney. These individuals were appointed as part of the Company continuing the refreshment of our Board as they possess additive experience in key areas such as the agriculture and commodities sector, capital allocation, finance, long-term planning, and strategic reviews and transactions. On August 19, 2025, Chris Osowski was appointed as a non-independent member of the board upon his appointment as the Company's President and Chief Executive Officer, increasing the Board to nine members.
Board Recommendation
The Board recommends that shareholders vote for each of the nominees outlined.

14	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Director Nominee Biographical Information and Experience
Nominees for Election at the 2026 Annual Meeting

James D. Anderson Chairman of the Board Chief Executive Officer, Molycop Age: 68 Director Since: 2008 Committees: Compensation, Risk, Strategic Planning

Director Qualifications
Mr. Anderson is qualified to serve as a director because of his commodity experience and agribusiness knowledge, which provides the Board with a relevant depth of understanding of our operations.
Past Public Company Directorships
—United Malt Holdings

Background
—Chief Executive Officer of Molycop since November 2017
—Served as Managing Director and Operating Partner at CHAMP Private Equity
—Served The Gavilon Group, LLC as its President and Chief Executive Officer from October 2014 until February 2016 as well as its Chief Operating Officer, Fertilizer, since February 2010
—Served as Chief Executive Officer and member of the board of directors at United Malt Holdings, a producer of malt for use in the brewing and distilling industries, from September 2006 to February 2010
—Served as Chief Operating Officer / Executive Vice President of CT Malt, a joint venture between ConAgra Foods, Inc. and Tiger Brands of South Africa, beginning in April 2003
—Served as Senior Vice President and then President of ConAgra Grain Companies
—His career has also included association with the firm Ferruzzi USA and as an Operations Manager for Pillsbury Company
—Served as a Board Member of the North American Export Grain Association and the National Grain and Feed Association
—Holds a Bachelor of Arts degree with a Finance emphasis from the University of Wisconsin - Platteville

Skills	—Industrial Mfg & Ingredient Prod —Commodity Markets/ Marketing —Strategy Development	—International Business —M&A/Partnerships —Capital Markets	—Audit/Risk/Cybersecurity —Legal/Regulatory/Gov’t Rel —Public Co/Corp Govern/Sustainability	—Executive Leadership —Executive Compensation

CORPORATE GOVERNANCE	15

Farha Aslam Managing Partner, Crescent House Capital Age: 57 Director Since: 2021 Committees: Risk (Chair), Compensation

Director Qualifications
Ms. Aslam is qualified to serve as a director because of her extensive knowledge of the agriculture and ethanol industries, as well as her investor and financial knowledge from years working at a leading investment bank, providing the Board with valued industry experience.
Current Public Company Directorships
—Pilgrim’s Pride Corporation (PPC)
—Calavo Growers, Inc. (CVGW)
Past Public Company Directorships
—AdvanSix Inc. (ASIX)

Background
—Managing Partner of Crescent House Capital since October 2019
—Previous experience includes service as Managing Director at Stephens Inc where she led the firm’s Food and Agribusiness equity research team. Previously she was a vice president at Merrill Lynch and a risk management advisor at UBS
—In addition to the current public company directorships, also serves on the boards of Farmers Fridge, Packers Sanitation Services, Inc. and Saffron Road
—Serves as a member of the audit and sustainability committees at Pilgrim's Pride
—Previously served as a member of the audit and compensation committees at AdvanSix
—Has a Master’s degree in Business Administration from Columbia University and a Bachelor of Arts degree in Economics from the University of California

Skills	—Industrial Mfg & Ingredient Prod —Commodity Markets/Marketing —Strategy Development	—International Business —M&A/Partnerships —Capital Markets	—Audit/Risk/ Cybersecurity —Legal/Regulatory/ Gov’t Rel —Public Co/Corp Govern/ESG	—Executive Leadership —Executive Compensation

16	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Steven Furcich Partner, Tillridge Global Agribusiness Fund Age: 67 Director Since: 2025 Committees: Strategic Planning (Chair), Compensation

Director Qualifications
Mr. Furcich is qualified to serve as a director because of his extensive knowledge of the midstream and downstream agribusiness sectors, providing the Board with valued industry experience.
Current Directorships in Public Company Subsidiaries
—Wilmar Nutrition, a subsidiary of Wilmar International (WLMIY)
—Furst-McNess and Devenish Nutrition, subsidiaries of Easy Bio, Inc.

Background
—Partner, Tillridge Global Agribusiness Fund and Director for portfolio companies in the Tillridge and NGP Agribusiness Follow-on Funds since 2016
—Served as President of Archer Daniels Midland Company’s Nutrition and Malting divisions from 2002 to 2009
—Served as the Vice President and Director of Group Operations for Oilseeds from 2000 to 2002, responsible for all global manufacturing operations for the Oilseeds, Cocoa, Nutrition, and Animal Nutrition Divisions
—Has a Bachelor's degree in Agricultural Engineering from the University of Illinois

Skills	—Industrial Mfg & Ingredient Prod —Commodity Markets/Marketing —Strategy Development	—International Business —M&A/Partnerships —Capital Markets	—Legal/Regulatory/ Gov’t Rel —Public Co/Corp Govern/Sustainability	—Executive Leadership —Executive Compensation

CORPORATE GOVERNANCE	17

Carl Grassi Former Chairman, McDonald Hopkins LLC Age: 66 Director Since: 2025 Committees: Nominating and Governance, Strategic Planning

Director Qualifications
Mr. Grassi is qualified to serve as a director because of his extensive legal and accounting knowledge, serving as an advisor and director to numerous public companies and providing the Board with valued industry experience.
Current Public Company Directorships
—Regional Brands, Inc. (RGBD)
Past Public Company Directorships
—J. Alexander's Inc.
—Mace Security International, Inc.

Background
—Former Senior Counsel at McDonald Hopkins, LLC through March 2024, former Chairman of Board Directors and Executive Committee from 2016 to 2019, President and Chairman from 2007 to 2016 and member of the Board of Directors from 1997 to 2020
—Worked as an attorney since July 1992 with experience as corporate counsel and a business advisor to a number of middle-market and growth companies
—Member of the board of directors of the International Lawyers Network from May 2019 to March 2022
—Member of Greater Cleveland Sports Commission from April 2007 to 2022
—Has a Juris Doctor's degree from Cleveland State University College of Law and a Bachelor’s degree in Accounting from John Carroll University
—Certified Public Accountant (non-active) in state of Ohio

Skills	—Industrial Mfg & Ingredient Prod —Strategy Development	—M&A/Partnerships —Capital Markets	—Audit/Risk/ Cybersecurity —Legal/Regulatory/ Gov’t Rel —Public Co/Corp Govern/Sustainability	—Executive Leadership —Executive Compensation

18	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Chris Osowski President and Chief Executive Officer, Green Plains Age: 47 Director Since: 2025 Committees: None

Director Qualifications
Mr. Osowski is qualified to serve as a director because he provides an insider’s perspective about our business and strategic direction to Board discussions. His extensive operations, commodity and leadership experience make him an essential member of the Board.

Background
—Served as President and Chief Executive Officer, as well as director, since August 2025
—Member of Executive Committee from February 2025 to August 2025
—Executive Vice President – Operations and Technology from January 2022 to August 2025
—Vice President Global Technology at ADM from August 2020 to December 2021
—General Director, Aston Startch Products, an ADM joint venture in Moscow, from July 2018 to August 2020
—Director – India Operations, New Delhi at ADM from February 2015 to February 2017
—Held several other senior level positions at ADM from August 2013 to January 2015
—Held several senior level positions at Tate & Lyle from August 2008 to August 2013
—Production Support Manager at Renewable Energy Group from March 2007 to August 2008
—Technical Manager at Poet from September 2003 to March 2007
—Has a Master's degree in Business Administration from Minnesota State University and a Bachelor of Science degree in Agriculture and Biosystems Engineering from North Dakota State University

Skills	—Industrial Mfg & Ingredient Prod —Commodity Markets/ Marketing	—Strategy Development —International Business	—M&A/Partnerships —Public Co/Corp Govern/Sustainability	—Executive Leadership

CORPORATE GOVERNANCE	19

Brian Peterson President and Chief Executive Officer, Whiskey Creek Enterprises Age: 62 Director Since: 2005 Committees: Compensation (Chair), Risk

Director Qualifications Mr. Peterson is qualified to serve as a director because of his ethanol and grain industry experience, which serves as an important resource to the Board.
Background
—President and Chief Executive Officer of Whiskey Creek Enterprises since 1986
—Served on the board of Green Plains Cattle Company LLC from 2014 to 2020
—Served as our Executive Vice President in charge of site development from 2005 to October 2008
—Sole founder and owner of Superior Ethanol LLC, which was acquired by us in 2006
—For over twenty years, he has owned and operated grain farming entities, which now includes acreages in Iowa, Arkansas and South Dakota
—Built, owns and operates a cattle feedlot in northwest Iowa
—Has a Bachelor of Science degree in Agricultural Business from Dordt University
—Investor in several other ethanol companies

Skills	—Industrial Mfg & Ingredient Prod	—Commodity Markets/ Marketing	—Audit/Risk/ Cybersecurity	—Executive Leadership

20	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Martin Salinas Jr. Former Chief Financial Officer Energy Transfer Partners, LP Age: 54 Director Since: 2021 Committees: Audit (Chair), Nominating and Governance

Director Qualifications
Mr. Salinas is qualified to serve as a director because he possesses the requisite education and business acumen to serve as an audit committee financial expert along with having served on other boards as well as the CFO of another public company.
Past Public Company Directorships
—Noble Midstream Partners L.P. (NBLX)
—NuStar Energy L.P. (NS)
—Green Plains Partners LP (GPP)

Background
—Former Chief Financial Officer of Energy Transfer Partners, LP, one of the largest publicly traded master limited partnerships from 2008 to 2015. Prior to that, he served as their controller and vice president of finance from 2004 to 2008
—Served as an audit committee member at NuStar Energy
—Began his career at KPMG
—Advisory council member of the University of Texas in San Antonio
—Holds a Bachelor’s Degree in Business Administration from the University of Texas in San Antonio. He is a member of the Texas Society of Certified Public Accountants

Skills	—Commodity Markets/Marketing —Strategy Development	—M&A/Partnerships —Capital Markets	—Audit/Risk/ Cybersecurity —Public Co/Corp Govern/Sustainability	—Executive Leadership —Executive Compensation

CORPORATE GOVERNANCE	21

Patrick Sweeney Director, Portfolio Manager, Ancora Holdings Group LLC Age: 36 Director Since: 2025 Committees: Audit, Strategic Planning

Director Qualifications
Mr. Sweeney is qualified to serve as a director because of his background as an investor and financial knowledge from more than a decade working at a leading investment firm, providing the Board with valued industry experience.

Background
—Director, Portfolio Manager, Ancora Holdings Group LLC
—Serves as a Portfolio Manager in Ancora's Alternatives Group for the firm's activist strategy
—Previously served as an equity analyst for Ancora's Alternatives group after joining Ancora in an institutional marketing role in 2013
—Prior to joining Ancora, worked as a Corporate Banking Analyst at PNC Financial Services in the healthcare and public finance group, handling the corporate banking needs of large healthcare providers and municipalities in the Midwest
—Has a Bachelor of Science degree in finance from John Carroll University

Skills	—Industrial Mfg & Ingredient Prod —Strategy Development	—M&A/Partnerships —Capital Markets	—Audit/Risk/ Cybersecurity —Legal/Regulatory/ Gov’t Rel	—Public Co/Corp Govern/Sustainability

22	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Kimberly Wagner Managing Partner, TBGD Partners Age: 62 Director Since: 2020 Committees: Nominating and Governance (Chair), Audit

Director Qualifications
Ms. Wagner is qualified to serve as a director because of her extensive strategy, governance and operational experience in the agribusiness, food/nutrition and life science sectors, providing the Board with valued industry experience.

Background
—Founder and Managing Partner of TBGD Partners since January 2018
—Previous industry experience includes Venture Partner at Flagship Pioneering and President and Chief Operating Officer of CiBO Technologies from 2018-2019; Equity Partner at McKinsey & Company from 2016 to 2018; Senior Partner and Managing Director at The Boston Consulting Group, Inc. from 2001 to 2015 where she founded the Global Agriculture Practice Area
—Serves on the board of Frontier National Products (Frontier Co-Op) where she chairs the Governance Committee and is a former director at SmithFoods, Inc. and former Trustee at Cornell University
—Serves on the boards of several not-for-profit organizations with agricultural, sustainability, and/or educational missions and is an active member of multiple national and international scientific societies
—Holds certifications in governance (NACD.DC), sustainability (GCB.D), climate/biodiversity (CCB.D) and cyber-risk oversight (CERT)
—Has a PhD in Biological Chemistry and Molecular Pharmacology from Harvard University, a Master of Science in Animal Science from Texas A&M University, and a Bachelor of Science with distinction in Biology and Animal Science from Cornell University

Skills	—Industrial Mfg & Ingredient Prod —Strategy Development	—International Business —M&A/Partnerships	—Audit/Risk/Cybersecurity —Legal/Regulatory/Gov’t Rel	—Public Co/Corp Govern/Sustainability —Executive Leadership

CORPORATE GOVERNANCE	23
Director Nomination Process
The Board is responsible for approving nominees for election as directors. To assist in this task, the Nominating and Governance Committee is responsible for reviewing and recommending nominees to the Board. This committee is comprised solely of independent directors as defined by the rules of NASDAQ and the SEC.
The Board has a policy of considering director nominees recommended by our shareholders. A shareholder who wishes to recommend a prospective board nominee for the Nominating and Governance Committee’s consideration can write to the Nominating and Governance Committee, c/o Ryan P. Loneman, Corporate Secretary, Green Plains Inc., 1811 Aksarben Drive, Omaha, NE 68106. In addition to considering nominees recommended by shareholders, our Nominating and Governance Committee also considers prospective board nominees recommended by current directors, management and other sources. Our Nominating and Governance Committee evaluates all prospective board nominees in the same manner regardless of the source of the recommendation.

1. Assessment

As part of the nomination process, our Nominating and Governance Committee is responsible for reviewing with the Board periodically the appropriate skills and characteristics required of directors in the context of the current make-up of the Board. This assessment includes issues of judgment, experience and skills.

2. Evaluation of prospective nominees

In evaluating prospective nominees, including nominees recommended by shareholders, our Nominating and Governance Committee looks for the following minimum qualifications, qualities and skills:
—highest personal and professional ethics, integrity and values;
—outstanding achievement in the individual’s personal career and experience leading large, complex organizations and teams;
—breadth of experience;
—ability to make independent, analytical inquiries;
—ability to contribute to a diversity of viewpoints among board members;
—willingness and ability to devote the time required to perform board activities adequately (in this regard, the Nominating and Governance Committee will consider the number of other boards of directors on which the individual serves); and
—ability to represent the total corporate interests of our Company (a director will not be selected to, nor will he or she be expected to, represent the interests of any particular group).

3. Screening/interview of shortlisted candidates

Candidates go through a rigorous interview process with Nominating and Governance Committee members as well as Board leadership and CEO interviews. They are subjected to thorough background checks and complete the Company’s directors' and officers' questionnaire.

4. Decision, nomination, and onboarding

Board members who interview candidates provide their candidate reviews for consideration by the Nominating and Governance Committee. Once a candidate is elected or appointed to the Board, they partake in an extensive onboarding process with both Board members and the executive leadership of the Company.

24	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Shareholders who wish to submit a proposal for inclusion of a nominee for director in our proxy materials must also comply with the deadlines and requirements of our Bylaws and of Rule 14a-8 promulgated by the SEC. Please see Shareholder Proposals in this Proxy Statement for more information regarding the procedures for submission by a shareholder of a director nominee or other proposals.
Leadership Structure
Board Leadership

Responsibilities of the Chairman of the Board

The responsibilities of the Chairman of the Board are as follows:

—Presides at all meetings of the Board
—Is available, when appropriate, for consultation and direct communication with shareholders
—Sets the Board agenda in conjunction with the CEO
—Sets agenda for executive sessions
—Has the authority to call Board meetings

Independent Directors
Under the corporate governance listing standards of NASDAQ and our committee charters, the Board must consist of a majority of independent directors. In making independence determinations, the Board observes NASDAQ and SEC criteria and considers all relevant facts and circumstances. The Board, in coordination with its Nominating and Governance Committee, annually reviews all relevant business relationships any director nominee may have with our Company. As a result of its annual review, the Board has determined that each of its current non-employee directors meet the independence requirements of NASDAQ and the SEC.

CORPORATE GOVERNANCE	25
Committees of the Board
The Board has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee, each of which has a charter setting forth its responsibilities. The Board also recently formed its Risk Committee and Strategic Planning Committee. Each charter can be found at https://investor.gpreinc.com/governance/governance-documents.
The tables which follow set forth committee memberships as of the date of this proxy:

Audit Committee	Members Martin Salinas Jr. (Chair) Patrick Sweeney (1) Kimberly Wagner
Meetings in 2025: 6
The Audit Committee consists of directors who are independent under the rules of NASDAQ and the SEC.
During each of these meetings, the Audit Committee met directly with our independent auditors.
Please see page 47 of this Proxy Statement for the “Audit Committee Report.”

(1)Mr. Sweeney was appointed as a new member of the Audit Committee effective May 7, 2025.
Principal Responsibilities:
—Provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices, and the quality and integrity of our financial reports, as well as oversight of the Company’s information technology, including cybersecurity practices.
—Maintain free and open means of communication between the directors, the independent auditors and our management.
The Audit Committee continued its standing practice of meeting directly with our internal audit staff to discuss the current year’s audit plan and to allow for direct interaction between the Audit Committee members and our internal auditors. The Audit Committee also meets directly with our independent auditors.
The Audit Committee has oversight of management's efforts with respect to IT systems and cybersecurity. As part of this oversight, the Company's IT leadership meets on a quarterly basis with the Audit Committee and on an annual basis with the Board. During these update meetings, IT leadership provides the Audit Committee and Board updates regarding any changes around our cyber defenses, ongoing IT initiatives, and emerging threats and plans to pro-actively encounter these threats.
The Audit Committee, which was established in accordance with section 3(a)(58)(A) of the Exchange Act, consists of directors who are independent under the rules of NASDAQ and the SEC. Mr. Salinas has been determined to be an audit committee financial expert as defined in Rule 407(d)(5) of Regulation S-K.

26	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Compensation Committee	Members Brian Peterson (Chair) James D. Anderson Farha Aslam Steven Furcich (1)
Meetings in 2025: 5
The Compensation Committee consists of directors who are independent under the rules of NASDAQ and the SEC.
Please see page 74 of this Proxy Statement for the “Compensation Committee Report.”

(1)Mr. Furcich was appointed as a new member of the Compensation Committee effective May 7, 2025.
Principal Responsibilities:
—Establish our general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties.
—Evaluate the performance of our executive officers.
—Set compensation for directors and executive officers.
—Make recommendations to the Board on adoption of compensation plans.
—Administer our compensation plans, including choosing performance measures, setting performance targets and evaluating performance, in consultation with the Chief Executive Officer.
—When evaluating potential compensation adjustments, the Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the individual performance and contribution to our overall performance by executive officers (other than himself) and other key employees.
As permitted by the Compensation Committee Charter, which is available on the Company’s website, the Compensation Committee retained the services of an independent compensation adviser to provide consulting services with respect to the Company’s executive compensation program. In 2021, the Compensation Committee engaged a new consultant, Pay Governance (“Pay Governance”), as its compensation adviser. Pursuant to the terms of its engagement by the Compensation Committee, Pay Governance provided advice regarding our executive compensation programs in relation to the objectives of those programs and provided information and advice on competitive compensation practices and trends, peer groups, and short term and long-term incentive plan designs. In its role as the Compensation Committee’s independent compensation consultant, representatives of Pay Governance engaged in discussions with the Compensation Committee and responded on a regular basis to questions from the Compensation Committee, providing them with their opinions with respect to the design of current or proposed compensation programs. Pay Governance reported directly to the Compensation Committee and the Compensation Committee retained the sole authority to retain or terminate their services.
In 2023, to create and maintain a culture that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy, and to comply with Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, the Board updated its clawback policy which provides for the recoupment of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws.

CORPORATE GOVERNANCE	27

Nominating and Governance Committee	Members Kimberly Wagner (Chair) Carl Grassi (1) Martin Salinas Jr.
Meetings in 2025: 8
The Nominating and Governance Committee consists of directors who are independent under the rules of the NASDAQ and the SEC.
In addition, the Nominating and Governance Committee met regularly on an informal basis during 2025 in connection with its oversight of the CEO succession process.

(1)Mr. Grassi was appointed as a new member of the Nominating and Governance Committee effective April 16, 2025.
Principal Responsibilities:
—Recommend to the Board the slate of director nominees for election to the Board.
—Identify and recommend candidates to fill vacancies occurring between annual shareholder meetings.
—Oversight of the succession planning process for the Board and executives.
—Review and address governance items.
—Oversight of the Company’s sustainability initiatives.
The Nominating and Governance Committee has established certain broad qualifications in order to consider a proposed candidate for election to the Board. The Nominating and Governance Committee will also consider such other factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity in experience, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

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Risk Committee	Members Farha Aslam (Chair) James D. Anderson Brian Peterson	Meetings in 2025: 10 (1) The Risk Committee consists of directors who are independent under the rules of NASDAQ and the SEC.

(1)The Risk Committee was created on February 28, 2025.
Principal Responsibilities:
—Identify and assess major operational, regulatory, financial, market, ESG, and strategic risks.
—Oversee the development and implementation of the Company’s enterprise risk management framework.
—Review internal controls and risk reporting processes.
—Monitor financial, commodity, and market risk exposure and mitigation efforts.
—To assist the Board in overseeing compliance with industry, environmental, safety, and regulatory requirements.
—Monitor EHS risks
—Help ensure that the Company has appropriate whistleblower and fraud‑risk frameworks.
—Review crisis management, emergency response, and business continuity plans.
—Report key risks and mitigation activities to the Board.
—Review the Risk Committee charter annually.
The Risk Committee assists the Board in overseeing the Company’s enterprise‑wide risk management framework and the key risks associated with its operations, regulatory compliance, environmental and safety practices, and financial and market exposures inherent in the ethanol and renewable fuels industry. The Risk Committee was created in 2025, and its efforts have been focused on financial, commodity, and market risk exposure and mitigation efforts since inception. In future periods the Risk Committee will broaden its focus and will be responsible for identifying and assessing major operational, regulatory, environmental, strategic, and reputational risks and for monitoring the effectiveness of the Company’s risk management policies, internal controls, and reporting processes. The Risk Committee also reviews the Company’s credit and liquidity risks, and capital structure considerations, and evaluates the adequacy of compliance programs, environmental health and safety systems, and whistleblower and fraud‑risk controls. In addition, the Risk Committee also assists the Board in reviewing the Company’s crisis management and business continuity planning, including emergency response and disaster recovery preparedness. The Risk Committee meets at least quarterly and reports regularly to the Board regarding key risks and mitigation activities.

CORPORATE GOVERNANCE	29

Strategic Planning Committee	Members Steven Furcich (Chair) James D. Anderson Carl Grassi Patrick Sweeney	Meetings in 2025: None (1) The Strategic Planning Committee consists of directors who are independent under the rules of NASDAQ and the SEC.

(1)The Strategic Planning Committee was created on December 17, 2025 and did not meet prior to year end.
Principal Responsibilities:
—To assist the Board in overseeing development and execution of the Company’s strategy.
—Review and assess with management the development and modification of the Company’s strategy.
—Provide analysis and non-binding recommendations to the Board pertaining to cost optimization, capital allocation, capital structure and other finance matters and transaction opportunities.
—Monitor external factors affecting strategy (market, competition, technology, regulation).
—Evaluate major corporate development opportunities (M&A, joint venture, investments, asset sales)
—Assess management’s execution of strategic initiatives and report to the Board.
—Conduct an annual self‑evaluation.
—Report Committee activities to the Board.
—Carry out additional duties delegated by the Board.
The full Board is responsible for oversight of the development and execution of the Company’s strategy, and the Strategic Planning Committee assists the Board with such activities. The Strategic Planning Committee assists the Board in overseeing the development, refinement and execution of the Company’s long‑term strategic direction. The Strategic Planning Committee is responsible for reviewing the Company’s strategic plans and major strategic initiatives and for evaluating, together with management, the impact of economic, competitive, technological, regulatory and other external developments on the Company’s strategic priorities. The Strategic Planning Committee also provides analysis and non‑binding recommendations to the Board regarding cost optimization, capital allocation, capital structure and other finance‑related matters, as well as significant corporate development opportunities, including mergers, acquisitions, joint ventures, investments and asset dispositions. The Strategic Planning Committee meets periodically with management to assess progress on the implementation and execution of strategic plans and reports regularly to the Board regarding its reviews, evaluations and recommendations. The Strategic Planning Committee has the authority to form and delegate responsibilities to subcommittees as it deems appropriate and conducts an annual self‑evaluation of its performance. The Strategic Planning Committee is composed entirely of directors, with one member designated by the Board as Chair. The Strategic Planning Committee meets as frequently as necessary to fulfill its responsibilities, but no fewer than twice per year, and operates under a written charter approved by the Board.

30	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Board Oversight
Risk Oversight
The Board and each of its committees are involved in overseeing risk associated with the Company with the assistance of the Risk Committee.

Board
In its oversight role, the Board annually reviews our Company’s strategic plan, which addresses, among other things, the risks and opportunities facing our Company. While the Board has the ultimate oversight responsibility for the risk management process, it has delegated certain risk management oversight responsibilities to the Board committees.

Audit Committee
—Acts on behalf of the Board in fulfilling its responsibilities to oversee Company processes for the management of business/financial risk and for compliance with applicable legal, ethical and regulatory requirements.
—Charged with (i) inquiring of management and our Company’s outside auditors about significant risks and exposures and assessing the steps management has taken or needs to take to minimize such risks and (ii) overseeing our Company’s policies with respect to risk assessment and risk management, including the development and maintenance of an internal audit function to provide management and the Audit Committee with ongoing assessments of our Company’s risk management processes and internal controls.
—Has quarterly meetings with IT leadership regarding the risk management processes and internal controls around our IT systems and cybersecurity.
—Has regular meetings with our Company’s management, internal auditors and independent, external auditors.

Compensation Committee	—Considers risks related to the attraction and retention of talented senior management and other employees as well as risks relating to the design of compensation programs and arrangements.

Nominating and Governance Committee
—Annually reviews our Company’s corporate governance guidelines and their implementation, as well as regularly evaluating new and continuing directors for election to the Board.
—Annually leads the board evaluation process.
—Annually reviews the CEO succession plans.

Risk Committee
—Oversees the development and implementation of enterprise‑wide management framework, including identifying and assessing operational, regulatory, environmental, ESG, financial, commodity, and market risks.
—Monitors financial and commodity risk management, including pricing volatility, hedging strategies, credit and liquidity risks, and capital structure.
—Assists the Board in reviewing compliance, safety, and crisis preparedness, including environmental and safety compliance, whistleblower and fraud‑risk programs, and business continuity and emergency response planning.

Strategic Planning Committee
—Evaluates strategic risks and opportunities and assists the Board in overseeing development and execution of the Company’s strategy and assessing external market, competitive, technological, and regulatory factors that may impact strategic direction.
—Assesses financial and transactional risks related to capital allocation, capital structure, cost optimization, and strategic transactions such as mergers, acquisitions, joint ventures, investments, and asset dispositions.
—Monitors execution risks by reviewing management’s progress on strategic plans and initiatives and reporting to the Board on performance relative to strategic objectives.

Each committee provides the Board with regular, detailed reports regarding committee meetings and actions.

CORPORATE GOVERNANCE	31
Strategic Oversight
The Board is elected by the shareholders to oversee their interests in the long-term performance and success of the Company’s business and financial performance. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the shareholders. The Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company’s compliance with applicable laws and regulations and proper governance. The Board selects the Chief Executive Officer and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.

Oversight of Strategy
—The Board oversees the establishment and execution of the corporate strategy.
—The Board oversees and monitors strategic planning.
—Business strategy is a key focus at the Board level and embedded in the work of Board committees.
—Company management is charged with executing business strategy and provides regular performance updates to the Board.

Oversight of Risk
—The Board oversees risk management
—Board committees, which meet regularly and report back to the full Board, play significant roles in carrying out the risk oversight function.
—Company management is charged with managing risk, through robust internal processes and effective internal controls.

Succession Planning
—The Board oversees succession planning and talent development for senior executive positions.
—The Nominating & Governance Committee, which meets regularly and reports back to the Board, has primary responsibility for developing succession plans for the CEO position.

Oversight of Strategy
Oversight of the Company’s business strategy and strategic planning is a key responsibility of the Board. The Board believes that overseeing and monitoring strategy is a continuous process and takes a multilayered approach in exercising its duties.
While the Board and its committees oversee strategic planning, Company management is charged with executing the business strategy. To monitor performance against the Company’s strategic goals, the Board receives regular updates and actively engages in dialogue with our Company’s senior leaders. These boardroom discussions are enhanced with site visits from time to time, which provide Directors an opportunity to see strategy execution firsthand.

32	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
The Board’s oversight and management’s execution of our business strategy are viewed with a long-term mindset and a focus on assessing both opportunities for and potential risks to the Company.
Oversight of Risk
Inherent in the Board’s responsibilities is an understanding of and oversight of the various risks facing the Company. The Board does not view risk in isolation. Risks are considered in virtually every business decision. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk taking is essential for the Company to be competitive and to achieve the Company’s long-term strategic objectives. Effective risk oversight is an important priority of the Board. The Board undertakes to understand critical risks in the Company’s business and strategy; allocate responsibilities for risk oversight among the full Board and its committees; evaluate if the Company’s risk management and control processes are sufficient and functioning properly and to facilitate open dialogue between the Board and management on all aspects of risks facing the Company.
To learn more about risks facing the Company, you can review the factors included in Part I, "Item 1A. Risk Factors" in the Form 10-K. The risks described in the Form 10-K are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial based on the information known to the Company also may materially adversely affect the Company’s business, financial condition or results of operations in future periods.
Cybersecurity
The Company has implemented cyber defenses to safeguard the confidentiality, integrity and availability of our data. Our cybersecurity program follows the National Institute of Standards and Technology, as well as the Cybersecurity and Infrastructure Security Agency frameworks. Additionally, we follow federal and state statutory and regulatory guidance and have adopted internal policies and standards in alignment with these federal and state requirements. Furthermore, we collaborate with external experts, consultants and auditors in routinely evaluating and testing our information systems controls. We have regular CISA vulnerability scans and table-top exercises to help us test and continue to develop our Cyber Incident Response Plan. The Audit Committee has oversight of management's efforts with respect to information technology (IT) and cybersecurity. The Audit Committee meets on a quarterly basis with our IT leadership to go over updates regarding any changes around our cyber defenses, ongoing IT initiatives, and emerging threats and plans to pro-actively encounter these threats. To date (including over the last three years), we have not identified a cybersecurity breach incident that would have a material impact on our business and consolidated financial statements. Management continuously monitors the effectiveness of our cybersecurity defenses. We invest in regular and ongoing cybersecurity training for our information technology department and Company overall. For more information regarding our oversight of cybersecurity risks, please refer to Item 1C Cybersecurity in our most recent Annual Report on Form 10-K, which is incorporated herein by reference.
Sustainability Oversight
The Board maintains oversight of all key topics and the Nominating and Governance Committee of the Board holds primary oversight of key sustainability initiatives and strategy. The remaining committees provide oversight of certain key topics and areas of impact. For example, our Audit Committee is responsible for oversight of information security, cybersecurity and SEC reporting oversight. We also receive external third-party assurance of select sustainability data from a third-party assurance provider and have received validation of our near-term climate-related targets from the Science-Based Targets Initiative (SBTi).

CORPORATE GOVERNANCE	33
Investor Engagement
We are receptive to investor feedback as part of our robust shareholder engagement program. We participate in investor conferences, non-deal road shows and engage in one-on-one investor calls throughout the year. Our CEO, CFO and other members of our leadership team are available to investors. Feedback from investors is shared with the Board and the executive team at regularly scheduled meetings. Our engagement has focused on topics including our business strategy, ongoing initiatives, financial performance, and the execution of our business strategy. We have incorporated feedback received through engagement with a number of our largest shareholders as well as guidelines published by shareholders and proxy advisory firms over the past year.

Topics discussed with shareholders during 2025:

—Company strategy
—Government policy
—Inflation Reduction Act
—Decarbonization initiatives
—Sustainable Aviation Fuel
—Ultra-High Protein
—Renewable Corn Oil
—Clean Sugar Technology
—Carbon Capture and Sequestration
—Industry supply and demand drivers
—Capital allocation
—Risk management
—Executive compensation programs
—Sustainability
—Economic drivers
In 2025, we connected with shareholders representing approximately:

What We Heard	What We Did

—Achieve operational excellence.
—Invested in efficiency capital and operational personnel, with 2025 average operating utilization at 94% capacity.
—Achieved record ethanol yields and meaningful gains in protein and corn oil output.
—Executed on a corporate reorganization and cost reduction initiative throughout 2025.

—Deliver on the CCS initiatives to drive shareholder value while delivering on sustainability goals.	—Successfully brought carbon capture systems online at all three Nebraska facilities, enabling the permanent sequestration of CO2. Reduced carbon intensity scores at other facilities.
—Enhance corporate governance to maximize shareholder value.	—Entered into a cooperation agreement with Ancora, one of our largest shareholders, and added three new independent directors to the Board in April 2025.
Other Governance Principles
Code of Ethics and Other Policies
The Board updated in 2021 the Company’s Code of Ethics to which all officers, directors and employees, who for purposes of the Code of Ethics are collectively referred to as employees, are required to adhere in addressing the legal and ethical issues encountered in conducting their work. The Code of Ethics requires that

34	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
all officers, directors and employees avoid conflicts of interest, comply with all laws, rules and regulations, conduct business in an honest and fair manner, and otherwise act with integrity. All parties covered by the Code of Ethics are required to report any violations of the Code of Ethics and may do so anonymously by contacting the Company’s anonymous hotline at https://gpreinc.alertline.com. The Code of Ethics includes specific provisions applicable to the Company’s principal executive officer and senior financial officers. The full text of the code of ethics is published on our website in the “Investors and Media – Governance” section.
The Board also has adopted a Related Party Policy, which addresses our Company’s procedures with respect to the review and approval of “related party transactions” that are required to be disclosed pursuant to SEC regulations. The Code of Ethics provides that any transaction or activity in which the Company is involved with a “related party” (which is defined as an employee’s child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, or any person (other than a tenant or employee) sharing the household of an employee of ours, or any entity that is either wholly or substantially owned or controlled by an employee of ours or any of the foregoing persons and any trust of which an employee of ours is a trustee or beneficiary) shall be subject to review and approval by our Audit Committee so that appropriate measures can be put into place to avoid either an actual conflict of interest or the appearance of a conflict of interest.
We have also adopted a clawback policy in compliance with the new Exchange Act Rule 10D-1 and the corresponding NASDAQ listing standards that requires recovery of erroneously awarded incentive-based compensation.
Meeting Attendance and Executive Sessions
During the fiscal year ended December 31, 2025, the Board held four regular meetings and 68 special meetings. Each of our active directors attended at least 92% of all meetings held by the Board and committee meetings of the Board on which the applicable director served during the fiscal year ended December 31, 2025. The Board met in executive session, without management at each regularly scheduled meeting.
Director Education and Orientation
The Company provides an orientation and continuing education process for Board members to enable them to stay current on developments related to their Board and committee service. Educational opportunities may include courses, seminars, presentations, meetings with key management, and/or visits to Company facilities. The Nominating and Governance Committee is responsible for reviewing the Company's programs relating to director orientation and continuing education from time to time. The Company supports continuing education opportunities and reimburses Board members for the cost of continuing education programs.

New Director Orientation
As new directors join the Board, the Company provides a high-touch, customizable orientation and onboarding process. Once concluded, new directors will have an understanding of the Company's business, strategy, and leaders. They should also understand their responsibilities and duties as directors and have access to resources, information, and contacts that will enable them to be effective in their role.

Continuing Education	The Company supports and directors pursue continuing education opportunities from time to time. The Company reimburses Board members for the cost of continuing education programs.

Additional
During their service, directors have discussions with each other and senior leadership of the Company outside of regularly scheduled Board and committee meetings to share ideas and obtain a deeper understanding of the Company's business.

CORPORATE GOVERNANCE	35
The table below shows the meeting attendance for each director in 2025:

Name	Board	Audit Committee	Compensation Committee	Nominating and Governance Committee	Risk Committee	Overall Attendance

James D. Anderson, Chairman and Lead Independent Director	66 of 72	-	5 of 5	-	10 of 10

Farha Aslam	68 of 72	-	5 of 5	-	10 of 10

Todd A. Becker (1)	11 of 12	-	-	-	-

Steven Furcich (2)	50 of 53	-	2 of 2	-	-

Carl Grassi (3)	53 of 53	-	-	4 of 4	-

Ejnar A. Knudsen III (4)	28 of 33	3 of 3	-	-	-

Chris Osowski (5)	18 of 18	-	-	-	-

Brian Peterson	72 of 72	-	5 of 5	-	10 of 10

Martin Salinas Jr.	66 of 72	6 of 6	-	8 of 8	-

Patrick Sweeney (6)	53 of 53	3 of 3	-	-	-

Alain Treuer (7)	28 of 33	3 of 3	-	5 of 5	4 of 4

Kimberly Wagner	68 of 72	5 of 6	-	8 of 8	-

(1)Mr. Becker no longer served as a director of the Board subsequent to his departure from the Company effective March 1, 2025.
(2)Mr. Furcich was appointed as a new Board member on April 14, 2025, and was appointed as a new member of the Compensation Committee effective May 7, 2025.
(3)Mr. Grassi was appointed as a new Board member on April 14, 2025, and was appointed as a new member of the Nominating and Governance Committee effective April 16, 2025.
(4)Mr. Knudsen served as a Board member and a member of the Audit Committee until his term ended on June 6, 2025.
(5)Mr. Osowski was appointed as a new Board member on August 19, 2025, upon his appointment as President and CEO.
(6)Mr. Sweeney was appointed as a new Board member on April 14, 2025, and was appointed as a new member of the Audit Committee effective May 7, 2025.
(7)Mr. Treuer served as a Board member and a member of the Audit, Nominating and Governance and Risk Committees until his term ended on June 6, 2025.

36	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Communications with the Board
Shareholders and other interested parties who wish to communicate with the Board as a whole, or with individual directors, may direct any correspondence to the following address: c/o Corporate Secretary, Green Plains Inc., 1811 Aksarben Drive, Omaha, Nebraska 68106. All communications sent to this address will be shared with the Board, or the Board Chairman or any other specific director, if so addressed.
It is a policy of the Board to encourage, but not require, directors to attend each annual meeting of shareholders. All our directors virtually attended our 2025 annual meeting of shareholders.
Prohibition on Short-Term and Speculative Trading and Pledging
Our directors and officers who are subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan. Notwithstanding the foregoing, in 2024, the Company's Insider Policy was amended to clarify that pledging of Company Common Stock by a family member of an insider is not prohibited, if the applicable insider has disclaimed beneficial ownership of such shares and has not and does not share material, nonpublic information about the Company with such person.
Compensation of Directors
Upon the recommendation of the Compensation Committee, we compensate our non-employee directors through a retainer structure for knowledge of us and the industry in which we operate, serving in a stewardship role, preparing for and attending Board and committee meetings, and serving as Board leadership or a committee Chairperson. Compensation for Board members has not been changed since August 2022, with the exception of the addition of Risk and Strategic Planning Committee chair retainers. Board members are also reimbursed for travel and other business-related expenses. A summary is as follows:

Type	Amount

Annual Cash Retainer	$90,000

Restricted Stock	$135,000

Committee Chair Retainers	Board Chair and Audit, Risk and Strategic Planning Committee - $20,000 each Nominating and Governance Committee - $15,000 Compensation Committee - $10,000

On June 6, 2025, the Company’s non-employee directors each received a grant of 32,375 shares of restricted stock with an award value of $135,000 pursuant to the 2019 Equity Incentive Plan, as amended. The award vests and shares of Common Stock are issued after one year. On April 14, 2025, the Company's three new non-employee directors each received a pro rata grant of 5,079 shares of restricted stock with an award value of $19,600 for their service through the June 6, 2025 annual meeting.
As employees, neither Mr. Becker nor Mr. Osowski received director compensation. See Summary Compensation Table for information on their compensation.

CORPORATE GOVERNANCE	37
The following table sets forth certain information regarding the fees earned or paid in cash and stock awards granted to each outside director during the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($)	Total ($)
James D. Anderson, Chairman	110,000	-	-	-	110,000
Farha Aslam (2)	106,822	135,000	-	-	241,822
Steven Furcich (3)	65,072	154,600	-	-	219,672
Carl Grassi (4)	64,250	154,600	-	-	218,850
Ejnar A. Knudsen III (5)	39,000	-	-	-	39,000
Brian Peterson	100,000	135,000	-	-	235,000
Martin Salinas Jr.	110,000	135,000	-	-	245,000
Patrick Sweeney (6)	64,250	154,600	-	-	218,850
Alain Treuer (7)	39,000	-	-	-	39,000
Kimberly Wagner	105,000	135,000	-	-	240,000
(1)Amounts for “Stock Awards” reflect the aggregate grant date fair value of annual restricted stock grants pursuant to the Plan computed in accordance with ASC 718. On June 6, 2025, our non-employee directors, received a grant of restricted stock with an award value of $135,000, or 32,375 shares of restricted stock, which were outstanding as of December 31, 2025, with the exception of Mr. Anderson due to his discretionary election to decline his award for 2025. This grant represents noncash compensation for Board service for the year following that date. On April 14, 2025, the Company's three new non-employee directors each received a pro rata grant of 5,079 shares of restricted stock with an award value of $19,600 for their service through the June 6, 2025 annual meeting.
(2)Ms. Aslam was appointed as Chair of the Risk Committee effective February 28, 2025.
(3)Mr. Furcich was appointed as a new Board member on April 14, 2025, and was appointed as a new member of the Compensation Committee effective May 7, 2025 and as Chair of the Strategic Planning Committee effective December 17, 2025. Stock awards granted include a pro rata grant on April 14, 2025, representing a portion of the full annual stock award for the portion of the year served, in addition to the full annual stock award awarded on June 6, 2025.
(4)Mr. Grassi was appointed as a new Board member on April 14, 2025, and was appointed as a new member of the Nominating and Governance Committee effective April 16, 2025. Stock awards granted include a pro rata grant on April 14, 2025, representing a portion of the full annual stock award for the portion of the year served, in addition to the full annual stock award awarded on June 6, 2025.
(5)Mr. Knudsen served as a Board member and a member of the Audit Committee until his term ended on June 6, 2025.
(6)Mr. Sweeney was appointed as a new Board member on April 14, 2025, and was appointed as a new member of the Audit Committee effective May 7, 2025. Stock awards granted include a pro rata grant on April 14, 2025, representing a portion of the full annual stock award for the portion of the year served, in addition to the full annual stock award awarded on June 6, 2025.
(7)Mr. Treuer served as a Board member and a member of the Audit, Nominating and Governance and Risk Committees until his term ended on June 6, 2025.
Stock Ownership Guidelines
The Board has adopted stock ownership guidelines to further align the interests of our non-employee directors with those of our shareholders, by requiring a minimum investment in the Company Common Stock of 5x of their annual cash retainer. The Board has three years from joining the Board to come into compliance with these guidelines. For purposes of our stock ownership guidelines, while we do include unvested restricted share awards, we do not include unvested PSU awards.

38	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Proposal 2

Amendment to the Green Plains Inc. 2019 Equity Incentive Plan to Increase Available Shares and Amend Certain Provisions

The Board recommends that shareholders vote “FOR” the amendment to the Green Plains Inc. 2019 equity incentive plan to increase available shares and amend certain provisions as set forth in Proposal 2.

The proposed second amendment to the 2019 equity incentive plan (the "Plan") is intended to align the Plan with current market practices and enhance flexibility in granting awards so the Company can continue to support retention and motivation of employees. The material terms of the second amendment include the following:
—An increase in the number of shares available for issuance under the plan from 5,710,000 to 7,710,000.
—Modification of certain Plan provisions, including:
—Prohibiting share recycling related to stock options and stock appreciation rights ("SARs");
—Adding an annual limit on awards for non-employee directors;
—Prohibiting dividend payment on stock options and SARs and making rights to dividends on other unvested and unearned awards subject to the same restrictions as the underlying awards; and
—Extend the expiration date from May 8, 2029 to June 5, 2031.
On May 8, 2019, shareholders’ approved the Plan, replacing the 2009 plan which expired in May 2019. The purpose of the Plan, which was approved by the Company’s shareholders at the 2019 annual meeting of shareholders, is to promote the interests of the Company and its shareholders by aligning the interests of participants with the interests of the Company’s shareholders. On March 19, 2020, the Board adopted, and on May 6, 2020, shareholders approved, an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan as stock-based awards from 4,110,000 to 5,710,000 (the “2020 Amendment”). The aggregate number of shares of Common Stock that currently may be issued under all stock-based awards made under the Plan is 5,710,000. On April 8, 2026, the Board adopted, subject to shareholder approval, a second amendment to the Plan to further increase the number of shares of Common Stock that may be issued under the Plan as stock-based awards from 5,710,000 to 7,710,000.
Equity awards are currently granted to employees and non-employee directors, and may be granted to consultants pursuant to the Plan. The Company had 399,450 shares of Common Stock available for future awards under the Plan as of March 16, 2026.
In calculating the number of shares of Common Stock that remain available for future awards under the Plan and in determining the size of the share reserve increase requested in Proposal 2, the Company included all outstanding PSUs at their target payout level. PSUs represent contingent rights to receive shares upon the achievement of specified performance goals, and although the actual number of shares that may be issued can

CORPORATE GOVERNANCE	39
range from 0% to 200% of target, using the target level is consistent with prevalent market practice and provides a reasonable estimate of the potential dilutive impact of these awards.
The Company did not include PSUs at their maximum payout level for purposes of calculating the share request. Maximum payout levels assume achievement of performance metrics at the highest level, which is not considered a probable outcome. Including PSUs at target levels is consistent with how the Company evaluates equity usage and aligns with the methodologies used by institutional investors and proxy advisory firms when assessing equity plan dilution and overhang.
As of March 16, 2026, 1,077,734 unvested restricted stock awards and 589,405 PSUs were outstanding at target, representing 2.0% of the Common Stock outstanding on a fully diluted basis. These awards reduce the number of shares available for future grants under the Plan and are therefore included when calculating the proposed increase in the share reserve.
As of March 16, 2026, approximately 399,450 shares remained available for awards under the Plan (2,399,450 shares if Proposal 2 is approved by shareholders). No shares remained available under any other plans.
The Company proposes amending certain provisions of the Plan, as detailed below.
Share Recycling. If and to the extent that an award terminates, expires, is canceled or is forfeited for any reason on or after April 8, 2026, the shares associated with that award will become available for grant under the Plan. Similarly, shares subject to an award (other than a stock option or SAR) that are withheld on or after April 8, 2026 in settlement of a tax withholding obligation arising in connection with that award will become available for grant under the Plan. However, shares withheld on or after April 8, 2026 in satisfaction of the exercise price payable upon exercise of an award will not become available for grant under the Plan. In addition, any shares subject to a SAR that are not delivered upon exercise of such award will not again become available for grant under the Plan.
Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Compensation Committee may establish compensation for non-employee directors from time to time, subject to the limitations in the Plan. The Compensation Committee will from time to time determine the terms, conditions and amounts of all such non-employee director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year of the Company may not exceed $500,000, increased to $750,000 for a non-employee director’s initial fiscal year of service as a non-employee director.
Dividends and Other Distributions. Rights to dividends or dividend equivalents may be extended to and made part of any awards, subject to such terms, conditions and restrictions as the Compensation Committee may establish, provided that any dividends or dividend equivalents will be subject to the same vesting schedule as the underlying awards to which the right is attached. The Compensation Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for awards. No dividends or dividend equivalents may be paid in respect of an award of Options or SARs.
Duration of the Plan. The Plan shall remain in effect until June 5, 2031.
On April 8, 2026, the Board adopted, subject to shareholder approval, the above amendments to Plan provisions.
The Board believes that equity incentive compensation is essential in attracting, retaining and motivating individuals. The flexibility of the Plan in types and specific terms of awards allows future awards to be based on then-current objectives for aligning compensation with shareholder value. Due to market volatility and lower average grant‑date share prices, as well as recent leadership transitions, the Company has utilized shares under the Plan at a faster rate than originally anticipated. The proposed increase is intended to ensure the Company can continue to provide competitive, performance‑based equity compensation that aligns employees’ interests with those of shareholders. Shareholder approval of the amendment to increase the number of shares of

40	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Common Stock that may be issued under the Plan will permit the Company to award equity incentives that help achieve these goals.
The following is a summary of the material terms of the Plan, as amended by the 2020 Amendment and this second amendment, and is qualified in its entirety by reference to the Plan and the 2020 Amendment. A copy of this second amendment is included as Appendix A to this Proxy Statement and may also be obtained from us free of charge upon request.
Summary of the 2019 Equity Incentive Plan
Administration
The Compensation Committee, which is comprised of four Independent Directors, administers the Plan and has full power and authority to determine when and to whom awards are granted, consistent with the provisions of the Plan. Subject to the provisions of the Plan, the Compensation Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Compensation Committee has authority to interpret the Plan, and establish rules and regulations for the administration of the Plan.
Eligible Participants
Any employee, non-employee director or consultant of the Company or its subsidiaries, who is selected by the Compensation Committee, is eligible to receive an award under the Plan. As of December 31, 2025, the Company had approximately 628 employees and eight non-employee directors eligible to participate.
Shares and Amounts Available for Awards
The aggregate number of shares of Common Stock that may be issued under all stock-based awards made under the Plan is 5,710,000. Shares related to awards that are forfeited, terminated, or are withheld from issuance to pay a participant’s tax withholding liability are added back and are available again under the Plan. Subject to adjustment for certain corporate transactions, no participant may be granted stock options or SARs in any year with respect to more than 500,000 shares, and no participant may be granted restricted shares, restricted share units, PSUs and other stock-based awards in any year with respect to more than 500,000 shares that are intended to comply with the performance based exception under Section 162(m) of the Internal Revenue Code (“the Code”). The maximum dollar value that may be earned by any participant in any 12-month period with respect to PSUs that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in cash is $5,000,000.
Terms of Awards
General. Awards may be granted alone or in addition to any other award granted under the Plan or any other compensation plan. Awards may be granted for no cash consideration or for cash or other consideration as determined by the Compensation Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, or shares of Common Stock, or any combination of these in a single payment. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value on the date of grant of such option or SAR. The fair market value of a share under the Plan is the closing price on any securities exchange or NASDAQ or other over-the-counter market on which the shares are listed on the date of determination. If the shares are not listed, the Compensation Committee will determine the fair market value of the shares. The term of awards will not be longer than 10 years. Generally, awards must require a minimum period of service of at least one year after the grant date before they vest. However, awards for up to 5% of the shares that may be issued under the Plan may provide for vesting prior to one year after the grant date.

CORPORATE GOVERNANCE	41
Awards other than options and SARs may be granted subject to the achievement of performance goals. The performance goals may be established by the Compensation Committee from time to time. The performance goals may be one or more of the following business criteria:
1.Revenue;
2.Operating income (before or after taxes);
3.Pre- or after-tax income (before or after allocation of corporate overhead and bonus);
4.Net income (before or after taxes);
5.Earnings (including earnings before taxes; earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization);
6.Earnings per share;
7.Economic value-added models or equivalent metrics;
8.Cash flow or cash flow per share (before or after dividends);
9.Stock price;
10.Total shareholder return;
11.Market share;
12.Regulatory achievements;
13.Implementation, completion or attainment of measurable objectives with respect to research, development, products, or projects;
14.Production volume levels;
15.Reductions in costs;
16.Improvement in or attainment of expense levels or working capital levels;
17.Operating margins, gross margins, or cash margin;
18.Year-end cash;
19.Debt reductions;
20.Return on equity;
21.Return on assets or net assets;
22.Return on capital (including return on total capital or return on invested capital);
23.Cash flow return on investment;
24.Efficiency ratio (non-interest expense, divided by total revenue);
25.Asset management;
26.Asset quality;
27.Asset growth or budget achievement.
The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, and may be established separately for the Company as a whole or for our various groups, divisions or subsidiaries.
Stock Options. The holder of an option is entitled to purchase a number of shares of Common Stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The option exercise price may be payable either in cash or in previously-acquired shares of Common Stock, or at the discretion of the Compensation Committee, by any other lawful means. Options are either “incentive stock options" (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code (the "Code") or “nonqualified stock options” and will vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee. The exercise price is established by the Compensation Committee and cannot be less than the fair market value of a share on the date of grant; the exercise price of an ISO granted to an employee who owns 10% or more of the combined voting power of our stock will not be less than 110% of the fair market value of a share on the date of grant. The aggregate fair market value of Common Stock for which ISOs are granted and which are first exercisable in any one calendar year by any one employee may not exceed $100,000 in fair market value, which is determined as of the date of the grant.
SARs. The holder of a SAR is entitled to receive the excess of the fair market value, calculated as of the exercise date, of a specified number of shares of Common Stock over the grant price of the SAR. Such amount shall be paid in shares of Common Stock or in cash, as specified in the award agreement. SARs shall vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee.

42	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Restricted Stock Awards and Restricted Stock Units. The holder of restricted stock will own shares of Common Stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock is entitled to vote the shares and to receive any dividends declared on the shares; however, any dividends declared in shares are subject to the same restrictions as the underlying shares. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Compensation Committee, to receive shares of Common Stock, at some future date determined by the Compensation Committee. The holder of restricted stock units will not have voting rights but will receive dividends paid with respect to the underlying shares. If the participant’s employment terminates during the vesting period for any other reason, the Restricted Stock and Restricted Stock Units will generally be forfeited.
PSU Awards. PSU awards give participants the right to receive payments in cash or shares based solely upon the achievement of certain performance goals during a specified performance period. Any shares granted may be subject to any restrictions as determined by the Compensation Committee.
Stock-Based Awards. The Compensation Committee may grant other equity-based awards, including unrestricted shares of our Common Stock, subject to terms and conditions determined by the Compensation Committee and limitations imposed by the Plan. The awards may be conditioned on meeting performance goals.
Duration, Termination and Amendment. Unless discontinued or terminated by the Board, the Plan will expire on the ten-year anniversary of the Plan, estimated as May 8, 2029, or if amended on June 5, 2031. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date.
The Board may amend, alter or discontinue the Plan at any time, although shareholder approval must be obtained if required to maintain compliance with the Code, by any applicable law or for any action that would, absent such approval, violate the rules and regulations of any securities exchange applicable to the Company.
Repricing Awards
The Compensation Committee may cancel outstanding options and SARs and replace them with either new options or SARs covering the same or a different number of shares but with an exercise price not less than fair market value on the new grant date, but only with shareholder approval. The Compensation Committee also may reduce the exercise price of options or SARs to a price not less than the then current fair market value of Common Stock on the date of adjustment, but only with shareholder approval. Under the previous equity incentive plan, shareholder approval was not required to cancel and replace options and SARs, or to reprice options and SARs, and the Compensation Committee was able to buy-out options and SARs for cash or shares.
Change in Control
Upon a change in control, as defined in the Plan, all outstanding options, SARs, restricted stock and restricted stock units that are not converted into similar awards with respect to the survivor or successor parent corporation shall become fully vested and, in the case of options and SARs, fully exercisable. Options, SARs, restricted stock and restricted stock units that are converted into similar awards with respect to the survivor or successor parent corporation upon a change in control shall vest and, in the case of options and SARs, become fully exercisable upon a qualifying termination, as defined in the Plan.
Unless provided otherwise in an award agreement or employment agreement, performance shares will be converted into restricted stock based on actual performance, giving effect to the transaction constituting a change in control. PSUs, on the other hand, generally will be converted into time-vesting restricted cash, based on actual performance, giving effect to the transaction.
Transferability of Awards
Unless otherwise provided by the Compensation Committee, awards under the Plan may only be transferred by will or by the laws of descent and distribution. The Compensation Committee may permit a participant to transfer all or a portion of his awards to members of his immediate family, to trusts for the benefit of immediate family members, or to family limited partnerships in which the participant and his family members are the only partners.

CORPORATE GOVERNANCE	43
Federal Income Tax Consequences
The following is only a general summary of the U.S. federal income tax consequences related to certain awards that may be granted under the Plan based on the tax laws in effect on the date of this Proxy Statement. The federal tax laws may change, and the federal, state and local tax consequences for any participant will depend on the participant’s individual circumstances. This summary does not address all potential tax consequences related to awards, such as estate and gift taxes, foreign taxes, and state and local taxes.
Grant of Stock Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the participant.
Exercise of Options and SARs. Upon exercising a nonqualified stock option, the participant must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise (including any shares withheld to satisfy tax withholding obligations) over the exercise price, and the Company will generally be entitled at that time to an income tax deduction for the same amount. A participant will generally have no taxable income upon exercising an ISO (except that an alternative minimum tax liability may arise), and the Company will not be entitled to an income tax deduction. Upon exercising a SAR, a participant will recognize ordinary income equal to the amount of any cash received and the fair market value on the exercise date of any shares of Common Stock received, and the Company will generally be entitled to a corresponding tax deduction for the same amount, subject to applicable limits of the Code.
Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequences upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO, a nonqualified stock option or SAR. If the participant holds shares acquired on exercise of a nonqualified stock option or SAR for more than one year, the difference between the sale price and exercise price will be taxed as long-term capital gain or loss. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under a nonqualified stock option or SAR. If the participant holds shares acquired on exercise of an ISO for more than two years from the date of the option grant and more than one year after the date of exercise, the difference between the sale price and exercise price will be taxed as long-term capital gain or loss, and the Company will not be entitled to any federal income tax deduction. If the participant sells or exchanges the shares acquired under an ISO before the expiration of the required holding periods, the participant will recognize ordinary income at the time of such disposition equal to the fair market value of the shares on the date of exercise (or the sale price, if less) minus the exercise price of the option. Any additional gain will be long-term capital gain if the shares have been held for more than one year. In such event, the Company will be entitled to a tax deduction in the year of disposition equal to the amount of ordinary income recognized by the participant, subject to the applicable limits of the Code.
Awards Other than Options and SARs. As to other awards granted under the Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income on receipt equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received over (ii) the amount (if any) paid for the shares. The Company will generally be entitled at that time to an income tax deduction for the same amount.
As to an award that is payable in shares of Common Stock that are restricted from transfer and subject to a substantial risk of forfeiture, the participant must recognize ordinary income on the date the restricted or performance period ends in an amount equal to the fair market value of the shares received (determined as of such time) over the amount (if any) paid for the shares. The Company will generally be entitled at that time to an income tax deduction for the same amount. A participant may elect to include the value of a restricted stock award as income at the time of grant under Section 83(b) of the Code, and the Company will generally be eligible for a corresponding tax deduction for the same amount at that time.
Application of Section 16. Special rules may apply to participants subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received by such participants through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period after the date of exercise. Accordingly, the amount of any ordinary income recognized by such participants and the amount of the Company’s income tax deduction will be determined as of the end of any such period.

44	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Delivery of Shares for Tax Obligation. Under the Plan, the Compensation Committee may in its discretion permit participants receiving or exercising awards to deliver shares of Common Stock (whether those previously held or to be received in connection with an award) to the Company to satisfy applicable tax withholding obligations.
Code Section 409A. Certain awards under the Plan, depending in part on the specific terms and conditions of such awards, may be considered “nonqualified deferred compensation” subject to the requirements of Section 409A of the Code, which regulates deferred compensation arrangements. If the terms or administration of such awards do not meet the requirements of Section 409A of the Code, an additional 20% federal tax, plus penalties and interest, may be imposed on the participant. The Plan is designed so that awards will meet or be exempt from the requirements of Section 409A of the Code, but there is no guarantee that all awards will ultimately be viewed as compliant by the Internal Revenue Service.
New Plan Benefits. The Compensation Committee, in its sole discretion, will determine the number and types of other awards that will be granted and are therefore not currently determinable. No awards have been granted that are contingent on the approval of the second amendment to the Green Plains Inc. 2019 Equity Incentive Plan.
Required Vote
Upon the recommendation of management, the Board adopted the second amendment to the Green Plains Inc. 2019 Equity Incentive Plan and recommends to the shareholders that they vote FOR the approval of the second amendment to the Plan. The amendment to the Plan must be approved by a majority of the votes cast by shares of Common Stock present, in person (online) or by proxy, and entitled to vote (excluding broker non-votes) on the matter (assuming a quorum is present). Abstentions do not count as votes cast "for" or "against" Proposal 2. It is intended that, unless otherwise instructed, the shares represented by the Proxy (other than broker non-votes) will be voted “For” the approval of the second amendment to the Plan.
Recommendation of the Board
The Board recommends that stockholders vote “FOR” the second amendment to Green Plains Inc. 2019 Equity Incentive Plan set forth in Proposal 2.

45
Audit Matters

Proposal 3

Ratification of Company’s Auditors

The ratification of the selection of KPMG as the Company’s independent auditors for the 2026 fiscal year must be approved by a majority of the votes cast by shares of Common Stock present in person (online) or represented by proxy and entitled to vote on the matter (assuming a quorum is present). Abstentions do not count as votes cast "for" or "against" Proposal 3. If you do not provide voting instructions to your brokerage firm or similar person holding your shares, they will be permitted to vote your shares on Proposal 3 at their discretion.

The Board recommends that shareholders vote “FOR” the ratification of KPMG as our independent auditor for the 2026 fiscal year as set forth in Proposal 3.

The Board has assessed the performance and independence of KPMG LLP (KPMG) and recommends that KPMG be re-appointed as the Company’s auditors for the fiscal year ending December 31, 2026. KPMG has served continuously as our auditor since 2009. In determining whether to recommend the re-appointment of KPMG as the Company’s independent auditor, the Audit Committee considered various factors, including: KPMG’s performance on prior audits, and the quality and efficiency of the services provided by KPMG; an assessment of the firm’s professional qualifications, resources and expertise; KPMG’s knowledge of the Company’s business and industry; the quality of the Audit Committee’s ongoing communications with KPMG and of the firm’s relationship with the Audit Committee and Company management; KPMG’s independence; the length of time the firm has served in this role; the impact on the Company of changing auditors; and data on audit quality and performance, including recent PCAOB reports on KPMG and peer firms. Considered together, these factors enable the Audit Committee to evaluate whether the selection of KPMG as the Company’s independent auditor, and the retention of KPMG to perform other services, will contribute to and enhance audit quality. Based on its evaluation, the Audit Committee believes that the continued retention of KPMG to serve as the Company’s independent registered public accounting firm is in the best interest of our shareholders. Accordingly, the Audit Committee has recommended, subject to ratification by the shareholders, that KPMG serve as the Company’s independent auditors for the fiscal year ending December 31, 2026. Representatives from KPMG are expected to be present virtually at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.
Board Recommendation
The Board recommends that shareholders vote for the ratification of KPMG for the 2026 fiscal year.

46	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Independence of Auditors
We have adopted policies and procedures for pre-approval of all audit and non-audit services to be provided by our independent auditor. It is our policy that the Audit Committee pre-approve all audit, tax and other non-audit services. A proposal for audit or non-audit services must include a description and purpose of the services, estimated fees and other terms of the services. To the extent a proposal relates to non-audit services, a determination that such services qualify as permitted non-audit services and an explanation as to why the provision of such services would not impair the independence of the independent auditor are also required.
All the services provided by KPMG during 2025 and 2024 were approved in advance by our Audit Committee. The Audit Committee has considered whether the provision of the services performed by our principal accountant is compatible with maintaining the principal accountant’s independence.
Auditors’ Fees
For the years ended December 31, 2025 and 2024, KPMG LLP was our independent auditor. The following table sets forth aggregate fees billed to us:

	2025	2024
Audit Fees	$2,594,832	$2,715,227
Audit Related Fees	40,000	200,000
Tax Fees	30,037	204,607
All Other Fees	-	-
Total	$2,664,869	$3,119,834
Audit Fees. Audit fees were for professional services rendered for the annual audit of our consolidated financial statements, quarterly reviews of our consolidated financial statements, reviews of our other filings with the SEC, and other fees that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. Fees incurred in both 2025 and 2024 include consent fees associated with the filing of a registration statement on Form S-3.
Audit-Related Fees. Audit-related fees are for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our consolidated financial statements, other than those previously reported under audit fees. Audit-related fees incurred in 2025 relate to third party workpaper review. Audit related fees incurred in 2024 include real time system implementation assessment fees.
Tax Fees. Tax fees are for professional services, approved by the Audit Committee in advance, rendered for tax compliance, tax advice and tax planning.
All Other Fees. All other fees include other products and services that are not otherwise disclosed. There were no other fees billed by KPMG in 2025 or 2024.

AUDIT MATTERS	47
Audit Committee Report
The Audit Committee, which was established in accordance with section 3(a)(58)(A) of the Exchange Act, currently consists of Messrs. Salinas (Chairman) and Sweeney and Ms. Wagner, each of whom is independent under the rules of the NASDAQ and the SEC. Mr. Salinas has been determined to be an audit committee financial expert as defined in Rule 407(d)(5) of Regulation S-K.
Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s internal control over financial reporting and an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2025, which has primary responsibility for the financial statements. KPMG, the Company’s independent auditor for the year ended December 31, 2025, is responsible for expressing an opinion as to whether the Company’s audited consolidated financial statements are presented fairly in all material respects in conformity with generally accepted accounting principles. The Audit Committee met with KPMG and Company management to discuss the Company’s financial reports. The Audit Committee discussed with KPMG the matters required to be discussed by AS 1301 Communication with Audit Committees, as may be modified or supplemented. Additionally, the Audit Committee received the written disclosures and the letter from KPMG required to be delivered to them under the applicable requirements of the Public Company Accounting Oversight Board regarding communications concerning independence, and the Audit Committee considered whether KPMG maintained its independence during the year ended December 31, 2025. Based on these discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s report on Form 10-K for the year ended on December 31, 2025.
Respectfully submitted,
Martin Salinas Jr., Chairman
Patrick Sweeney
Kimberly Wagner

48	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Executive Officers
Executive Leadership Changes in 2025
On February 28, 2025, the Board announced the departure of Todd Becker as President and Chief Executive Officer and member of the Board, effective March 1, 2025. The Board engaged an executive search firm to identify a new Chief Executive Officer. The Board also created an Executive Committee, comprised of Imre Havasi, Senior Vice President – Head of Trading and Commercial Operations, Michelle Mapes, Chief Legal & Administration Officer, Chris Osowski, Executive Vice President – Operations and Technology, and Jamie Herbert, Chief Human Resource Officer, to lead the Company until Mr. Becker’s successor was appointed. The Board designated Ms. Mapes as interim principal executive officer, effective as of March 1, 2025.
As part of the Company’s corporate reorganization and cost reduction initiative, Michelle Mapes' position as Chief Legal and Administration Officer and Corporate Secretary was contractually agreed to be eliminated at December 31, 2025 pursuant to an amendment to her employment contract dated February 27, 2025, and Grant Kadavy's position of EVP - Commercial Operations was eliminated, effective February 6, 2025.
On August 19, 2025, the Board appointed Chris Osowski as President and Chief Executive Officer and member of the Board, effective immediately. Mr. Osowski served as a member of the Company’s Executive Committee since March 2025 and served as Executive Vice President, Operations and Technology since January 2022. Also, in connection with Mr. Osowski’s appointment, the Company promoted Trent Collins to serve as Senior Vice President - Operations.
Our executive officers during 2025, as well as their ages and their positions as of April 10, 2026, are as follows. Our executive officers serve at the discretion of the Board.

Chris G. Osowski, 47 President and Chief Executive Officer

—Served as President and Chief Executive Officer, as well as director, since August 2025
—Member of Executive Committee from February 2025 to August 2025
—Executive Vice President – Operations and Technology from January 2022 to August 2025
—Vice President Global Technology at ADM from August 2020 to December 2021
—General Director, Aston Startch Products, an ADM joint venture in Moscow, from July 2018 to August 2020
—Director – India Operations, New Delhi at ADM from February 2015 to February 2017
—Held several other senior level positions at ADM from August 2013 to January 2015
—Held several senior level positions at Tate & Lyle from August 2008 to August 2013
—Production Support Manager at Renewable Energy Group from March 2007 to August 2008
—Technical Manager at Poet from September 2003 to March 2007
—Has a Master's degree in Business Administration from Minnesota State University and a Bachelor of Science degree in Agriculture and Biosystems Engineering from North Dakota State University

EXECUTIVE OFFICERS	49

Todd A. Becker, 60 Former President and Chief Executive Officer (and Former Director)

—Served as President and Chief Executive Officer, as well as director, from January 2009 to February 2025
—Served as President and Chief Executive Officer, as well as director, of Green Plains Holdings LLC from March 2015 to January 2024
—Served as President and Chief Operating Officer from October 2008 to December 2008
—Served as Chief Executive Officer of VBV LLC from May 2007 to October 2008
—Executive Vice President of Sales and Trading at Global Ethanol from May 2006 to May 2007
—Worked for ten years at ConAgra Foods, Inc. in various management positions, including Vice President of International Marketing for ConAgra Trade Group and President of ConAgra Grain Canada
—Has 37 years of related experience in various commodity processing businesses, risk management and supply chain management, along with extensive international trading experience in agricultural markets
—Has a Master’s degree in Finance from Kelley School of Business at Indiana University and a Bachelor of Science degree in Business Administration with a Finance emphasis from the University of Kansas

Michelle S. Mapes, 59 Former Interim Principal Executive Officer, Former Chief Legal and Administration Officer and Corporate Secretary

—Chief Legal and Administration Officer and Corporate Secretary from January 2018 to December 2025
—Member of Executive Committee and Interim Principal Executive Officer from February 2025 to August 2025
—Board member of Green Plains Holdings LLC from November 2021 to January 2024
—Executive Vice President – General Counsel and Corporate Secretary since November 2009 and General Counsel from September 2009 to 2018
—Partner at Husch Blackwell LLP from 2006 to 2009, where she focused her legal practice almost exclusively in renewable energy
—Serves on the Board and Executive Committee of the National Feed & Grain Association
—Serves on the CFTC's Agricultural Advisory Committee
—Chief Administrative Officer and General Counsel for HDM Corporation from 2005 to 2006
—Senior Vice President – Corporate Services and General Counsel for Farm Credit Services of America from 2000 to 2005
—Holds a Juris Doctorate, a Master’s degree in Business Administration and a Bachelor of Science degree in Accounting and Finance, all from the University of Nebraska – Lincoln

Ann Reis, 48 Chief Financial Officer

—Chief Financial Officer since January 2026
—CFO and Chief Accounting Officer at Southwest Iowa Renewable Energy LLC (SIRE) from May 2021 to December 2025
—Assistant Vice President, Corporate Accounting at Lincoln Financial Group from November 2015 through May 2021
—Director of Finance, Internal Audit at Conagra Foods, Inc. from December 2011 through November 2015
—PricewaterhouseCoopers, LLP from August 2005 through August 2010
—Holds a Master of Science in Accounting from the University of Toledo and a Bachelor of Arts from the University of Nebraska-Lincoln

50	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Philip B. Boggs, 50 Former Chief Financial Officer

—Chief Financial Officer from November 2024 to January 2026
—Led Investor Relations since December 2019, including positions as Executive Vice President, Investor Relations & Finance and Senior Vice President, Investor Relations
—Served as Treasurer from October 2014 to August 2021, including positions as Vice President, Finance and Senior Vice President, Finance
—Served in various finance and treasury roles within Green Plains since joining in March 2009
—Prior to joining Green Plains, served as Controller and Manager of Financial Analysis at Lindsay Corporation and in various financial analyst roles at ONEOK Partners
—Has a Master’s degree in Business Administration from the University of Nebraska at Omaha and a Bachelor’s degree in Business Administration, Finance and Management, from Cedarville University

Trent Collins, 56 Senior Vice President - Operations

—Senior Vice President - Operations since August 2025
—Vice President of Operational Excellence from April 2024 to August 2025
—Senior Vice President Ingredients Operations at Benson Hill from August 2021 to March 2024
—Global Director, Proteins Technology at ADM from June 2019 to July 2021, and held several other senior level positions at ADM from June 1993 to June 2019
—Holds a Bachelor’s degree in Chemical Engineering from Kansas State University

Imre Havasi, 60 Senior Vice President - Head of Trading and Commercial Operations

—Senior Vice President – Head of Trading and Commercial Operations since February 2025
—Member of Executive Committee from February 2025 to August 2025
—Senior Vice President – Commercial Operations from May 2023 to February 2025
—Worked for 30 years at Cargill Incorporated, holding various leadership positions in Cargill’s Food and Feed businesses
—Managing Director of Cargill Animal Nutrition India from 2018 to 2021
—Global Risk Management and Sourcing Director, Cargill Animal Nutrition and Health, from 2014 to 2018
—Has a Bachelor of Arts degree in Economics and International Relations from Corvinus University in Budapest, Hungary

EXECUTIVE OFFICERS	51

James F. Herbert II, 52 Chief Human Resource Officer

—Chief Human Resources Officer since October 2022
—Member of Executive Committee from February 2025 to August 2025
—Vice President Finance and Operations for Capstone IT from 2018 to 2022
—Held various HR leadership roles at Union Pacific Railroad from 2007 to 2018, including Assistant Vice President - HR Training and Development, Assistant Vice President - Human Resources and Assistant Vice President - Operations
—Holds a Bachelor of Science in Business Administration with an emphasis in Marketing and HR Management from the University of Nebraska at Omaha
—Also holds a Master's degree in Business Administration from the University of Nebraska Omaha and a Master of Science in Negotiations and Dispute Resolution from Creighton University School of Law

Ryan P. Loneman, 42 General Counsel and Corporate Secretary

—General Counsel and Corporate Secretary since January 2026
—Vice President - Legal at Lindsay Corporation, along with a variety of legal roles from March 2016 to January 2026
—Vice President and General Counsel at Signal Security from March 2015 to November 2015
—Practiced law with Kirkland & Ellis LLP from November 2009 to February 2015
—Juris Doctor with distinction from Stanford Law School, and Bachelor's degree in Finance and Philosophy from Creighton University

Grant D. Kadavy, 50 Former Executive Vice President Commercial Operations

—Executive Vice President – Commercial Operations from October 2022 to February 2025
—Held various executive positions at Darigold from 2016 to 2022, including Chief Commercial Officer, Chief Operating Officer and Chief Growth and Risk Officer
—He also held various roles at Cargill from 1997 to 2016, including President of Cargill Americas and General Director, Mexico
—Holds a Bachelor of Arts in Economics and Communication from St. Olaf College

52	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

G. Patrich Simpkins Jr., 64 Former Chief Executive Officer - Fluid Quip

—Chief Executive Officer - Fluid Quip from February 2025 to August 2025
—Chief Transformation Officer from October 2022 to February 2025
—Chief Financial Officer from May 2019 to October 2022
—Board member of Green Plains Holdings LLC from June 2015 to January 2024
—Chief Development Officer from October 2014 to May 2019
—Chief Risk Officer from October 2014 to October 2016
—Executive Vice President – Finance and Treasurer from May 2012 to October 2014
—Managing Partner of GPS Capital Partners, LLC, a capital advisory firm serving global energy and commodity clients, from 2008 to 2011
—Chief Operating Officer and Chief Financial Officer of SensorLogic, Inc. from 2005 to 2008
—Executive Vice President and Global Chief Risk Officer of TXU Corporation from 2001 to 2004
—Served in senior financial and commercial executive roles with Duke Energy Corporation, Louis Dreyfus Energy, MEAG Power Company and MCI Communications
—Has a Bachelor of Business Administration degree in Economics and Marketing from the University of Kentucky

53
Executive Compensation

Proposal 4

Advisory Vote to Approve Executive Compensation

The say-on-pay vote is advisory and therefore not binding on our Company, the Compensation Committee or the Board. However, the Compensation Committee and the Board value the opinions of our shareholders and will carefully consider the outcome of the vote and take into consideration any concerns raised by shareholders when determining future compensation arrangements.

The Board recommends that shareholders vote “FOR” our executive compensation plan set forth in Proposal 4.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act and the Exchange Act, including the Compensation Discussion and Analysis, the Summary Compensation Table and related tables and disclosure, commonly known as a “say-on-pay” proposal. At our 2023 annual meeting, our shareholders supported an annual frequency for this advisory vote. As such, the Board has determined that our Company will hold this advisory vote on the compensation of our named executive officers each year.
As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation program is designed to reward the achievement of specific annual, long-term and strategic goals and to align executives’ interests with those of our shareholders by rewarding performance above established goals with the ultimate objective of improving stockholder value. Shareholders are encouraged to read the Compensation Discussion and Analysis section of this Proxy Statement, beginning on page 54, for a more detailed discussion of our executive compensation program, including information about fiscal year 2025 compensation of our NEOs.
We are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This say-on-pay proposal gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Accordingly, we will ask our shareholders to vote “FOR” adoption of the following resolution at the Annual Meeting.
Vote Required
Approval of the above resolution requires the affirmative vote of a majority of the votes cast by shares of Common Stock present in person (online) or represented by proxy and entitled to vote on the matter (assuming a quorum is present). Abstentions and broker non-votes, if any, do not count as votes cast "for" or "against" Proposal 4.
Board Recommendation
The Board recommends that shareholders vote for our executive compensation plan.

54	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Compensation Discussion and Analysis
The following discussion and analysis contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of our Company’s compensation programs and are not statements of management’s expectations or estimates of results or other guidance.

54	Executive Overview

57	How We Make Compensation Decisions

62	Pay Levels Peer Group

63	Components of Our Compensation Programs

72	Compensation Policies and Procedures
Our Compensation Discussion and Analysis describes the key features of our executive compensation program and the Compensation Committee’s approach in deciding fiscal 2025 compensation for our named executive officers (NEOs):

Chris G. Osowski President and Chief Executive Officer (and Director)	Todd A. Becker Former President and Chief Executive Officer (and Former Director)	Michelle S. Mapes Former Interim Principal Executive Officer, Former Chief Legal and Administration Officer and Corporate Secretary	Philip B. Boggs Former Chief Financial Officer	Trent Collins Senior Vice President - Operations	Imre Havasi Senior Vice President - Trading and Commercial Operations	James Herbert II Chief Human Resources Officer	Grant D. Kadavy Former Executive Vice President - Commercial Operations	G. Patrich Simpkins Former Chief Executive Officer - Fluid Quip

Executive Overview
The NEOs’ payouts under the 2025 annual incentive program considered the Company’s financial results, safety performance, achievement of key strategic initiatives and individual performance in 2025. As described further in the Compensation Discussion and Analysis, the executive compensation program, through the use of equity-based awards, aligns the NEOs’ realizable compensation with the performance of our stock price.
Compensation Objectives and Philosophy
Our Compensation Committee has designed our executive compensation program to deliver pay that reflects corporate, business unit and individual performance that also aligns with the plans of the Company for the creation of long-term value for our shareholders. As part of our compensation philosophy, we pay executive salaries that are competitive with the majority of compensation being “at-risk” through annual cash incentive and long-term equity awards. Our annual cash incentive plan provides an incentive to achieve financial and operational performance aligned with our business plan and the long-term strategy.

EXECUTIVE COMPENSATION	55
Our Core Compensation Principles

Competitive and Market Based: We attract and retain superior employees through an executive compensation program designed to provide a mix of base salary, target annual cash incentive awards and target long-term incentive program (LTIP) award values that are aligned with the Company’s business plans and are competitive with the target compensation levels offered by our Pay Levels Peer Group.

Balanced Short- and Long-Term Focus: We reward achievement of specific goals through our annual incentive award and LTIP awards, with approximately 76% of CEO 2025 annual target total compensation delivered in incentive compensation and on average, approximately 66% of all other NEOs 2025 annual target compensation delivered in incentive compensation at risk.

Alignment with Shareholders: Our short- and long-term awards are based on the business objectives of the Company necessary to build shareholder value and are coupled with robust stock ownership guidelines. We further review our annual say-on-pay results from our shareholders in assessing our pay structures.

Pay for Performance: We reward performance with quantifiable financial and operating initiatives, with sufficiently challenging upside opportunities on annual and long-term incentive compensation for exceeding target goals, balanced with reductions from target opportunities for performance below target goals. We tie payouts under the annual incentive plan to key financial objectives, as well as strategic, operational and individual performance, to focus executives on areas over which they have the most direct impact, while continuing to motivate decision-making that is in the best interests of our Company as a whole based on quantifiable performance goals established by the Compensation Committee, with payouts determined after the Compensation Committee reviews and certifies performance results. PSU awards, which comprise 50% of all long-term awards, are tied to three-year, forward-looking performance with vesting based on actual performance measured against performance goals established at the beginning of the performance period.

Pay for Performance
The Compensation Committee has designed our executive compensation program to deliver pay in alignment with corporate, business unit and individual performance primarily based on the following three factors, which in turn are expected to align executive pay with returns to shareholders over time:
—Achievement of key financial, operational and strategic objectives; and
—The performance of our Common Stock.
The Compensation Committee believes that our executive compensation program effectively aligns pay with performance based on the key factors discussed above, thereby aligning executive pay with returns to shareholders and creating a growth-oriented, long-term value proposition for our shareholders.
Executive Compensation Highlights
The Compensation Committee has designed our executive compensation program to deliver pay in alignment with corporate, business unit and individual performance. A large portion of total direct compensation is “at-risk” through annual cash incentive and long-term equity awards. These awards are linked to actual performance and include a significant portion of equity. See charts on page 63 for more information regarding the target annual compensation mix for our CEO and other NEOs.
ONGOING MONITORING OF COMPENSATION BEST PRACTICES AND PROGRAMS IN A DYNAMIC ENVIRONMENT—OVERVIEW
Our Company has undergone shifts in the business over the last several years. As a result, and in response to our annual say-on-pay vote, the Compensation Committee regularly conducts analysis of our compensation practices, and a thorough review of all aspects of our compensation strategies and program with the independent compensation consultant.

56	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
FISCAL 2025 COMPENSATION ACTIONS AT A GLANCE
The following summarizes the key compensation decisions for the NEOs for fiscal year 2025:
Base salary: Mr. Osowski, Mr. Collins, Mr. Havasi and Ms. Mapes received 63%, 21%, 18% and 7% increases upon their appointments as President and Chief Executive Officer, Senior Vice President - Operations, Senior Vice President - Trading and Commercial Operations, and Interim Principal Executive Officer, respectively. The annual base salaries of Mr. Collins and Mr. Herbert were increased by 5% and 7%, respectively, in early 2025. The annual rate of base salaries of the other NEOs were unchanged in 2025.
Annual Incentive Bonus: For fiscal 2025, the Compensation Committee awarded annual bonuses ranging from 114% to 98% of each NEO’s target bonus. See the Annual Incentive Compensation section for a complete discussion of our performance measures, targets and performance for 2025 and annual bonuses awarded by the Compensation Committee for the year.
Long-Term Incentive Awards: In March 2025, each of the NEOs was granted a combination of PSUs that cliff vest on the third anniversary of the grant date and Restricted Share Awards ("RSAs") which vest ratably over three years. In August 2025, Chris Osowski and Trent Collins were granted PSUs and RSAs upon their appointments as President and Chief Executive Officer and Senior Vice President - Operations, respectively. These awards vest in the same fashion as those granted in March of 2025. Moreover, the PSUs granted in March 2023, March 2024 and March 2025 are subject to performance goals aligned with the Company’s strategic objectives and shareholder interests.
These compensation decisions are discussed in more detail in this Compensation Discussion and Analysis and shown in the Summary Compensation Table and Grants of Plan-Based Awards Table that follows.
2025 Performance Highlights
—In the fourth quarter of 2025, the Company's carbon capture facilities in Central City, Wood River and York, Nebraska were started, significantly lowering the carbon intensity of these sites
—On October 27, 2025, the Company successfully completed $200 million in privately negotiated convertible note exchange and subscription transactions enhancing financial flexibility
—On September 25, 2025, the Company completed the sale of the Obion, Tennessee plant for $170 million plus working capital, using the proceeds to eliminate $130.7 million junior mezzanine debt and strengthen corporate liquidity
—On September 17, 2025, the Company executed a tax credit monetization agreement for the Advantage Nebraska sites, along with an amendment on December 10, 2025 to expand program to three additional facilities
—The Company completed the sale of our 50% investment in GP Turnkey Tharaldson LLC as of June 30, 2025, for $24.3 million
—On April 22, 2025, the Company announced that Eco-Energy, LLC had been selected as its exclusive ethanol marketer
Compensation Best Practices
In response to say-on-pay votes, best practices and investor input, we have implemented the following:

  Special awards may be made to compensate new hires for equity they forfeit at their former employer or for targeted retention for critical and at-risk executives.
  One-half of annual awards granted to executive officers under the LTIP are in the form of PSUs which vest based on the attainment of pre-established performance goals aligned to the long-term strategies of the Company.
  We have a forward-looking performance measurement for our LTIP, with PSUs earned at the end of a three-year performance period.
  We maintain a compensation recovery (clawback) policy in compliance with NASDAQ listing standards to allow the Board to recover incentive compensation in connection with a material financial restatement.
  We adopt separate metrics for our annual incentive bonus and LTIP programs.
  We have stock ownership guidelines, and we prohibit stock pledging, as well as hedging transactions, for executive officers.

EXECUTIVE COMPENSATION	57
How We Make Compensation Decisions
Overview/Philosophy
The Compensation Committee has designed our executive compensation program to serve several key objectives. In the chart below, we have summarized how the executive compensation program supports these executive compensation program objectives.

OBJECTIVE	PROGRAM DESIGN

Attract and retain superior employees in key positions, with compensation opportunities that are competitive relative to the compensation offered at similarly sized companies in our peer group.
—Provide a mix of base salary, target annual cash incentive awards and target LTIP award values that are aligned with the program’s principles and objectives and are competitive with the target compensation levels offered by our Pay Levels Peer Group.
—Retention agreements are put in place for executives' retention requiring repayment of certain awards if there is a departure prior to the end of the calendar year of the award.

Reward the achievement of strategic annual and long-term goals.
—Provided approximately 76% of CEO 2025 annual target total compensation in incentive compensation and on average, approximately 66% of all other NEOs annual target compensation in incentive compensation.
—Provided sufficiently challenging upside opportunities on annual and long-term incentive compensation for exceeding target goals, balanced with reductions from target opportunities for performance below target goals.
—Tied payouts under the annual incentive plan to key financial objectives, as well as strategic, operational and individual performance, to focus executives on areas over which they have the most direct impact, while continuing to motivate decision-making that is in the best interests of our Company as a whole.
—Based annual incentive awards primarily on quantifiable performance goals established by the Compensation Committee, with payouts determined after the Compensation Committee reviews and certifies performance results.
—PSUs granted as part of LTIP are tied to three-year, forward-looking performance with vesting based on actual performance measured against performance goals established at the beginning of the performance period.

Align the interests
of our NEOs with those of our shareholders by rewarding strong Company performance through the use of equity-based awards and a share ownership and retention policy, with the ultimate objective of improving shareholder value over time.

—Tied payout of PSUs granted to our NEOs as part of LTIP to three-year, forward-looking performance based on performance goals consistent with the Company’s objectives.
—Maintain rigorous stock ownership guidelines to align the interests of the Company's executives with those of our shareholders.

58	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Roles and Responsibilities
Compensation Committee
The Compensation Committee has primary responsibility for overseeing our executive compensation program. The Board appoints the members of the Compensation Committee. Additionally, the Board has determined that each member of the Compensation Committee meets the applicable requirements for independence established by applicable SEC rules and the listing standards of the NASDAQ. The Compensation Committee:
—oversees our various compensation plans and programs and makes appropriate design decisions;
—retains responsibility for monitoring our executive compensation plans and programs to ensure that they continue to adhere to our Company’s compensation philosophy and objectives; and
—determines the appropriate compensation levels for all executives, including the NEOs.
The Compensation Committee meets on a regular basis and has an executive session without members of management present at each regular committee meeting. The Compensation Committee’s duties and responsibilities are described in its charter, which can be found on our website at http://investor.gpreinc.com/corporate-governance. The Compensation Committee and the Board periodically review and, as appropriate, revise the charter.
As provided by its charter and discussed in greater detail below, the Compensation Committee engages an independent compensation consultant to advise it on the design of our executive compensation program. The Compensation Committee engaged Pay Governance to advise it in connection with the executive compensation program design since 2021. To determine the appropriate compensation levels, the Compensation Committee considers, in conjunction with recommendations from its independent compensation consultant:
—Total compensation paid to the NEOs;
—Our Company’s long-term and short-term incentive program design and alignment with strategic and financial objectives;
—Our Company’s performance, the industry in which we operate, the current operating environment, our relative total shareholder return performance and market compensation for similarly situated executives; and
—How to balance short-term and long-term compensation to provide fair near-term compensation, to align executive pay with long-term shareholder value, and to avoid structures that would encourage excessive risk taking.
The Compensation Committee periodically reviews our executive compensation program to ensure that it remains competitive and provides the proper balance between cash and equity, and between short-term and long-term incentive compensation. The Compensation Committee’s regular analysis and refinement of the compensation program ensures continuing alignment of the elements of the compensation program with our Company’s business strategy and shareholder interests. During this process, the Compensation Committee:
—Evaluates the design of our compensation program to align pay and performance;
—Evaluates the executive compensation program to ensure a continued nexus between executive compensation and the creation of shareholder value;
—Seeks to ensure that our Company’s compensation programs remain competitive, including comparing the total direct compensation paid by our Company with that of our Pay Levels Peer Group;
—Considers feedback received from our shareholders;
—Consults as needed with its independent compensation consultant to review and refine the elements of our compensation programs to ensure that our executive compensation meets our stated objectives, is consistent with the Company’s compensation philosophy and aligns with contemporary market practice; and
—Takes into consideration appropriate corporate transactions, if any, and the resulting impact on the size and complexity of our Company’s business.
In addition to its responsibilities for executive compensation plans and programs, the Compensation Committee also evaluates and makes recommendations to the Board regarding our management and director compensation plans, policies and programs, and reviews benefit plans for management and other employees.

EXECUTIVE COMPENSATION	59
Role of Chief Executive Officer
The Compensation Committee evaluates the performance of the Chief Executive Officer who, in turn, on an annual basis, reviews the performance of his direct reports, which include each of the NEOs other than himself. The Chief Executive Officer presents his conclusions and recommendations with respect to performance and pay, including recommendations with respect to base salary adjustments and incentive award amounts, to the Compensation Committee. The Compensation Committee considers this information and then exercises its judgment in adopting or modifying any recommended adjustments or awards to be made to the NEOs.
Use of an Independent Compensation Consultant
The Compensation Committee’s charter allows the Compensation Committee to engage an independent compensation consultant to advise the Compensation Committee on the design of our executive compensation. In 2021, the Compensation Committee engaged Pay Governance as the independent executive compensation consulting firm. Since then, Pay Governance has provided advice on peer groups, executive compensation benchmarking and our short-term and long-term executive compensation program design, and has generally advised the Compensation Committee on executive compensation matters at its meetings, including executive sessions.
Pay Governance is engaged directly by, and is fully accountable to, the Compensation Committee and does not provide advice to management. The Compensation Committee has determined that Pay Governance is independent based on the independence factors provided by the SEC and NASDAQ.
Consideration of Say-On-Pay Vote
At our 2025 annual meeting, our shareholders approved our NEOs’ compensation, with approximately 88% of the votes cast in favor of our say-on-pay proposal.
The Compensation Committee and the Board value input from our shareholders and will carefully consider the results of the say-on-pay vote and will continue to seek direct feedback from shareholders.
Compensation Program Improvements
In response to the results of previous say-on-pay votes and shareholder and proxy advisor feedback and to better align our NEO compensation program with our business strategy, our compensation program has been modified over time to enhance the alignment between executive compensation and the interests of our shareholders, as follows:
SIGNIFICANT ACTIONS TAKEN IN RESPONSE TO SAY-ON-PAY VOTES AND INVESTOR FEEDBACK

WHAT WE HEARD	ACTIONS TAKEN	EFFECTIVE STARTING
Special Awards

Special awards should be reserved for limited circumstances
 Special awards may be made to compensate new hires for equity they forfeit at their former employer or for targeted retention for critical and at-risk executives. Where special performance-based or retention awards are granted, they will generally vest over a longer period of time.
FY 2018

Plan Design

A meaningful portion of the executive officers’ LTIP should vest based on performance	One-half of annual awards to executive officers under the LTIP will be in the form of PSUs which vest based on the attainment of pre-established performance goals.	FY 2018

60	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

WHAT WE HEARD	ACTIONS TAKEN	EFFECTIVE STARTING

Market preference toward forward-looking performance measurement for LTIP
 We have shifted from a backward-looking/trailing performance measurement to a forward-looking performance measurement for our LTIP, with PSUs earned at the end of a three-year performance period. The 2023 PSUs vested based on achievement of future EBITDA and Ultra-High Protein and clean sugar returns. The 2024 PSUs vest based on achievement of future EBITDA and absolute stock price, as well as Ultra-High Protein, clean sugar and carbon returns. The 2025 PSUs vest based on achievement of future EBITDA and absolute stock price as well as carbon EBITDA.
FY 2018

Eliminate excise tax gross-up provisions
 Mr. Becker agreed to an amendment to his employment agreement to eliminate the excise tax gross-up provision regarding change in control benefits that had been in his agreement for a number of years. None of our NEOs would be provided with an excise tax gross-up in the event of a qualified termination and a change in control.
FY 2018

Adopt a clawback policy
 We adopted a compensation recovery (clawback) policy to allow the Board to recover annual or long-term incentive awards in connection with a material financial restatement. The policy was updated in November 2023 to comply with NASDAQ listing standards to require the Board to recoup certain executive incentive-based compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements.
FY 2018 and FY 2023

Market preference toward strategic performance measures in incentive payouts	Since 2018, we have granted PSUs that utilize strategic performance measures, weighted 50%, to further align our NEOs’ interests with shareholder interests and expectations.	FY 2018

Separate metrics in incentive plans	We adopted separate metrics for our annual incentive bonus and LTIP programs.	FY 2018

Peer group update
 We re-evaluated our compensation benchmarking peer group to better align with our Company following the completion of acquisitions and business evolution and introduced a new performance peer group for use with PSU awards.
Annually since FY 2016

Stock ownership guidelines and Pledging Policy
 We have stock ownership guidelines with detailed procedures, and we have always prohibited stock pledging, as well as hedging, transactions, and any Board members granted an exception were revoked in 2021. No future exceptions will be allowed.
FY 2011 FY 2021 and FY 2024

EXECUTIVE COMPENSATION	61

WHAT WE HEARD	ACTIONS TAKEN	EFFECTIVE STARTING
CEO Compensation

Concern with level of CEO target and maximum bonus opportunity
 We moved towards a more typical compensation mix beginning in 2018, increasing the CEO’s base salary, but maintaining a below market median salary and reducing his target annual incentive to 200% of salary and maximum annual incentive to 1.5x the target bonus.
FY 2018

Proxy Design

Provide an executive summary in the Proxy Statement and discuss responsiveness to shareholder feedback
 We have improved our proxy disclosures by including a proxy summary and an executive summary at the beginning of the Compensation Discussion and Analysis section of the Proxy Statement. We have expanded disclosures on our shareholder input, practices, governance and sustainability matters. Re-designed the proxy layout to be more consistent with best practices and more user friendly.
FY 2017 and FY 2022

Use of Peer Companies in Setting Executive Compensation and Measuring Performance
Purpose

The Compensation Committee uses peer group to assess executive compensation opportunities and competitive compensation (the "Pay Levels Peer Group").

As discussed in more detail below, our Company has a unique product offering that makes it difficult to establish a group of pay-level peer companies for evaluating the competitiveness of our NEOs’ compensation opportunities and for measuring our relative business performance. It is challenging to identify appropriate peers for our business performance among companies in our S&P 8-digit and 6-digit Global Industry Classification Standard (GICS) codes, as many of the companies in those GICS codes that are of roughly similar size are exclusively energy focused, or manufacture, market, and distribute food for human consumption. These latter companies typically use agricultural commodities as ingredients in their products, and as a result these companies would typically experience reduced performance when these commodity prices rise. In contrast, our products are not generally for human consumption and our product prices generally track the performance of an identified group of agricultural commodities. As those agricultural commodities prices rise, our financial performance will generally improve, and conversely, as those commodities prices fall, our financial performance will generally be negatively impacted. As a result, our Company tends to operate in opposite economic cycles from many of the other food or agricultural-related companies in our general GICS codes.
The Compensation Committee, in consultation with Pay Governance, updated the selected companies for the Pay Levels Peer Group. The Pay Levels Peer Group has one or more of the following characteristics: (i) similar in size and financial performance to us, in particular market capitalization (ii) within a relevant industry group (including companies engaged in the production of ethanol, alternative fuels or gasoline oxygenates as well as the marketing and distribution of such fuels and increasingly so, companies engaged in the processing of agriculture products and or in specialty chemicals), (iii) considered competitors to us according to analysts and advisory firms and other selection criteria. The composition of the peer group is periodically reviewed and, if appropriate, updated to ensure continued relevancy and to account for mergers, acquisitions, divestitures or other business-related changes that may occur. The Compensation Committee believes that it is appropriate to use companies that are generally similar in size to our Company for pay comparisons.

62	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
The Compensation Committee uses competitive pay information derived from the Pay Levels Peer Group to generally inform its compensation decisions but does not formulaically benchmark based on this data. The Compensation Committee generally sets target levels of annual total direct compensation for the NEOs within a competitive range of the market median of the Pay Levels Peer Group. The Compensation Committee considers each executive’s experience, responsibilities, performance and internal equity when setting compensation opportunities. Given the weighting assigned to at-risk incentives, when Company performance is strong, executives can earn above median compensation. Where Company performance is weaker, compensation will be below the market median.
Pay Levels Peer Group
The following companies comprised the Pay Levels Peer Group used to inform 2025 pay decisions.

Pay Levels Peer Group

Alto Ingredients, Inc.
Calumet, Inc.
Clean Energy Fuels Corporation
CVR Energy, Inc.
H.B. Fuller Company
Ingevity Corporation
Innospec Inc.
Koppers Holdings Inc.
New Market Corporation
Par Pacific Holdings, Inc.
Rayonier Advanced Materials Inc.
REX American Resources Corporation
Stepan Company
Talos Energy Inc.
The Andersons, Inc.

In 2025, the Company reviewed its Pay Levels Peer Group as a result of changes in the Company's size, market capitalization and other factors. In August of 2025, the Company updated its Pay Levels Peer Group to add seven companies, including Alto Ingredients, Inc., Calumet, Inc., Ingevity Corporation, Innospec Inc., Rayonier Advanced Materials Inc., REX American Resources Corporation and Stepan Company, and to eliminate three companies, including Darling Ingredients Inc., Delek US Holdings, Inc. and Ingredion Incorporated. The Company deemed these remaining companies sufficient to represent our Company for purposes of informing 2025 pay decisions.

EXECUTIVE COMPENSATION	63
Components of Our Compensation Programs
The following charts illustrate the mix of total direct compensation elements for our NEOs at target performance. These charts demonstrate our executive compensation program’s focus on variable, performance-based cash and equity-based compensation through long-term equity awards and annual cash incentive awards.
Executive Compensation Snapshot
The following chart illustrates the mix of total direct compensation elements for our CEO and the average of other NEOs at target performance.

24% Fixed Base Salary

- 24% of target total direct compensation
- Compensates our CEO for services rendered during each fiscal year

76%
VARIABLE

52% Long-Term Incentive Compensation

- 52% of target total direct compensation
- One-half of the LTI opportunity is granted in PSUs and RSAs, respectively
- PSUs granted as part of LTIP are tied to three-year, forward looking performance with vesting based on actual performance measured against performance goals established at the beginning of the performance period

24% Annual Incentive Compensation

- 24% of target total direct compensation
- Payout is tied to key financial objectives, as well as strategic, operational and individual performance
- Based on quantifiable performance goals established by the committee, with payouts determined after the committee reviews and certifies performance results

CEO	AVG. OTHER NEOs

64	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

	FIXED	VARIABLE
LONG-TERM INCENTIVE COMPENSATION
	BASE SALARY	ANNUAL INCENTIVE COMPENSATION	RSAs	PSUs
CEO TARGET PAY MIX
NEO TARGET PAY MIX
Base Salary
Our Company provides NEOs with a base salary to compensate them for services rendered during each fiscal year. Base salary ranges for NEOs are determined for each executive based on the executive’s position and responsibility by using market data supplied by the Compensation Committee’s independent compensation consultant. Base salary is designed to be competitive when compared with similar positions within the Pay Levels Peer Group. The Compensation Committee periodically reviews base salaries of senior executives, including the NEOs, to determine if adjustment is necessary based on competitive practices and economic conditions. Base salary for senior executives will also be reviewed and adjustments may be made based on individual performance and the individual’s skills, experience and background.
The chart below summarizes the annual base salary of our NEOs for fiscal 2025 and 2024:

Name	Fiscal 2024 Annual Salary	Fiscal 2025 Annual Salary	Percentage Increase
Mr. Osowski (1)	$400,000	$650,000	63%
Mr. Becker (2)	$800,000	$800,000	0%
Ms. Mapes (3)	$420,000	$450,000	7%
Mr. Boggs (4)	$400,000	$400,000	0%
Mr. Collins (5)	$250,000	$315,600	26%
Mr. Havasi (6)	$275,000	$325,000	18%
Mr. Herbert (7)	$375,000	$400,000	7%
Mr. Kadavy (8)	$425,000	$425,000	0%
Mr. Simpkins (9)	$450,000	$450,000	0%
(1)Effective August 19, 2025, Mr. Osowski was appointed as President and Chief Executive Officer and his annual base salary was increased to $650,000.
(2)Effective March 1, 2025, Mr. Becker departed the Company as President and Chief Executive Officer.
(3)Effective March 1, 2025, Ms. Mapes' annual base salary was increased to $450,000. Effective December 31, 2025, Ms. Mapes departed the Company as Chief Legal and Administration Officer and Corporate Secretary.
(4)Effective January 5, 2026, Mr. Boggs departed the Company as Chief Financial Officer.
(5)Effective January 1, 2025, Mr. Collins' base salary was increased to $263,000. Effective August 19, 2025, Mr. Collins was appointed as Senior Vice President - Operations and his annual base salary was increased to $315,600.
(6)Effective February 20, 2025, Mr. Havasi was appointed as Senior Vice President – Head of Trading and Commercial Operations and his annual base salary was increased to $325,000.
(7)Effective March 1, 2025, Mr. Herbert's salary was increased to $400,000.
(8)Effective February 6, 2025, Mr. Kadavy departed the Company as EVP-Commercial Operations.
(9)Effective August 27, 2025, Mr. Simpkins departed the Company as Chief Executive Officer - Fluid Quip.

EXECUTIVE COMPENSATION	65
Annual Incentive Compensation
Overview
To motivate performance and reward the achievement of critical objectives, each of our NEOs was provided with an annual incentive award opportunity for fiscal 2025.
The annual incentive program advances our pay-for-performance philosophy by providing participants with annual bonus opportunities linked to the achievement of specific performance goals. The annual incentive program is designed to:
—Reinforce the Company’s goal-setting and strategic planning process;
—Recognize the efforts of management in the achievement of key financial, operational and strategic objectives; and
—Aid in attracting and retaining executive management, thus ensuring the long-range success of the Company.
The Compensation Committee sets objective performance measures for the Company as a whole and establishes corresponding performance goals for each participant under the annual incentive program, including our NEOs. In structuring the performance measures and goals, the Compensation Committee sets targets for achieving those goals:
—Minimum threshold before any annual performance bonus can be earned;
—Target goal to incentivize a specific desired performance level; and
—Maximum goal, which requires an appropriate level of stretch for a maximum bonus to be earned.
After the end of the fiscal year, the Compensation Committee determines whether the performance goals have been attained and approves any cash payment amount based upon the level of achievement of the annual performance goals. The Compensation Committee also evaluates each executive’s performance for the year and determines their overall cash performance bonus based on an assessment of their performance, among other things, against the following objectives:
—Leadership and Company strategy;
—Business performance and development;
—Accomplishment of strategic objectives;
—Commitment to development of management;
—Growth initiatives; and
—Financial and operational objectives.
Annual Incentive Award Opportunities
In early 2025, the Compensation Committee established target annual incentive award opportunities for the NEOs for 2025, as summarized in the table below:

Executive (1)	Target Cash Bonus as a Percent of Base Salary	Potential Award Range as a Percent of Base Salary
Mr. Osowski (2)	100%	0 – 200%
Ms. Mapes	80%	0 – 200%
Mr. Boggs (3)	80%	0 – 200%
Mr. Collins (4)	80%	0 – 200%
Mr. Havasi	80%	0 – 200%
Mr. Herbert	80%	0 – 200%
Mr. Simpkins (5)	80%	0 – 200%
(1)Mr. Becker and Mr. Kadavy are not presented above as their employment was terminated prior to the establishment of target incentives for 2025.
(2)Mr. Osowski's target bonus was established on August 19, 2025, when he was appointed as President and Chief Executive Officer.
(3)Mr. Boggs departed the Company as Chief Financial Officer on January 5, 2026, and did not receive any annual incentive awards for 2025.
(4)Mr. Collins's target bonus was established on August 19, 2025, when he was appointed as Senior Vice President - Operations.
(5)Mr. Simpkins departed the Company as Chief Executive Officer - Fluid Quip on August 27, 2025, and did not receive any annual incentive awards for 2025.

66	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Annual Incentive Award Formula
In 2025, the Compensation Committee approved the following performance measures, weighting and goals, and corresponding payouts, for use in determining payouts under the 2025 annual incentive program:

Objective	Weighting	Threshold Performance / 50% Payout	Target Performance / 100% Payout	Maximum Performance / 200% Payout (1)
Emergent EBITDA (2)	30%	Earned based on various performance targets for each product
Safety (3)	5%	Earned based on various safety targets
Run Rate (mm bushels/year)	5%	240	259	267
Renewable Corn Oil, Protein and Ethanol Yields	5%	Earned based on various performance targets for each product
Other Operating Initiatives	35%	Earned based on various quantitative metrics for each operating initiative (4)
MBOs / Individual Performance	20%	Earned through MBO attainment
(1)The maximum potential payout for each measure (as a % of the weighting at target) is 200% of target.
(2)Emergent EBITDA is comprised of contributions from corn oil, high-protein, carbon, FQT, and FQM. Performance goals are pre-established in two six-month periods to address the commodity nature of our business. No award is paid until the end of the annual period.
(3)The plant safety goal is comprised of various industry metrics, including OSHA rate, DART rate, air permit deviation count, water permit deviation count, and 30-hour OSHA training completion percentage.
(4)Other operating initiatives include multiple initiatives including but not limited to operating expense per gallon, SG&A expenditures and non-core asset monetization. Each operating initiative has pre-established quantitative metrics.
Each measure is separately weighted and if performance falls between the specified performance levels, the payout earned will be determined using straight-line interpolation (for those measures with threshold, target and maximum performance goals).
The performance levels, aggregate performance required to earn a payout at each level and corresponding payouts for the NEOs are summarized in the table to the right:

Level of Attainment	Payout as a % of the Target Bonus (All NEOs except CEO)	Payout as a % of the Target Bonus (CEO)
Threshold	50%	50%
Target (% of Salary)	80%	100%
Maximum	200%	200%

EXECUTIVE COMPENSATION	67
Determination of Payouts
Following the end of 2025, the Compensation Committee assessed the Company’s performance on the measures above and each of the NEOs individual performance, and determined the payout earned.

Company Objective	Weighting	Threshold Performance	Target Performance	Maximum Performance (1)
Emergent EBITDA		Earned based on various performance targets for each metric (2)
Safety		Earned based on various safety targets (3)
Run Rate (mm bushels/year)
Renewable Corn Oil, Protein and Ethanol Yields		Earned based on various performance targets for each product (4)
Other Operating Initiatives		Earned based on various quantitative metrics for each operating initiative (5)

Individual Performance
MBOs		Earned on an individual basis

(1)The maximum potential payout for each measure (as a % of the weighting at target) is 200% of target.
(2)Emergent EBITDA is comprised of four products, for which the Company achieved a payout on all four.
(3)The Company achieved a payout on all five of these performance measures.
(4)The Company achieved these performance measures at an average of 98% of target.
(5)The Company achieved these performance measures on two of the three initiatives.

68	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
The Board and Compensation Committee determined the following executive officers met the aforementioned objectives with the following accomplishments:
Chief Executive Officer (CEO-Mr. Osowski)
—Drove a culture of continuous improvement resulting in strong execution while working safely
—Led the development and execution of operations initiatives for portion of the year yielding contribution from the fleet beyond stated capacity
—Transitioned into CEO role accelerating the pace of operational excellence initiatives focused on yield improvements, expense discipline, balance sheet optimization and management process improvement
—Led successful operationalization of Advantage Nebraska carbon capture efforts
—Served on Executive Committee Interim Company Leadership team prior to being appointed CEO
Former Interim Principal Executive Officer and Former Chief Legal and Administration Officer (Ms. Mapes)
—Provided key support to material transactions, including the strategic review process, debt restructuring and asset transitions
—Effectively led the resolution of a number of legal matters for the Company, including certain pending litigation;
—Provided ongoing leadership to the stand up of carbon monetization initiatives
—Served as Executive Committee Interim Company Leadership Assignment, inclusive of Interim PEO
—Leadership in streamlining process and cost savings
Former Chief Financial Officer (CFO-Mr. Boggs)
—Improved working capital and expense efficiency
—Supported strategic initiatives raising liquidity and simplifying the portfolio
—Engaged investors through a number of formal and informal events
Senior Vice President - Operations (Mr. Collins)
—Drove improvements in environmental, health and safety performance
—Led several initiatives resulting in operating expense improvements
—Implemented product and production quality improvements
—Facilitated yield improvement across all platforms
Senior Vice President – Head of Trading and Commercial Operations (Mr. Havasi)
—Implemented disciplined risk management processes and strategy
—Achieved Commercial Operation Core Business objectives of financial performance, corn origination channel management and fleet optimization
—Enhanced operational excellence through structured Sales Operations Planning Process
—Served as Executive Committee Interim Company Leadership Assignment
Chief Human Resources Officer (Mr. Herbert)
—Assumed responsibility for the IT Function and worked to continuously improve efficiency and technology risk mitigation
—Implemented talent acquisition, development and retention initiatives
—Facilitated company restructuring to improve operational efficiency
—Led implementation of enhanced FQT board of managers support framework
—Served as Executive Committee Interim Company Leadership Assignment

EXECUTIVE COMPENSATION	69
The Compensation Committee determined, after consultation with its independent compensation consultant, that based on Company performance as described above, as well as strong performance on Operating Initiatives, and the NEOs’ contributions and achievement of their individual objectives as described above, to award the following bonuses for 2025, which ranged from 98% to 114% of each active NEO’s 2025 target bonus, as illustrated in the table below:

Executive (1)	Fiscal 2025 Target Bonus Opportunity	2025 Bonus	Payout as a Percent of Target
Mr. Osowski	$650,000	$636,000	98%
Ms. Mapes	$360,000	$411,390	114%
Mr. Boggs (2)	$320,000	$—	0%
Mr. Herbert	$320,000	$366,000	114%
Mr. Havasi	$260,000	$258,115	99%
Mr. Collins	$252,480	$251,000	99%
Mr. Simpkins (3)	$360,000	$—	0%
(1)Mr. Becker and Mr. Kadavy are not presented above as they departed the Company effective March 1, 2025 and February 6, 2025, respectively, which was prior to the establishment of target incentives for 2025.
(2)Mr. Boggs departed the Company as Chief Financial Officer on January 5, 2026, and did not receive any annual incentive awards for 2025.
(3)Mr. Simpkins departed the Company as Chief Executive Officer - Fluid Quip on August 27, 2025, and did not receive any annual incentive awards for 2025.
Long-Term Incentive Compensation
Overview
Each of our NEOs was provided with long-term incentive award opportunities for fiscal 2025 that were tied to our performance. The principal objectives of the LTI awards are to (i) motivate our NEOs to drive sustained long-term shareholder value creation, (ii) grant award opportunities that are based on the competitive market, but then adjusted for our performance, and (iii) provide the NEOs with equity ownership opportunities that will further enhance their alignment with our shareholders’ interests. The Compensation Committee believes that providing long-term equity-based awards incentivizes executives to balance short- and long-term decisions, which helps to mitigate excessive risk-taking by our executives.
Grants are generally made in the first quarter of each year; however, in limited, special situations, long-term incentive awards may be granted at other times to attract new executives and to retain existing executives.
Equity awards are discretionary and are generally granted annually with awards priced two business days after the Company's fourth quarter earnings are released to ensure material nonpublic information does not affect the value of executive compensation. In certain circumstances, including the hiring or promotion of an officer, the Compensation Committee may approve grants to be effective at other times. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2025, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

70	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Type and Incentive Mix
For 2025, the NEOs’ awards were granted 50% in PSUs, which vest on the third anniversary of the grant date, with the balance in service based RSAs, which vest ratably over the three-year period following the date of grant.

LTI Incentive Mix		Year 1	Year 2	Year 3	Year 4
	RSAs	Grant	One Third Vests	One Third Vests	One Third Vests
	PSUs				Earned
Performance Share Unit Awards. PSUs are tied to our Company’s long-term strategic objectives to ensure that our NEOs’ compensation is directly linked to the achievement of sustained long-term operating performance and expected, resulting stock price performance. Reflective of the desire to align the NEOs with achievement of our business strategy, the Compensation Committee determined that 2025 PSU awards would be earned based on achievement of key initiatives (as described on page 68 of the proxy) for a three-year performance period. Shares not earned in each performance period expire and are forfeited. PSUs are also subject to potential forfeiture if an executive terminates their employment prior to vesting.
Grants
The 2025 RSA awards and PSU awards granted to the NEOs are summarized in the tables below:

Executive (1)	Number of Shares		Award Value (2)		Award as a % of Annual Base Salary
	RSAs	PSUs	RSAs	PSUs	RSAs	PSUs
Mr. Osowski (3)(4)	140,006	132,321	$1,040,173	$1,194,825	160%	184%
Ms. Mapes (3)	56,073	48,388	$340,172	$303,877	76%	68%
Mr. Boggs	32,259	32,259	$176,779	$202,587	44%	51%
Mr. Collins (5)	23,609	15,828	$207,014	$168,015	66%	53%
Mr. Havasi (3)	48,008	40,323	$295,976	$253,228	91%	78%
Mr. Herbert (3)	56,073	48,388	$340,172	$303,877	85%	76%
Mr. Simpkins	48,388	48,388	$265,166	$303,877	74%	84%
(1)Mr. Becker and Mr. Kadavy are not presented above as they departed the Company effective March 1, 2025 and February 6, 2025, respectively, and they did not receive any share awards during 2025.
(2)Based on the closing price of our stock on March 10, 2025 of $5.48/share for all awards other than those noted in the footnotes below and other than market-based PSU awards, which reflect a fair value of $7.08/share.
(3)Mr. Osowski, Ms. Mapes, Mr. Havasi and Mr. Herbert were each granted RSA awards of 7,685 shares on December 18, 2025, at $9.76/share.
(4)Mr. Osowski was granted RSA awards of 83,933 shares at $8.34/share and PSU awards of 83,933 shares valued at $12.89/share upon his appointment as President and Chief Executive Officer on August 19, 2025.
(5)Mr. Collins was granted RSA awards of 15,828 shares at $8.34/share and PSU awards of 15,828 shares valued at $12.89/share upon his appointment as Senior Vice President - Operations on August 19, 2025. Mr. Collins was also granted RSA awards of 7,781 at $9.64/share on January 10, 2025.

EXECUTIVE COMPENSATION	71
Metrics
The performance levels and corresponding payouts established for the Company’s Performance Goals described below with respect to the 2025 PSU awards are summarized in the table below:

Performance Level	Payout % of Target Number of PSUs Earned
Maximum	200%*
Target	100%
Threshold	50%
*    In 2025, 2024 and 2023, the Company's CEO has a maximum opportunity of 200% of the target number of PSUs with further stretch Performance Goals necessary for achievement of such levels, as described below. If performance falls between the threshold and the specified performance levels, payouts will be interpolated as determined by the Compensation Committee at its discretion.
The Performance Goals for the 2025 LTI awards granted in March 2025 set by the Compensation Committee are as follows:

Threshold - 50% vesting	Target - 100% vesting	Max - 200% vesting

Absolute Stock Price of $7 per share	Absolute Stock Price of $13 per share	Absolute Stock Price of $18 per share

Carbon EBITDA of a specified amount	Carbon EBITDA of an amount that is 102% greater than the threshold	Carbon EBITDA of an amount that is 204% greater than the threshold

The Compensation Committee views these performance goals to be aligned with the objectives of motivating and rewarding executives for performance on key long-term measures, while also promoting retention of executive talent. The PSUs that vested during the year-ended December 31, 2025, 2024 and 2023, respectively, achieved a final payout of 30%, 115% and 123% of their performance target.
Retirement Benefits and Perquisites
Retirement Benefits
Our Company offers a 401(k) plan to all its eligible U.S.-based salaried employees. During 2021, the 401(k) plan included an employer contribution ranging from 1% of a participant’s base salary, and a matching contribution of 100% of a participant’s contributions, up to 4% of a participant’s base salary. During 2022, the Company increased the employer match from 4% to 6% of eligible employee contributions for employees with less than 5 years of service, and up to 8% of eligible employee contributions after 5 years of service. Effective January 1, 2025, the Company decreased the employer match for employees with five years of service from 8% to 6% of eligible employee contributions. Employee and employer contributions are 100% vested immediately.
We do not provide special or supplemental retirement benefits to our NEOs.
Perquisites and Other Personal Benefits
The Company provides limited perquisites to the NEOs. Consistent with the benefits offered to all other eligible employees, the Company provides our NEOs with (i) choice of various health care plans, (ii) a matching contribution to the Company’s 401(k) Plan, up to a maximum of $28,000 in 2025 for employees with greater than five years of service and up to a maximum of $21,000 in 2025 for employees with less than five years of service, as well as (iii) Company paid life insurance. In addition, in accordance with his employment agreement, Mr. Becker also received additional insurance and disability benefits as well as a tax gross-up payment to cover the taxes associated with these benefits, the details of which are set forth below.

72	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Compensation Policies and Procedures
Employment and Severance Agreements
The Company has entered into Employment Agreements with Messrs. Osowski, Collins, Havasi and Herbert that provide for, among other things, potential payments and other benefits upon termination of employment for a variety of reasons. Additionally, the Company has entered into Change in Control Severance Plans with Messrs. Osowski, Havasi and Herbert that provide for, among other things, potential payments and other benefits upon termination of employment due to a change in control. Mr. Becker, Ms. Mapes, Mr. Boggs, Mr. Kadavy and Mr. Simpkins departed the Company effective March 1, 2025, December 31, 2025, January 5, 2026, February 6, 2025 and August 27, 2025, respectively.
See “Employment Agreements” and “Potential Payments upon Termination or Change in Control” included elsewhere in this Proxy Statement for a description of these agreements, including the severance benefits thereunder.
The Compensation Committee believes that these severance arrangements are an important part of overall compensation for our NEOs and an important recruitment and retention tool as most of our competitors have implemented similar arrangements for their senior employees. Certain of these agreements include the Compensation Committee approved change of control provisions to provide reasonable protection to our senior executives in the context of an actual or potential change of control of our Company. The Compensation Committee views these arrangements as preventing management distraction during the critical periods prior to and immediately following a change of control. The Compensation Committee may adjust base salary, bonus percentage or long-term incentives to levels that exceed the initial terms of the executive officers’ employment agreements based on its periodic review of compensation data.
Stock Ownership and Retention Policy
The Board has adopted stock ownership guidelines to further align the interests of our non-employee directors and NEOs with those of our shareholders. The guidelines require our non-employee directors and NEOs to maintain an investment in our Common Stock at the following levels:
—Chief Executive Officer, six times his annual base salary;
—Chief Financial Officer, four times his or her annual base salary;
—All other NEOs, three times their base salary; and
—Non-Employee Directors, five times their annual cash retainer.
Non-employee directors and NEOs have three years from the time of engagement to come into compliance with these guidelines. All of our non-employee directors either currently meet the stock ownership guidelines or are within the three-year phase in period before the required ownership guideline level fully applies.
Insider Trading Policies and Procedures
We have an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities by directors, officers and employees. The Company believes that this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. The policy provides that employees, including our officers and directors, may not purchase or sell our stock when they are in possession of material nonpublic information. Further, the policy provides that the Company will not engage in transactions in Company securities in violation of insider trading laws. This policy also provides that officers, directors and employees in certain designated work groups may trade in our securities only during “open window” periods (beginning on the third business day after our public release of quarterly or annual financial results and continuing until seven to fourteen days prior to the end of the then-current fiscal quarter) and must pre-clear all purchases and sales of our securities.
This policy also prohibits officers, members of our Board and employees in certain designated work groups from engaging in short sales, derivative or speculative transactions in our securities, and from purchasing or using, directly or indirectly through family members or other persons or entities, financial instruments (including puts, calls or other derivative securities, on an exchange or in any other organized market, zero-cost collars and forward sale contracts) that are designed to hedge or offset any decrease in the market value of our securities. For the purposes of this policy, “our securities” refers to the Common Stock, or any other type of

EXECUTIVE COMPENSATION	73
securities that the Company may issue, including but not limited to preferred stock, convertible debentures, warrants, and derivative instruments. Trading in the securities of other companies in which insiders may have material nonpublic information or that are economically linked in such a way that material nonpublic information of our Company could impact another such company is prohibited. The policy also prohibits officers and directors from holding our securities in a margin account or pledging our securities as collateral for a loan. Two directors who previously had shares pledged under previously allowed exceptions no longer have shares pledged and can no longer do so as the Company policy was amended so that no exceptions to pledging may be granted. Notwithstanding the foregoing, in 2024, the Company's Insider Policy was amended to clarify that pledging of Common Stock by a family member of an insider is not prohibited, if the applicable insider has disclaimed beneficial ownership of such shares and has not and does not share material, nonpublic information about the Company with such person.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of our Insider Trading Policy, a copy of which is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 or may also be viewed on our website.
We are not aware of any Named Executive Officer or member of our Board who has pledged any of their shares of our Common Stock.
Compensation Recovery (Clawback)
In early 2018, we adopted the Green Plains Inc. Clawback Policy (the "Policy") a compensation recovery policy to allow the Board to recover annual or long-term incentive awards in connection with a material financial restatement. In November 2023, we updated the Policy, which is intended to comply with the NASDAQ listing standards adopted pursuant to Rule 10D-1 under the Exchange Act. Under this Policy, if the Company is required to prepare an accounting restatement due to any material noncompliance with financial reporting requirements under applicable securities laws, we will be required to recover from current and former executive officers any incentive-based compensation that was erroneously awarded to the executive officers during the three years preceding the date that the Company is required to prepare such restatement, unless the Compensation Committee determines that recovery would be impracticable. Incentive-based compensation includes compensation that is granted, earned or vested based wholly or in part on a financial reporting measure.
If mandatory recovery is triggered under this Policy due to an accounting restatement, we are required to recover the excess of the amount of incentive-based compensation actually received by the executive officer over the amount of incentive-based compensation that he or she would have received had payment been determined based on the restated financial measure.
In fiscal year 2025, we had no financial statement corrections requiring a restatement, and the Board has not needed to consider taking any action under this Policy.
Compensation Risk Assessment
With the help of its compensation consultant, the Compensation Committee reviewed our executive compensation policies and practices and determined that our executive compensation programs are not designed to encourage excessive risk-taking. Moreover, the Compensation Committee did not make any pandemic-related, discretionary adjustments to either its annual incentive program or its long-term incentive program.
Tax Considerations
Section 162(m) of the Internal Revenue Code places a limit of $1 million on compensation the Company may deduct for federal income tax purposes in any one year with respect to any of its “covered employees,” which generally include the chief executive officer, chief financial officer and the next three most highly compensated officers. Once an employee is determined to be a covered employee under this provision, the employee will remain a covered employee regardless of future changes to the employee’s title or compensation. For tax years after December 31, 2026, the term “covered employees” will be expanded to include the Company’s five highest paid employees during the year (other than an employee who is already a covered employee due to being the chief executive officer, chief financial officer and the next three most highly compensated officers during that year).

74	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Although the Compensation Committee considers tax deductibility in making its compensation decisions, the Compensation Committee does not believe that compensation decisions should be determined solely by the amount of compensation that is deductible for federal income tax purposes. As a result, the Compensation Committee reserves the right to award compensation that may not be deductible.
Compensation Committee Interlocks and Insider Participation
No Compensation Committee member (i) was an officer or employee of the Company, (ii) was formerly an officer of the Company or (iii) had any relationship requiring disclosure under the SEC’s rules governing disclosure of related person transactions. During the fiscal year ended December 31, 2025, we had no “interlocking” relationships in which (i) an executive officer of the Company served as a member of the Compensation Committee of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) an executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (iii) an executive officer of the Company served as a member of the Compensation Committee of another entity, one of whose executive officers served as a director of the Company.
Compensation Committee Report
The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on that review and those discussions, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Form 10-K for the year ended December 31, 2025.
Respectfully submitted,
Brian Peterson, Chairman
James D. Anderson
Farha Aslam
Steven Furcich

EXECUTIVE COMPENSATION	75
Compensation Tables
Summary Compensation Table
The following table sets forth certain information with respect to the total compensation paid or earned by each of our named executive officers for our fiscal years 2025, 2024 and 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Comp. ($) (2)	All Other Comp. ($) (3)	Total ($)
Chris Osowski (4)(5) -President and Chief Executive Officer (since August 2025) -Executive Committee Member (March 2025 - August 2025) -Executive Vice President Operations and Technology (January 2024 - August 2025)	2025	476,808	75,000	2,234,998	686,000	24,949	3,497,755
	2024	395,989	–	602,733	290,400	17,848	1,306,970
Todd Becker (6) Former President and Chief Executive Officer	2025	132,308	–	–	–	2,124,264	2,256,572
	2024	800,000	–	3,987,183	772,240	116,594	5,676,017
	2023	800,000	–	3,946,767	725,000	111,420	5,583,187
Michelle Mapes (5)(7) -Former Interim Principal Executive Officer (March 2025 - August 2025) -Executive Committee Member (March 2025 - August 2025) -Former Chief Legal and Administration Officer and Corporate Secretary (January 2023 - December 2025) -Former Head of Carbon (February 2025 - December 2025)	2025	446,769	575,000	644,049	411,390	71,387	2,148,595
	2024	420,000	–	556,378	304,920	35,210	1,316,508
	2023	420,000	–	563,852	273,000	31,105	1,287,957
Phil Boggs (8) Former Chief Financial Officer	2025	389,231	–	379,366	–	22,578	791,175
	2024	316,667	–	620,926	200,400	23,457	1,161,450
Trent Collins (9)(10) Senior Vice President - Operations	2025	273,275	–	375,029	251,000	74,685	973,989
Imre Havasi (5)(9) -Senior Vice President - Head of Trading and Commercial Operations -Executive Committee Member (March 2025 - August 2025)	2025	309,327	75,000	549,204	258,115	18,103	1,209,749
James Herbert II (5)(9) -Chief Human Resources Officer -Executive Committee Member (March 2025 - August 2025)	2025	385,096	75,000	644,049	366,000	30,251	1,500,396
Grant Kadavy (11) Former Executive Vice President Commercial Operations	2025	44,135	–	–	–	821,320	865,455
	2024	417,500	–	741,837	244,800	18,748	1,422,885
	2023	380,000	–	657,849	201,000	18,606	1,257,455
Patrich Simpkins (12) -Former Chief Executive Officer - Fluid Quip (March 2025 - August 2025) -Former Chief Transformation Officer (January 2023 - March 2025)	2025	295,962	500,000	569,043	–	349,127	1,714,132
	2023	450,000	–	657,849	211,000	32,027	1,350,876
(1)Amounts for “Stock Awards” reflect a grant date fair value of $5.48/share in 2025, $20.31/share in 2024 and $32.57/share in 2023 for all awards other than market-based PSU awards, which reflect a fair value of $7.08/share in 2025 and $25.23/share in 2024, computed in

76	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
accordance with ASC 718. Amounts for “Stock Awards” also reflect grant date fair values of $8.34/share for all awards other than market-based PSU awards at a fair value of $12.89/share for Mr. Osowski and Mr. Collins, $9.64/share for Mr. Collins upon promotion in 2025, $9.76/share for Mr. Osowski, Ms. Mapes, Mr. Havasi and Mr. Herbert for their service on the Executive Committee, and $11.31/share for Mr. Boggs upon promotion in 2024. Restricted stock awards granted in 2025, 2024 and 2023 vest ratably over the three-year period following the date of grant. PSU awards were granted to all NEOs in March 2025, March 2024 and March 2023, which cliff-vest in March 2028, March 2027 and March 2026, respectively, based on achievement of a variety of key initiatives. PSU awards are included in the Stock Awards column above and presented as the fair value at the date of the grant based the Company’s closing stock price. The grant date fair value of the 2025 restricted stock awards, as well as the target and maximum potential fair value of the PSU awards, are also provided below. See the Compensation Discussion and Analysis section for additional information.

		PSUs
Name	RSAs ($)	Target ($)	Maximum ($)
Mr. Osowski	1,040,173	1,194,825	2,389,650
Mr. Becker (6)	–	–	–
Ms. Mapes	340,172	303,877	607,754
Mr. Boggs	176,779	202,587	405,174
Mr. Collins	207,014	168,015	336,030
Mr. Havasi	295,976	253,228	506,456
Mr. Herbert	340,172	303,877	607,754
Mr. Kadavy (11)	–	–	–
Mr. Simpkins	265,166	303,877	607,754
(2)The column for “Option Awards” has been omitted from this table because no compensation is reportable thereunder. “Non-equity incentive plan compensation” amounts were paid pursuant to the Incentive Plan.
(3)“All Other Compensation” generally consists of our match to the executive officer’s 401(k) retirement plan, up to a maximum of $23,500 per employee for 2025 plus any catch-up payments for anyone age 50 or older during the calendar year, $23,000 per employee for 2024 and $22,500 per employee for 2023, and imputed income on Company-paid life insurance.
(4)Effective August 19, 2025, Mr. Osowski was appointed as President and Chief Executive Officer. Mr. Osowski became a NEO in 2024. As a result, only compensation paid or earned for 2024 and 2025 is reported above.
(5)Mr. Osowski, Ms. Mapes, Mr. Havasi and Mr. Hebert received a $150,000 award comprised of $75,000 in restricted shares and a $75,000 bonus payment for their service on the Executive Committee that lead to the appointment of the Company’s President and Chief Executive Officer.
(6)Effective March 1, 2025, Mr. Becker departed the Company as President and Chief Executive Officer.
(7)Effective December 31, 2025, Ms. Mapes departed the Company as Chief Legal and Administration Officer and Corporate Secretary. Ms. Mapes received a one-time $500,000 cash payment for leading, negotiating, documenting and closing both (1) the sale of our Obion, Tennessee plant, and (2) the BlackRock Junior Notes extensions during 2025.
(8)Effective January 5, 2026, Mr. Boggs departed the Company as Chief Financial Officer. Mr. Boggs became a NEO in 2024. As a result, only compensation paid or earned for 2024 and 2025 is reported above.
(9)Mr. Collins, Mr. Havasi and Mr. Herbert became NEOs in 2025. As a result, only compensation paid or earned for 2025 is reported above.
(10)Effective August 19, 2025, Mr. Collins was appointed as Senior Vice President - Operations.
(11)Effective February 6, 2025, Mr. Kadavy departed the Company as EVP-Commercial Operations.
(12)Effective August 27, 2025, Mr. Simpkins departed the Company as Chief Executive Officer - Fluid Quip. Mr. Simpkins was a NEO in both 2023 and 2025. As a result, only compensation paid or earned for 2023 and 2025 is reported above.

EXECUTIVE COMPENSATION	77
Grants of Plan-Based Awards Table
The following table sets forth certain information with respect to the plan-based awards granted to the named executive officers during the fiscal year ended December 31, 2025:

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards	Grant Date Fair Value of
Name (1)(2)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)	Stock Awards ($)
Chris Osowski		325,000	650,000	1,300,000				–	–
	3/10/25(3)	–	–	–				48,388	265,166
	3/10/25(4)	–	–	–	24,194	48,388	96,776		303,877
	8/19/25(3)	–	–	–				83,933	700,001
	8/19/25(4)	–	–	–	41,967	83,933	167,866		890,949
	12/18/25(3)	–	–	–				7,685	75,006
Michelle Mapes		180,000	360,000	900,000				–	–
	3/10/25(3)	–	–	–				48,388	265,166
	3/10/25(4)	–	–	–	24,194	48,388	96,776		303,877
	12/18/25(3)	–	–	–				7,685	75,006
Phil Boggs		160,000	320,000	800,000				–	–
	3/10/25(3)	–	–	–				32,259	176,779
	3/10/25(4)	–	–	–	16,130	32,259	64,518		202,587
Trent Collins		126,240	252,480	631,200
	1/10/25(3)	–	–	–				7,781	75,009
	8/19/25(3)	–	–	–				15,828	132,006
	8/19/25(4)	–	–	–	7,914	15,828	31,656		168,015
Imre Havasi		130,000	260,000	650,000
	3/10/25(3)							40,323	220,970
	3/10/25(4)				20,162	40,323	80,646		253,228
	12/18/25(3)	–	–	–				7,685	75,006
James Herbert II		160,000	320,000	800,000				–	–
	3/10/25(3)	–	–	–				48,388	265,166
	3/10/25(4)	–	–	–	24,194	48,388	96,776		303,877
	12/18/25(3)	–	–	–				7,685	75,006
Patrich Simpkins (5)		–	–	–				–	–
	3/10/25(3)	–	–	–				48,388	265,166
	3/10/25(4)	–	–	–	24,194	48,388	96,776		303,877
(1)Columns for “All other option awards: number of securities underlying options” and “Exercise or base price of option awards” have been omitted from this table because no compensation is reportable thereunder.
(2)Mr. Becker and Mr. Kadavy are not presented above as they departed the Company effective March 1, 2025 and February 6, 2025, respectively, and they did not receive any incentive or share awards during 2025.
(3)Represents restricted stock awards granted in 2025, which vest ratably over the three-year period following the date of grant.
(4)Represents PSU awards granted in 2025, which cliff vest in March 2028 based on various performance criteria. PSU awards are presented at fair value on the date of grant. See footnotes of the Summary Compensation Table for target and maximum PSU values.
(5)Effective August 27, 2025, Mr. Simpkins departed the Company as Chief Executive Officer - Fluid Quip.

78	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Employment Agreements
Mr. Osowski. Mr. Osowski joined the Company on January 10, 2022. On August 19, 2025, we entered into an employment agreement with Mr. Osowski upon Mr. Osowski's appointment as President and Chief Executive Officer. In August 2023, we entered into a change in control severance plan with Mr. Osowski. Mr. Osowski's employment provides for (i) an annual base salary, (ii) a one-time special bonus subject to the achievement of certain deliverables over the first 100 days, (iii) an annual target bonus of 100% of his annual base salary based on performance objectives set by the Board’s Compensation Committee, (iv) (1) a restricted stock award with a grant date fair value of $700,000 vesting ratably over three years and (2) a PSU award with a grant date fair value of $700,000 vesting on the third anniversary of the grant date, subject to the achievement of certain performance metrics, in each case, granted under the Company’s 2019 Equity Incentive Plan, (v) participation in a long-term incentive program developed by the Company, and (vi) participation in the Company’s benefit plans. Additionally, if his employment is terminated by the Company without cause or by the executive for good reason, he will receive a lump sum payment equal to one times (or 2.5 times if within 24 months of a change in control) his annual base salary and target bonus, immediate vesting of all equity awards at target levels, and continued group health coverage at active employee rates for 12 months (or 18 months if within 24 months of a change in control). Mr. Osowski’s employment is at-will and may be terminated at any time, by either party, for any reason whatsoever.
Mr. Becker. Effective October 16, 2008, we entered into an employment agreement with Mr. Becker. Mr. Becker’s employment agreement was amended in December 2009 to provide for a tax gross-up payment in the event of any tax payments on fringe benefits. Mr. Becker’s agreement was subsequently amended in March 2018 to remove the excise tax gross-up provision. In August 2023, we also entered into a change in control severance plan with Mr. Becker. The terms of the employment agreement provided that Mr. Becker would receive the following: (i) an annual base salary, (ii) an annual target bonus as a percentage of base salary based on performance objectives set by the Board’s Compensation Committee, (iii) annual awards of long-term incentive benefits of a type and level that is competitive with long-term incentive plan benefits provided to chief executive officers of public companies of comparable size in similar industries, and (iv) a fully exercisable option to acquire 150,000 shares at an exercise price equal to $10 per share. On February 28, 2025, the Board announced the departure of Todd Becker as President and Chief Executive Officer and member of the Board, effective March 1, 2025. Mr. Becker entered into a Transition and Separation Agreement (the “Transition Agreement”) and, subject to Mr. Becker’s compliance with that agreement (including through the execution of a release set forth as part of the agreement), received a severance payment of $2,040,000 under the terms of his Transition Agreement, as well as vesting of all outstanding restricted shares, with performance share awards vesting at target.
Ms. Mapes. Ms. Mapes joined the Company in 2009 and entered into an employment agreement with us effective February 3, 2020. In August 2023, we also entered into a change in control severance plan with Ms. Mapes. The employment agreement provided for (i) an annual base salary, (ii) an annual target bonus as a percentage of base salary based on performance objectives set by the Board’s Compensation Committee, (iii) participation in a long-term incentive program developed by us, and (iv) participation in our benefit plans. On February 27, 2025, in connection with the expansion of Ms. Mapes’ duties and the corporate reorganization and cost reduction initiative, the Company amended the employment agreement (“Amendment”) dated February 3, 2020, with Ms. Mapes. Pursuant to the Amendment, Ms. Mapes remained employed through December 31, 2025, at which time her position was eliminated, and the Amendment memorialized that Ms. Mapes was to receive her current base salary at an annualized rate of $450,000 and would eventually receive her severance of six months base salary, along with the vesting of all outstanding restricted shares, with performance share awards vesting at target. Ms. Mapes departed the Company on December 31, 2025, as set forth in her amended employment agreement with all of her outstanding restricted and performance shares vested at target. See Potential Payments upon Termination or Change in Control for additional information.

EXECUTIVE COMPENSATION	79
Mr. Boggs. Effective November 1, 2024, we entered into an amended employment agreement with Mr. Boggs due to his appointment as Chief Financial Officer of the Company. On November 4, 2024, we entered into a change in control severance plan with Mr. Boggs. The amended employment agreement provided for (i) an annual base salary, (ii) an annual target bonus as a percentage of base salary based on performance objectives set by the Board’s Compensation Committee, (iii) participation in a long-term incentive program developed by us, and (iv) participation in our benefit plans. On January 5, 2026 the Board announced the departure of Mr. Boggs as Chief Financial Officer. His departure was not due to any disagreement with the Company. He received (i) vesting restricted and performance share awards previously granted under the Green Plains Inc. 2019 Equity Incentive Plan at target (ii) a payment equal to 6 months base salary.
Mr. Collins. Effective August 19, 2025, we entered into an employment agreement with Mr. Collins in connection with his appointment as Senior Vice President of Operations. The employment agreement provides for (i) an annual base salary, (ii) a one‑time equity award with a grant‑date value of $264,000 in a split of performance shares and restricted shares, (iii) an annual target bonus opportunity of up to 80% of annual base salary under the Company’s short‑term incentive plan based on performance objectives set by the Compensation Committee, (iv) a one‑time restricted stock grant vesting over three years, (v) relocation benefits including a $10,000 relocation bonus, temporary living reimbursement for up to 60 days, shipment and storage of household goods, and (vi) participation in the Company’s benefit plans. Additionally, the Employment Agreement provides that if his employment is terminated by the Company without cause or by the executive for good reason, he will receive (i) a lump‑sum cash payment equal to six months of annual base salary, or one year of annual base salary if such termination occurs within 12 months following a change in control, and (ii) immediate vesting of all equity awards, with PSUs vesting at target. Mr. Collins’s employment is at‑will and may be terminated at any time, by either party, for any reason whatsoever.
Mr. Havasi. Effective February 20, 2025, we entered into an employment agreement with Mr. Havasi in connection with his role as Senior Vice President and Head of Trading and Commercial Operations, and in April 2025 we also entered into a change in control severance plan with him. The employment agreement provides for (i) an annual base salary, (ii) an annual target bonus opportunity of up to 80% of annual base salary under the Company’s short‑term incentive plan based on performance objectives set by the Compensation Committee, (iii) eligibility to participate in the Company’s long‑term incentive program as determined by the Compensation Committee, and (iv) participation in the Company’s benefit plans. If employment is terminated by the Company without cause or by the executive for good reason, he will receive six months base salary and all outstanding equity awards shall fully vest, provided however, if such termination occurs following a change of control, he will receive a severance multiple of 2.5 times his base salary, his target bonus in effect under the STIP of the Company, up to 18-months of continued health coverage, and all outstanding equity awards would fully vest, with PSUs vesting at target. Mr. Havasi’s employment is at‑will and may be terminated at any time, by either party, for any reason whatsoever.
Mr. Herbert. Effective October 3, 2022, we entered into an employment agreement with Mr. Herbert upon his appointment as Chief Human Resources Officer, and in August 2023, we also entered into a change in control severance plan with him, which was revised in June 2025. The employment agreement provides for (i) an annual base salary, (ii) a one‑time signing bonus as set forth in his offer letter, (iii) an annual target bonus opportunity of up to 80% of annual base salary under the Company’s short‑term incentive plan based on performance objectives set by the Compensation Committee, (iv) a one‑time restricted stock grant vesting over three years, (v) eligibility to participate in the Company’s long‑term incentive program developed by the Company, and (vi) participation in the Company’s benefit plans. If employment is terminated by the Company without cause or by the executive for good reason, he will receive a lump‑sum cash payment equal to six months of annual base salary, and all outstanding equity awards shall fully vest, provided however, if such termination occurs following a change of control, he will receive a severance multiple of 2.5 times his base salary, his target bonus in effect under the STIP of the Company, up to 18-months of continued health coverage, and all outstanding equity awards would fully vest, with PSUs vesting at target. Mr. Herbert’s employment is at‑will and may be terminated at any time, by either party, for any reason whatsoever.

80	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Mr. Kadavy. Effective October 3, 2022, we entered into an employment agreement with Mr. Kadavy. In August 2023, we entered into a change in control severance plan with Mr. Kadavy. The employment agreement provides for (i) an annual base salary, (ii) an annual target bonus as a percentage of base salary based on performance objectives set by the Board’s Compensation Committee, (iii) participation in a long-term incentive program developed by the Company, and (iv) participation in the Company's benefit plans. As part of the Company’s corporate reorganization and cost reduction initiative, the position of EVP - Commercial Operations was eliminated, effective February 6, 2025. Mr. Kadavy entered into separation agreements with usual and customary terms and received total compensation of $1,061,458 under the terms of his separation agreement and employment agreement, as amended, which includes amounts related to vested shares, with performance share awards vesting at target.
Mr. Simpkins. Effective May 7, 2012, we entered into an employment agreement with Mr. Simpkins. In August 2023, we also entered into a change in control severance plan with Mr. Simpkins. The terms of the employment agreement provide that Mr. Simpkins will receive (i) an annual base salary, (ii) an annual target bonus as a percentage of base salary based on performance objectives set by the Board’s Compensation Committee, (iii) participation in the long-term incentive program developed by the Company, and (iv) participation in the Company’s benefit plans. Mr. Simpkins’ employment is at-will and may be terminated at any time, by either party, for any reason whatsoever. If employment is terminated without cause or for good reason, Mr. Simpkins will receive six months base salary and all outstanding equity awards shall fully vest, provided however, if such termination occurs following a change of control, he will receive a severance multiple of 2.5 times his base salary, his target bonus in effect under the STIP of the Company, up to 18-months of continued health coverage, and all outstanding equity awards would fully vest. On August 27, 2025, the Board announced the departure of Mr. Simpkins as Chief Executive Officer - Fluid Quip. His departure was not due to any disagreement with the Company. Upon termination, he received (i) vesting of restricted and performance share awards previously granted under the Green Plains Inc. 2019 Equity Incentive Plan at target and (ii) a payment equal to 6 months base salary.
See Compensation Discussion and Analysis for further details on 2025 performance objectives.

EXECUTIVE COMPENSATION	81
Outstanding Equity Awards at Year-End
The following table sets forth certain information with respect to stock awards and equity incentive plan awards for each named executive officer that have not vested and are outstanding as of December 31, 2025:

		Stock Awards
		Restricted Stock Awards		Performance Share Units (1)
Name (2)		Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($) (3)	Equity Incentive Plan Awards: Number of Shares or Units of Stock that have not Vested (#)	Equity Incentive Plan Awards: Market Value of Shares or Units of Stock that have not Vested ($) (3)
Chris Osowski	3/9/23(4)	2,885	28,273	8,656	84,829
	3/13/24(5)	9,327	91,405	13,991	137,112
	3/10/25(6)	48,388	474,202	48,388	474,202
	8/19/25(7)	83,933	822,543	83,933	822,543
	12/18/25(8)	7,685	75,313	—	—
Michelle Mapes	3/9/23(4)	2,885	28,273	8,656	84,829
	3/13/24(5)	8,610	84,378	12,915	126,567
	3/10/25(6)	48,388	474,202	48,388	474,202
	12/18/25(8)	7,685	75,313	—	—
Phil Boggs	3/9/23(4)	962	9,428	2,886	28,283
	3/13/24(5)	5,740	56,252	8,610	84,378
	11/11/24(7)	14,736	144,413	—	—
	3/10/25(6)	32,259	316,138	32,259	316,138
Trent Collins	4/29/24(7)	3,066	30,047	—	—
	1/10/25(9)	7,781	76,254	—	—
	8/19/25(7)	15,828	155,114	15,828	155,114
Imre Havasi	5/15/23(7)	1,074	10,525	—	—
	3/13/24(5)	5,022	49,216	7,534	73,833
	3/10/25(6)	40,323	395,165	40,323	395,165
	12/18/25(8)	7,685	75,313	—	—
James Herbert II	3/9/23(4)	2,885	28,273	8,656	84,829
	3/13/24(5)	8,610	84,378	12,915	126,567
	3/10/25(6)	48,388	474,202	48,388	474,202
	12/18/25(8)	7,685	75,313	—	—
(1)Reflects the target number of PSUs granted. Performance share awards granted in 2025, 2024 and 2023 cliff-vest three years following the grant date based on attainment of performance goals.
(2)Mr. Becker, Mr. Simpkins and Mr. Kadavy are not presented above as they departed the Company effective March 1, 2025, August 27, 2025, and February 6, 2025, respectively, and they did not have any outstanding share awards as of December 31, 2025.
(3)The closing stock price of our Common Stock on December 31, 2025 of $9.80 was used to calculate the market value of shares and units that have not vested.
(4)The March 9, 2023 restricted stock awards vest in equal installments on the first, second and third anniversaries of the date of grant. The PSUs cliff vest three years following the date of grant, subject to attainment of performance goals.
(5)The March 13, 2024 restricted stock awards vest in equal installments on the first, second and third anniversaries of the date of grant. The PSUs cliff vest three years following the date of grant, subject to attainment of performance goals.
(6)The March 10, 2025 restricted stock awards vest in equal installments on the first, second and third anniversaries of the date of grant. The PSUs cliff vest three years following the date of grant, subject to attainment of performance goals.
(7)Messrs. Osowski, Boggs, Havasi and Collins were awarded restricted shares at the time of promotion or hiring, which vest ratably over the three-year period following the date of grant.
(8)The December 18, 2025 restricted stock awards vest in equal installments on the first, second and third anniversaries of the date of grant.
(9)The January 10, 2025 restricted stock award vests in equal installments on the first, second and third anniversaries of the date of grant.

82	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Stock Vested
The following table lists the number of shares acquired and the value realized of any restricted stock that vested by the named executive officers during the fiscal year ended December 31, 2025:

	Stock Awards
Name (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Chris Osowski (2)	10,417	67,901
Todd Becker (3)	377,757	2,217,434
Michelle Mapes (4)	14,265	74,936
Phil Boggs (5)	13,922	109,969
Trent Collins (8)	1,534	5,691
Imre Havasi (7)	3,587	18,190
James Herbert II (6)	8,644	51,632
Grant Kadavy (10)	—	—
Patrich Simpkins (9)	146,436	1,377,244
(1)The columns for "Option Awards" have been omitted from this table because no compensation is reportable thereunder.
(2)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On January 10, 2025, the Company withheld 994 shares of the 2,868 shares of restricted stock that vested on that date to satisfy the NEO's tax withholding obligations. On March 9, 2025, the Company withheld 1,280 shares of the 2,885 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations. On March 13, 2025, the Company withheld 2,069 shares of the 4,664 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations.
(3)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On March 7, 2025, the Company withheld 161,082 shares of the 377,757 shares of restricted and performance shares that vested on that date upon termination of employment to satisfy the NEO's tax withholding obligations.
(4)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On March 9, 2025, the Company withheld 1,466 shares of the 2,885 shares of restricted stock that vested on that date to satisfy the NEO's tax withholding obligations. On March 13, 2025, the Company withheld 2,187 shares of the 4,305 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations. On March 14, 2025, the Company withheld 3,594 shares of the 7,075 shares of restricted and performance shares that vested on that date to satisfy the NEO’s tax withholding obligations.
(5)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On March 9, 2025, the Company withheld 427 shares of the 962 shares of restricted stock that vested on that date to satisfy the NEO's tax withholding obligations. On March 13, 2025, the Company withheld 1,273 shares of the 2,870 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations. On March 14, 2025, the Company withheld 1,208 shares of the 2,721 shares of restricted and performance shares that vested on that date to satisfy the NEO’s tax withholding obligations. On November 11, 2025, the Company withheld 3,269 shares of the 7,369 shares of restricted stock that vested on that date to satisfy the NEO's tax withholding obligations.
(6)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On March 9, 2025, the Company withheld 1,280 shares of the 2,885 shares of restricted stock that vested on that date to satisfy the NEO's tax withholding obligations. On March 13, 2025, the Company withheld 1,910 shares of the 4,305 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations. On October 10, 2025, the Company withheld 645 shares of the 1,454 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations.
(7)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On March 13, 2025, the Company withheld 871 shares of the 2,512 shares of restricted and performance shares that vested on that date. On May 15, 2025, the Company withheld 316 shares of the 1,075 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations.
(8)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On April 29, 2025, the Company withheld 531 shares of the 1,534 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations.
(9)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On March 9, 2025, the Company withheld 1,493 shares of the 3,366 shares of restricted stock that vested on that date to satisfy the NEO's tax withholding obligations. On March 13, 2025, the Company withheld 1,703 shares of the 3,839 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations. On March 14, 2025, the Company withheld 4,346 shares of the 9,797 shares of restricted and performance shares that vested on that date to satisfy the NEO’s tax withholding obligations. On August 27, 2025, the Company withheld 57,408 shares of the 129,434 shares of restricted and performance shares that vested on that date upon termination of employment to satisfy the NEO's tax withholding obligations.
(10)Effective February 6, 2025, Mr. Kadavy departed the Company as EVP-Commercial Operations. All outstanding share awards were forfeited and a cash payment in lieu of the shares was made to Mr. Kadavy.

EXECUTIVE COMPENSATION	83
Potential Payments Upon Termination or Change in Control
Employment Agreement for Mr. Osowski
We have an employment agreement with Mr. Osowski. See Employment Agreements above for additional information. Upon termination without cause or for good reason, he will receive an amount equal to one times his annual base salary and target bonus and all outstanding equity awards will fully vest, including PSUs which settle at target. If termination occurs following a change of control, Mr. Osowski is entitled to (a) severance multiple of 2.5 times his base salary (b) 2.5 times his target bonus in effect under the Company's STIP (c) up to 18-months of continued health coverage and (d) all outstanding equity awards would fully vest.
For such purposes, cause is defined as one of the following: (a) a material breach by the executive of the terms of this agreement, not cured within thirty (30) days from receipt of notice from the Board of such breach, (b) conviction of, or plea of guilty or no contest to, a felony; (c) willful misconduct or gross negligence in connection with the performance of executive’s duties; or (d) willfully engaging in conduct that constitutes fraud, gross negligence or gross misconduct that results in material harm to us. For purposes of this definition, no act, or failure to act, on the executive’s part shall be considered willful unless done, or omitted to be done, by the executive in knowing bad faith and without reasonable belief that his action or omission was in, or not opposed to, our best interests. Notwithstanding the foregoing, the executive shall not be deemed to have been terminated for cause unless and until the executive has received a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting called and held for such purpose (after reasonable notice to the executive and an opportunity for the executive, together with his counsel, to be heard by the Board), finding that, in the good faith opinion of the Board, the executive is guilty of the conduct set forth above in (a), (b), (c) or (d) of this definition and specifying the particulars thereof in detail.
For such purposes, good reason is defined as any of the following if the same occurs without the executive’s express written consent: (a) a material diminution in executive’s base salary as described in the employment agreement; (b) a material diminution in executive’s authority, duties, or responsibilities; (c) a material diminution in the authority, duties, or responsibilities of the person to whom the executive is required to report; (d) a material change in the geographic location at which the executive must perform the services (for this purpose, any relocation of more than 50 miles is deemed a material change); (e) any material reduction or other adverse change in the executive’s benefits under any applicable and properly approved compensation plan or arrangement without the substitution of comparable benefits; or (f) any other action or inaction that constitutes a material breach by us under the employment agreement. To terminate for good reason, the executive must incur a termination of employment on or before the second anniversary of the initial existence of the condition.
Employment Agreement for Mr. Becker
We had an employment agreement with Mr. Becker. See Employment Agreements above for additional information. Upon termination, Mr. Becker was entitled to (a) one year of base salary plus the greater of his maximum annual cash bonus for that year or the average bonus paid for the prior two years, (b) up to one year of continued health and dental coverage (which ceases upon acceptance of a comparable position within such period) and (c) certain relocation assistance if he relocated beyond 50 miles within six months of termination. In addition, all shares acquired upon exercise of options granted therein released from certain lock-up restrictions and all outstanding options and other equity awards fully vested, including PSUs which settle at target. On February 28, 2025, in connection with his departure from the Company, Mr. Becker entered into a Transition and Separation Agreement (the “Transition Agreement”) and, subject to Mr. Becker’s compliance with that agreement (including through the execution of a release set forth as part of the agreement), he received a severance payment of $2,040,000 under the terms of his Transition Agreement, as well as vesting of all outstanding restricted shares, with performance share awards vesting at target.

84	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Employment Agreement for Ms. Mapes
We had an employment agreement with Ms. Mapes. See Employment Agreements above for additional information. On February 27, 2025, in connection with the expansion of Ms. Mapes’ duties and the corporate reorganization and cost reduction initiative, the Company amended the employment agreement with Ms. Mapes to continue employment through December 31, 2025, at which time her position was eliminated and memorialized that Ms. Mapes was to receive her current base salary at the annualized rate of $450,000 and would eventually receive her current severance of six months base salary. Upon termination on December 31, 2025, she received severance in accordance with the amendment described above along with the vesting of all outstanding restricted shares, with performance share awards, which vested at target.
Employment Agreement for Mr. Boggs
We had an employment agreement with Mr. Boggs. See Employment Agreements above for additional information. On January 5, 2026 the Board announced the departure of Mr. Boggs as Chief Financial Officer. His departure was not due to any disagreement with the Company. He received (i) vesting of restricted and performance share awards previously granted under the Green Plains Inc. 2019 Equity Incentive Plan at target and (ii) a payment equal to 6 months base salary.
Employment Agreement for Mr. Collins
Effective August 19, 2025, we entered into an employment agreement with Mr. Collins. The terms of the employment agreement provide that Mr. Collins will receive (i) an annual base salary, (ii) a one‑time equity award with a total grant value of $264,000 in a split of performance shares and restricted shares, (iii) an annual target bonus of up to 80% of annual base salary based on performance objectives set by the Board’s Compensation Committee, (iv) relocation support including a $10,000 relocation payment, temporary living reimbursement, and shipment and storage of household goods, and (v) other benefits generally available to Company employees. Mr. Collins’ employment is at‑will and may be terminated at any time, by either party, for any reason whatsoever. If employment is terminated without cause or for good reason, Mr. Collins will receive six months base salary and all outstanding equity awards shall fully vest at target; provided, however, if such termination occurs within 12 months following a change of control, he will receive one year of base salary and all outstanding equity awards would fully vest at target.
Employment Agreement for Mr. Havasi
Effective February 20, 2025, we entered into an employment agreement with Mr. Havasi. The terms of the employment agreement provide that Mr. Havasi will receive (i) an annual base salary, (ii) an annual target bonus of up to 80% of annual base salary based on performance objectives set by the Board’s Compensation Committee, (iii) participation in the long‑term incentive program developed by the Company, and (iv) other benefits generally available to Company employees. In June 2025, we also entered into a change in control severance plan with Mr. Havasi. Mr. Havasi’s employment is at‑will and may be terminated at any time, by either party, for any reason whatsoever. If employment is terminated without cause or for good reason, Mr. Havasi will receive six months base salary and all outstanding equity awards shall fully vest at target; provided, however, if such termination occurs following a change of control, he will receive 2.5 times his base salary, his target bonus in effect under the STIP of the Company, up to 18-months of continued health coverage, and all outstanding equity awards would fully vest at target.
Employment Agreement for Mr. Herbert
Effective October 3, 2022, we entered into an employment agreement with Mr. Herbert. The terms of the employment agreement provide that Mr. Herbert will receive (i) an annual base salary, (ii) a one‑time signing bonus as set forth in his offer letter, (iii) an annual target bonus of up to 80% of annual base salary based on performance objectives set by the Board’s Compensation Committee, (iv) a one‑time restricted stock grant vesting over three years and participation in the Company’s long‑term incentive program, and (v) other benefits generally available to Company employees. In August 2023, we also entered into a change in control severance plan with Mr. Herbert, which was revised in June 2025. Mr. Herbert’s employment is at‑will and may be terminated at any time, by either party, for any reason whatsoever. If employment is terminated without cause or for good reason, Mr. Herbert will receive six months base salary and all outstanding equity awards

EXECUTIVE COMPENSATION	85
shall fully vest at target; provided, however, if such termination occurs following a change of control, he will receive 2.5 times his base salary, his target bonus in effect under the STIP of the Company, up to 18-months of continued health coverage, and all outstanding equity awards would fully vest at target.
Employment Agreement for Mr. Kadavy
On October 3, 2022, we entered into an employment agreement with Mr. Kadavy. As part of the Company’s corporate reorganization and cost reduction initiative, the position of EVP - Commercial Operations was eliminated, effective February 6, 2025. Mr. Kadavy entered into separation agreements with usual and customary terms and received total compensation of $1,061,458 under the terms of his separation agreement and employment agreement, as amended, which includes amounts related to vested shares, with performance share awards vesting at target.
Employment Agreement for Mr. Simpkins
Effective May 7, 2012, we entered into an employment agreement with Mr. Simpkins. In August 2023, we also entered into a change in control severance plan with Mr. Simpkins. The terms of the employment agreement provide that Mr. Simpkins will receive (i) an annual base salary, (ii) an annual target bonus as a percentage of base salary based on performance objectives set by the Board’s Compensation Committee, (iii) participation in the long-term incentive program developed by the Company, and (iv) other benefits generally available to Company employees. Mr. Simpkins’ employment is at-will and may be terminated at any time, by either party, for any reason whatsoever. If employment is terminated without cause or for good reason, Mr. Simpkins will receive six months base salary and all outstanding equity awards shall fully vest, provided however, if such termination occurs following a change of control, he will receive a severance multiple of 2.5 times his base salary, his target bonus in effect under the STIP of the Company, up to 18-months of continued health coverage, and all outstanding equity awards would fully vest. On August 27, 2025, the Board announced the departure of Mr. Simpkins as Chief Executive Officer - Fluid Quip. His departure was not due to any disagreement with the Company. Upon termination, he received (i) vesting of restricted and performance share awards previously granted under the Green Plains Inc. 2019 Equity Incentive Plan at target and (ii) a payment equal to 6 months base salary.
Equity Acceleration
2009 and 2019 Equity Incentive Plans. Awards outstanding under the 2009 and 2019 Equity Incentive Plans will fully vest upon a change in control (a) if not fully converted and assumed, or (b) if the awards are converted and assumed, after a qualifying termination. Qualifying termination is defined as a termination of employment within twenty-four months following a change in control (i) by us other than for cause, gross negligence, or deliberate misconduct which demonstrably harms us or (ii) by the participant for good reason, if it is defined in the applicable award agreement or employment agreement. A change in control shall be deemed to have occurred if in a single transaction or series of related transactions:
(a) any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act), or persons acting as a group, other than a trustee or fiduciary holding securities under an employment benefit program, is or becomes a beneficial owner (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities representing 51% or more of our combined voting power;
(b) there is a merger, consolidation, or other business combination transaction with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or surviving entity) outstanding immediately after such transaction;

86	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
(c) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who entered into an agreement with us to effect a transaction described in (a) or (b) above) whose election by the Board or nomination for election by our shareholders was approved by a vote of at least two-thirds of the directors still in office, who either were directors at the beginning of the two-year period or whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; or
(d) all or substantially all our assets are sold.
The following tables provide information on potential benefits that could be received by the NEOs with employment agreements upon a termination without cause or for good reason and in connection with a change in control. As it is unlikely that the amount payable to each NEO under the performance cash award can be determined, the performance cash would fully vest based on the Compensation Committee’s assessment of actual performance through the termination date. Unless equity awards are not assumed by a buyer, change in control benefits only are paid when there is a “double trigger event” i.e. both the change in control along with a qualifying termination of the executive. The tables assume a termination or change of control of each officer’s employment as of December 31, 2025. The closing price of our Common Stock on the last trading day of 2025 was $9.80. Post-termination health care represents the approximate value of such benefits.

	Termination Without Cause or For Good Reason ($)	Change In Control ($)
Chris Osowski Termination Compensation
Base Salary and Bonus (1)	1,300,000	3,250,000
Equity Vesting (2)	3,010,423	3,010,423
Benefits and Perquisites
Post-Termination Health Care (3)	27,667	41,501
Total	4,338,090	6,301,924
(1)For termination without cause or for good reason, it represents one year of base salary plus a bonus at target. For change in control, it represents the annual base salary plus target bonus multiplied by 2.5.
(2)Represents accelerated vesting of all outstanding equity awards, including PSUs and release of restrictions on such awards. Assumes PSUs are settled at target.
(3)In the event of termination without cause or for good reason, would represent up to 12 months of continued health coverage. In the event of a change in control, would represent up to 18 months of continued health coverage.

Termination Without Cause or For Good Reason ($)
Todd Becker (1) Termination Compensation
Severance Pay (2)	2,040,000
Equity Vesting (3)	2,217,434
Benefits and Perquisites
Paid Time Off	61,538
Total	4,318,972
(1)Mr. Becker departed the Company as President and Chief Executive Officer on March 1, 2025. The amounts presented in the table above represent compensation actually paid during 2025 in connection with his Transition and Separation Agreement, and no potential termination payout remains as of December 31, 2025.
(2)Represents a lump sum payment in accordance with his Transition and Separation Agreement.
(3)Represents the value of all outstanding share awards that vested upon termination with the shares valued as of termination date on March 1, 2025.

EXECUTIVE COMPENSATION	87

Termination Without Cause or For Good Reason ($)
Michelle Mapes (1) Termination Compensation
Base Salary (2)	225,000
Equity Vesting (3)	1,347,765
Benefits and Perquisites
Post-Termination Health Care (4)	22,095
Total	1,594,860
(1)Effective December 31, 2025, Ms. Mapes departed the Company as Chief Legal and Administration Officer and Corporate Secretary.
(2)Represents a lump sum payment in accordance with her Employee Agreement.
(3)Represents accelerated vesting of all outstanding equity awards, including PSUs and release of restrictions on such awards. Assumes PSUs are settled at target. Upon termination of employment all of Ms. Mapes' outstanding shares vested on January 7, 2026.
(4)Represents the value of health coverage costs paid as of termination date on December 31, 2025.

	Termination Without Cause or For Good Reason ($)	Change In Control ($)
Phil Boggs (1) Termination Compensation
Base Salary and Bonus (2)	200,000	1,800,000
Equity Vesting (3)	955,030	955,030
Benefits and Perquisites
Post-Termination Health Care (4)	27,667	41,501
Total	1,182,697	2,796,531
(1)Effective January 5, 2026, Mr. Boggs departed the Company as Chief Financial Officer.
(2)For termination without cause or for good reason, it represents a payment of six months base salary. For change in control, it represents the annual base salary plus target bonus multiplied by 2.5.
(3)Represents accelerated vesting of all outstanding equity awards, including PSUs and release of restrictions on such awards. Assumes PSUs are settled at target.
(4)In the event of termination without cause or for good reason, would represent up to 12 months of continued health coverage. In the event of a change in control, would represent up to 18 months of continued health coverage.

	Termination Without Cause or For Good Reason ($)	Change In Control ($)
Trent Collins Termination Compensation
Base Salary and Bonus (1)	157,800	315,600
Equity Vesting (2)	416,529	416,529
Benefits and Perquisites
Post-Termination Health Care (3)	32,164	48,246
Total	606,493	780,375
(1)For termination without cause or for good reason, it represents a payment of six months base salary. For change in control, it represents the annual base salary for one year.
(2)Represents accelerated vesting of all outstanding equity awards, including PSUs and release of restrictions on such awards. Assumes PSUs are settled at target.
(3)In the event of termination without cause or for good reason, would represent up to 12 months of continued health coverage. In the event of a change in control, would represent up to 18 months of continued health coverage.

88	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

	Termination Without Cause or For Good Reason ($)	Change In Control ($)
Imre Havasi Termination Compensation
Base Salary and Bonus (1)	162,500	1,462,500
Equity Vesting (2)	999,218	999,218
Benefits and Perquisites
Post-Termination Health Care (3)	32,545	48,817
Total	1,194,263	2,510,535
(1)For termination without cause or for good reason, it represents a payment of six months base salary. For change in control, it represents the annual base salary plus target bonus multiplied by 2.5.
(2)Represents accelerated vesting of all outstanding equity awards, including PSUs and release of restrictions on such awards. Assumes PSUs are settled at target.
(3)In the event of termination without cause or for good reason, would represent up to 12 months of continued health coverage. In the event of a change in control, would represent up to 18 months of continued health coverage.

	Termination Without Cause or For Good Reason ($)	Change In Control ($)
James Herbert II Termination Compensation
Base Salary (1)	200,000	1,800,000
Equity Vesting (2)	1,347,765	1,347,765
Benefits and Perquisites
Post-Termination Health Care (3)	27,667	41,501
Total	1,575,432	3,189,266
(1)For termination without cause or for good reason, it represents a payment of six months base salary. For change in control, it represents the annual base salary plus target bonus multiplied by 2.5.
(2)Represents accelerated vesting of all outstanding equity awards, including PSUs and release of restrictions on such awards. Assumes PSUs are settled at target.
(3)In the event of termination without cause or for good reason, would represent up to 12 months of continued health coverage. In the event of a change in control, would represent up to 18 months of continued health coverage.

Termination Without Cause or For Good Reason ($)
Grant Kadavy (1) Termination Compensation
Base Salary and Bonus (2)	457,300
Cash in lieu of share awards (3)	511,029
Benefits and Perquisites
Post-Termination Health Care (4)	60,437
Paid Time Off	32,692
Total	1,061,458
(1)Mr. Kadavy departed the Company as EVP - Commercial Operations on February 6, 2025. The amounts presented in the table above represent compensation actually paid during 2025, and no potential termination payout remains as of December 31, 2025.
(2)Represents six months of base salary plus a bonus at target.
(3)All outstanding shares awards were forfeited and a cash payment in lieu of the shares was made to Mr. Kadavy.
(4)Represents 6 months of continued health coverage.

EXECUTIVE COMPENSATION	89

Termination Without Cause or For Good Reason ($)
Patrich Simpkins (1) Termination Compensation
Base Salary (2)	225,000
Equity Vesting (3)	1,287,868
Benefits and Perquisites
Paid Time Off	34,616
Total	1,547,484
(1)Mr. Simpkins departed the Company as Chief Executive Officer - Fluid Quip on August 27, 2025. The amounts presented in the table above represent compensation actually paid during 2025, and no potential termination payout remains as of December 31, 2025.
(2)Represents six months of base salary.
(3)Represents the value of all outstanding share awards that vested upon termination with the shares valued as of termination date on August 27, 2025.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of Mr. Chris Osowski, our Chief Executive Officer (our “CEO”). We had three non-concurrent principal executive officers who served during 2025. Todd Becker served as CEO until March 1, 2025, when Ms. Mapes was designated interim principal executive officer. Ms. Mapes served as interim principal executive officer until August 19, 2025, when Mr. Osowski was appointed as CEO. In calculating the compensation of the CEO for purposes of the pay ratio disclosure, we annualized the compensation provided during 2025 to Mr. Osowski as if he had served as CEO for the duration of 2025. In determining Mr. Osowski’s annualized total compensation for purposes of the pay ratio disclosure, we annualized his current base salary and his incentive awards, in each case as if he were CEO for all of 2025. As a result of the annualization, the amount of Mr. Osowski’s compensation included in the pay ratio calculation is greater than the amount of his total compensation included in the Summary Compensation Table.
For 2025, our last completed fiscal year:
—The annual total compensation of our median employee, other than our CEO, was $117,499; and
—The annualized total compensation of Mr. Osowski, assuming he had been President and Chief Executive Officer for the entirety of 2025, was $3,690,719.
Based on this information, for 2025 the ratio of annual total compensation of Mr. Osowski, our CEO, to the annual total compensation of our median employee was 31 to 1.
To identify the median employee, as well as to determine the annual total compensation of our median employee, we took the following steps:
1.We determined that, as of December 31, 2025, the last day of our payroll, our total employee population consisted of 628 individuals with all these individuals located in the United States. This population consisted of our full-time, part-time and temporary employees.
2.To identify the median employee from our employee population, we calculated the amount of salary, and other wages of our employees as reflected in our payroll records and reported to the Internal Revenue Service as taxable wages. We annualized the compensation for any full-time employees that were not employed by us for all of 2025.
3.We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. Since all our employees are in the United States, as is our CEO, we did not make any cost-of-living adjustments in identifying the “median employee.”

90	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
4.Once we identified our median employee, we combined all the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in total compensation of $117,499. The difference between such employee’s salary, wages and overtime pay and the employee’s annual total compensation represents the estimated value of such employee’s health care benefits.
The Securities and Exchange Commission rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. We believe that the calculated ratios are reasonable estimates calculated in a manner consistent with the pay ratio disclosure requirements. The pay ratios reported by other companies, including those within our peer group and industry, may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
This information is being provided for the purposes of compliance with the pay ratio disclosure requirement Neither the Compensation Committee nor management used the pay ratio measure in making compensation decisions.

EXECUTIVE COMPENSATION	91
Pay vs. Performance Comparison
As discussed in the Compensation Discussion and Analysis section above, our Compensation Committee has implemented an executive compensation program designed to link a sustainable portion of our NEOs' realized compensation to the achievement of the Company's financial, operational and strategic objectives, and to align pay with changes in the value of our shareholders' investments. The following table sets forth additional information for our NEOs, calculated in accordance with SEC rules, for 2025, 2024, 2023, 2022 and 2021:

									Value of Initial Fixed $100 Investment Based on:		(in thousands)
Fiscal Year	Summary Compensation Table Total for CEO- Osowski ($) (5)	Compensation Actually Paid to CEO-Osowski ($) (1)	Summary Compensation Table Total for CEO Mapes ($) (7)	Compensation Actually Paid to CEO Mapes ($) (1)	Summary Compensation Table Total for CEO Becker ($) (6)	Compensation Actually Paid to CEO Becker ($) (1)	Average Summary Compensation Table Total for Non-CEO NEOs ($) (2)	Average Compensation Actually Paid to Non-CEO NEOs ($) (1) (2)	Total Shareholder Return	Peer Group Total Shareholder Return (3)	Net Loss ($)	EBITDA ($) (4)
2025	3,497,755	4,185,314	2,148,595	2,416,116	2,256,572	892,869	1,175,816	1,223,088	74	66	(121,000)	1,683
2024					5,676,017	(437,469)	1,271,352	512,916	72	50	(81,189)	47,646
2023					5,583,187	3,573,386	1,306,937	1,037,260	192	61	(76,299)	54,031
2022					5,861,036	3,464,733	1,292,677	1,045,357	232	68	(103,377)	26,710
2021					5,864,530	16,221,461	1,406,008	2,979,364	264	97	(44,146)	116,795
(1)The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation paid to our CEO or other NEOs during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year.
(2)For 2025, reflects compensation information for our NEOs, other than our CEO, as described in the Compensation Discussion and Analysis section of this Proxy Statement. For 2024, reflects compensation information for Mr. Boggs, Mr. Stark, Mr. Kadavy, Ms. Mapes and Mr. Osowski. For 2023, reflects compensation information for Mr. Stark, Mr. Kadavy, Ms. Mapes and Mr. Simpkins. For 2022, reflects compensation information for Mr. Stark, Ms. Mapes, Mr. Osowski, Mr. Simpkins and Mr. van der Meulen. For 2021, reflects compensation information for Ms. Mapes, Mr. Simpkins and Mr. van der Meulen, as well as Mr. Kolomaya, the Company's former CAO and Mr. Cronin, the Company's former CCO.
(3)Reflects cumulative total shareholder return of the NASDAQ Clean Edge Green Energy (CELS) index as of December 31, 2025, weighted according to the constituent companies’ market capitalization at the beginning of each period for which a return is indicated. The CELS is the peer group used by the Company for purposes of Item 201(e) of Regulation S-K under the Exchange Act in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
(4)EBITDA represents earnings before interest expense, income tax expense, depreciation and amortization excluding amortization of right-to-use assets and debt issuance costs. EBITDA is a key financial metric, which the Company believes reflects the efforts of executive management achievements. See the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 10, 2026, for a reconciliation of net loss on a GAAP basis to EBITDA.
(5)The dollar amounts reported for fiscal year 2025 are the amounts of total compensation reported for our CEO, Mr. Osowski, in the Summary Compensation Table.
(6)The dollar amounts reported for fiscal years 2025, 2024, 2023, 2022 and 2021 are amounts of total compensation for Mr. Becker who served as CEO for a portion of 2025 and each of the remaining years.
(7)The dollar amounts reported for fiscal year 2025 are the amounts of total compensation reported for our Interim Principal Executive Officer, Ms. Mapes, in the Summary Compensation Table.

92	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
To calculate the amounts in the Compensation Actually Paid columns in the table above, in accordance with SEC rules, the following adjustments were made:

	2025				2024		2023		2022		2021
	CEO Mr. Osowski	Former Interim CEO Ms. Mapes	Former CEO Mr. Becker	Average for Non- CEO NEOs	CEO	Average for Non- CEO NEOs	CEO	Average for Non- CEO NEOs	CEO	Average for Non- CEO NEOs	CEO	Average for Non- CEO NEOs
Adjustments for CEO and Average for Non-CEO NEOs:
SCT Total Compensation	$3,497,755	$2,148,595	$2,256,572	$1,175,816	$5,676,017	$1,271,352	$5,583,187	$1,306,937	$5,861,036	$1,292,677	$5,864,530	$1,406,008
Less equity amounts reported in SCT	(2,234,998)	(644,048)	–	(419,448)	(3,987,183)	(634,192)	(3,946,767)	(634,350)	(4,052,302)	(545,637)	(3,595,602)	(846,366)
Plus fair value of equity awards granted during the year	3,088,924	1,177,350	–	557,075	1,434,108	252,032	3,056,109	522,937	4,193,933	547,109	4,766,708	1,122,032
Plus vesting date fair value of vested awards granted during the year	–	–	–	65,646	–	–	–	–	–	–	–	–
Year over year increase (decrease) of unvested awards granted in prior years	(135,514)	(131,332)	–	(35,848)	(3,032,327)	(305,765)	(1,329,082)	(178,521)	(1,625,156)	(164,612)	7,962,822	1,177,520
Increase (decrease) from prior fiscal year-end for awards that vested during the year	(30,853)	(60,296)	(1,363,703)	(22,241)	(528,084)	(70,511)	209,939	20,257	(912,778)	(84,180)	1,836,856	189,281
Decrease from prior fiscal year-end for awards that forfeited during the year	–	(74,153)	–	(97,912)	–	–	–	–	–	–	(613,853)	(69,111)
Compensation Actually Paid	$4,185,314	$2,416,116	$892,869	$1,223,088	$(437,469)	$512,916	$3,573,386	$1,037,260	$3,464,733	$1,045,357	$16,221,461	$2,979,364
Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the pay versus performance table.
Compensation Actually Paid and EBITDA
The following graphic depicts the relationship between EBITDA and compensation actually paid (CAP) to the Company's CEOs and NEOs, respectively.

CEO Pay versus EBITDA 2021-2025
Compensation Actually Paid ($mm)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$(5.0)
$125
$100
$75
$50
$25
$0
$(25)
EBITDA ($mm)
2021
2022
2023
2024
2025
EBITDA
SCT-CEO Osowski
SCT-CEO Mapes
SCT-CEO Becker
CAP-CEO Osowski
CAP-CEO Mapes
CAP-CEO Becker

Average NEO Pay versus EBITDA 2021-2025
Compensation Actually Paid ($mm)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
EBITDA ($mm)
$120
$100
$80
$60
$40
$20
$0
2021
2022
2023
2024
2025
SCT-Avg. NEO
CAP-Avg. NEO
EBITDA

EXECUTIVE COMPENSATION	93
Compensation Actually Paid and Net Loss
The following graphic depicts the relationship between net loss and compensation actually paid (CAP) to the Company's CEOs and NEOs, respectively.

CEO Pay versus Net Loss 2021-2025
Compensation Actually Paid ($mm)
$18.0
$12.0
$6.0
$0.0
$(6.0)
$(12.0)
$(18.0)
$125
$75
$25
$(25)
$(75)
$(125)
Net Loss ($mm)
2021
2022
2023
2024
2025
Net Loss
SCT-CEO Osowski
SCT-CEO Mapes
SCT-CEO Becker
CAP-CEO Osowski
CAP-CEO Mapes
CAP-CEO Becker

Average NEO Pay versus Net Loss 2021-2025
Compensation Actually Paid ($mm)
$3.0
$2.0
$1.0
$0.0
$(1.0)
$(2.0)
$(3.0)
Net Loss ($mm)
$125
$75
$25
$(25)
$(75)
$(125)
2021
2022
2023
2024
2025
SCT-Avg. NEO
CAP-Avg. NEO
Net Loss

Compensation Actually Paid and Relative Total Shareholder Return
The following graphic depicts the relationship between total shareholder return (TSR) and CAP to the Company's CEOs and NEOs, respectively.

CEO Pay versus TSR 2021-2025
Compensation Actually Paid ($mm)
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$(2.0)
Indexed Total Shareholder Return
$300
$250
$200
$150
$100
$50
$0
$(50)
2021
2022
2023
2024
2025
SCT-CEO Osowski
SCT-CEO Mapes
SCT-CEO Becker
CAP-CEO Osowski
CAP-CEO Mapes
CAP-CEO Becker
Co. TSR
Peer TSR

Average NEO Pay versus TSR 2021-2025
Compensation Actually Paid ($mm)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Indexed Total Shareholder Return
$300
$250
$200
$150
$100
$50
$0
2021
2022
2023
2024
2025
SCT-Avg. NEO
CAP-Avg. NEO
Co. TSR
Peer TSR

Performance Measures
The following table presents the most important performance measures used by the Company to link CAP to our CEO and Non-CEO NEOs to the Company's performance. The measures in this table are not ranked.

Performance Measures Used to Link Executive Compensation to Company Performance
EBITDA
Net Income (Loss)
Operating Expenses
Safety and Environmental
Renewable Corn Oil, Protein and Ethanol Yields
Run Rate

94	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Equity Compensation Plan Information
The following table sets forth certain information as of December 31, 2025, with respect to our equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated by (i) all compensation plans previously approved by our security holders, and (ii) all compensation plans not previously approved by our security holders. The table includes:
—the number of securities to be issued upon the exercise of outstanding options and granted non-vested stock;
—the weighted-average exercise price of the outstanding options and granted non-vested stock; and
—the number of securities that remain available for future issuance under the plans.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price Of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available For Future Issuance (Excluding Securities Reflected in Column (A))(1)
Equity compensation plans approved by security holders	461,441(2)	-	1,201,869
Total	461,441	-	1,201,869
(1)The maximum number of shares that may be issued under the 2019 Equity Incentive Plan as of December 31, 2025 as option grants, restricted stock awards, restricted stock units, SARs, direct share issuances and other stock-based awards is 6,891,236 shares of our Common Stock, which includes shares remaining under the 2009 Equity Incentive Plan that were rolled into the 2019 Equity Incentive Plan in 2019.
(2)Reflects 461,441 PSUs with a weighted average grant-date fair value of $12.98, representing the target number of PSUs outstanding on December 31, 2025.

95
Security Ownership of Certain Beneficial Owners Executive Officers and Directors
Security Ownership of Certain Beneficial Owners
The following table and notes set forth certain information with respect to the beneficial ownership of shares of our Common Stock based on Schedule 13G or Schedule 13D filings, as the case may be, as of April 10, 2026, by each person or group within the meaning of Rule 13d-3 under the Exchange Act who is known to our management to be the beneficial owner of more than five percent of our outstanding Common Stock and is based upon information provided to us by those persons.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
BlackRock, Inc. (2) 55 East 52nd Street New York, NY 10055	7,117,042	10.2%
Grantham, Mayo, Van Otterloo & Co. LLC (3) 53 State Street, Suite 3300 Boston, MA 02109	4,030,658	5.8%
The Vanguard Group, Inc. (4) 100 Vanguard Boulevard Malvern, PA 19355	3,951,989	5.6%
(1)Percentage calculated based on 70,035,240 shares of Common Stock outstanding as of April 10, 2026.
(2)BlackRock, Inc. – filed on February 6, 2026; with respect to itself and certain subsidiaries, shares are beneficially owned with sole voting power over 7,046,218 of the shares and with sole dispositive power over 7,117,042 of the shares.
(3)Grantham, Mayo, Van Otterloo & Co. LLC – filed on February 10, 2026; shares are beneficially owned with sole voting power over 4,030,658 of the shares and sole dispositive power over 4,030,658 of the shares.
(4)The Vanguard Group, Inc. – filed on July 29, 2025; shares are beneficially owned with shared voting power over 26,816 of the shares, sole dispositive power over 3,902,403 of the shares and shared dispositive power over 49,586 of the shares. The Vanguard Group reported in a March 27, 2026 filing that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group will report beneficial ownership separately (on a disaggregated basis).

96	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Security Ownership of Executive Officers and Directors
The following table and notes set forth certain information with respect to the beneficial ownership of shares of our Common Stock, as of April 10, 2026, by each director, each nominee for director, each named executive officer for the year ended December 31, 2025, excluding former executive officers, and by all directors and executive officers as a group:

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)	Percentage of Total (3)
Chris G. Osowski	238,390	*
James D. Anderson	123,131	*
James Herbert II	86,696	*
Brian Peterson (4)	86,320	*
Imre Havasi	71,461	*
Martin Salinas Jr.	60,001	*
Kimberly Wagner	52,112	*
Trent Collins	47,414	*
Farha Aslam	45,171	*
Patrick Sweeney	42,719	*
Ann Reis	41,558	*
Steven Furcich	36,336	*
Carl Grassi	36,336	*
Ryan P. Loneman	34,882	*
Executive Officers and Directors as a Group (14 persons)	1,002,527	1.4
*    Less than 1%.
(1)The address of the beneficial owner is deemed to be the same address as the Company.
(2)Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person but are not deemed outstanding for computing the percentage for any other person.
(3)Percentage calculated based on 70,035,240 shares of Common Stock outstanding as of April 10, 2026.
(4)Includes 15,000 shares that Mr. Peterson owns jointly with his child.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act, as amended, requires our directors and certain officers, and persons who beneficially own more than 10% of the Company’s ordinary shares, to file reports of ownership and reports of changes in ownership with the SEC. To our knowledge, based solely on our review of the copies of Section 16(a) reports and amendments thereto furnished to us during and with respect to fiscal year 2025 and on written representations from certain reporting persons, all reportable transactions during fiscal year 2025 were reported on a timely basis, except for late filings related to (1) a delinquent Form 3 filing for Patrick Sweeney disclosing his share ownership upon appointment to the Board and initial qualification as a Section 16(a) filer on April 14, 2025, which was reported on May 1, 2025, with the delay in filing due to unanticipated delays in receiving the Reporting Person's EDGAR codes, (2) a delinquent Form 4 filing for Imre Havasi pertaining to restricted shares forfeited upon vesting for tax withholdings on May 15, 2025, which was not filed until May 20, 2025 as the filing was inadvertently overlooked and (3) a delinquent Form 3 filing for Trent Collins disclosing his share ownership upon promotion and initial qualification as a Section 16(a) filer on August 19, 2025, which was reported on September 17, 2025, with the delay in filing due to unanticipated delays in receiving the Reporting Person's EDGAR codes.

97
Transactions with Related Persons, Promoters and Certain Control Persons
Our Related Party Policy addresses our Company’s procedures with respect to the review and approval of “related party transactions” that are required to be disclosed pursuant to SEC regulations. The Related Party Policy provides that any transaction or activity, in which the Company is involved, with a “related party” (which is defined as an employee’s child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, or any person (other than a tenant or employee) sharing the household of an employee of ours, or any entity that is either wholly or substantially owned or controlled by an employee of ours or any of the foregoing persons and any trust of which an employee of ours is a trustee or beneficiary) shall be subject to review by our Audit Committee as well as our Corporate Secretary so that appropriate measures can be put into place to avoid either an actual conflict of interest or the appearance of a conflict of interest. Any waivers of this conflict of interest policy must be in writing and be pre-approved by our Audit Committee.
In determining whether a related party transaction will be approved or ratified, the Audit Committee may consider factors such as (a) the extent of the related party’s interest in the transaction; (b) the availability of other sources of comparable products or services; (c) whether the terms are competitive with terms generally available in similar transactions with persons that are not related parties; (d) the benefit to us; and (e) the aggregate value of the transaction.
There were no related party transactions in 2025.

98	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Other Matters
Additional Meeting Information
2026 Annual Meeting of Shareholders
Time and Date: 10:00 a.m., Central Daylight Time, Friday, June 5, 2026
Place (Online Meeting): www.meetnow.global/MQMV6GX
Record Date: April 10, 2026
Voting Information
Who is Eligible to Vote
You are entitled to vote at the 2026 Annual Meeting of Shareholders if you were a shareholder of record as of the Record Date, which has been fixed as of close of business on April 10, 2026. On the Record Date, there were 70,035,240 shares of our Company’s Common Stock outstanding and eligible to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.
The presence, in person (online) or by properly executed proxy, at the Annual Meeting of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum. Proxies that are marked to “withhold authority” with respect to the election of directors and proxies that are marked "abstain" or for which no instructions are given will be counted for purposes of determining the presence of a quorum.
Electronic Access to Proxy Materials
Pursuant to rules adopted by the SEC, we are making this Proxy Statement and our 2025 Annual Report available to shareholders electronically via the Internet. On or around April 24, 2026, we mailed the Notice, which provides information regarding the availability of proxy materials for the Annual Meeting, to our shareholders of record.
Shareholders will be able to access this Proxy Statement and our 2025 Annual Report on the website referred to in the Notice or request printed copies of the proxy materials. Instructions on how to access the proxy materials on the Internet or to request a printed copy may be found in the Notice. The website on which you will be able to view our proxy materials also allows you to choose to receive future proxy materials electronically by email, which would save us the cost of printing and mailing documents to you. If you choose to receive future proxy statements by email, you will receive an email next year with instructions containing a link to the proxy voting site. Your election to receive proxy materials by email remains in effect until you terminate it.

HOW YOU CAN ACCESS THE PROXY MATERIALS ONLINE
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on June 5, 2026.
The Notice, the Proxy and our 2025 Annual Report may be accessed at
www.edocumentview.com/GPRE.

Other Matters	99
Meeting Agenda and Voting Recommendations

Proposals		Board Vote Recommendation	For Further Details
1.	The election of nine directors to serve a one-year term that expire at the 2027 annual meeting (“Proposal 1”)	Vote FOR	▶ Page 13
2.
To approve a second amendment to the Company’s 2019 Equity Incentive Plan (the “Plan”) to increase the aggregate number of shares that may be issued under the Plan as stock-based awards from 5,710,000 to 7,710,000 and amend certain provisions ("Proposal 2")
		Vote FOR	▶ Page 38
3.	The ratification of the selection of the Company’s independent registered public accountants for 2026 (“Proposal 3”)	Vote FOR	▶ Page 45
4.	The cast of an advisory vote to approve executive compensation (“Proposal 4”)	Vote FOR	▶ Page 53
Proxy Voting and Revocability of Proxies
Common Stock, represented by the proxies received pursuant to this solicitation and not timely revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in properly submitted proxies. If no instructions are given, such shares will be voted as recommended by the Board. If any other matters are properly presented to the Annual Meeting for action, the person(s) named in the enclosed form(s) of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. Broker non-votes and abstentions are not treated as votes cast for any of the matters to be voted on at the meeting.
A holder of Common Stock who has submitted a proxy may revoke it prior to its exercise by providing written notice of revocation or a later-dated proxy to the Corporate Secretary of the Company at any time before the closing of the polls at the meeting, or by voting online at the meeting. Any written notice revoking a proxy should be sent to: Green Plains Inc., Attention: Ryan P. Loneman, Corporate Secretary, 1811 Aksarben Drive, Omaha, Nebraska 68106. Attendance and voting online at the Annual Meeting does not itself revoke a proxy; however, any shareholder who attends the Annual Meeting online may revoke a previously submitted proxy by voting online.
Computershare Trust Company, N.A. is the transfer agent and registrar for our Common Stock. If your shares are registered directly in your name with our transfer agent, with respect to those shares, you are considered the shareholder of record, or a registered shareholder, and these materials were sent to you directly by us. If you are a shareholder of record, you may vote by attending the Annual Meeting and voting online.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and that organization should have forwarded these materials to you. As the beneficial owner, you have the right to direct your broker, bank or nominee holding your shares how to vote and are also invited to attend the Annual Meeting. Please refer to the information forwarded by your broker or bank for instructions on how to direct their vote. However, since you are not a shareholder of record, you may not vote these shares at the online Annual Meeting unless you provide a legal proxy from the shareholder of record.
If you are a registered shareholder, there are three ways to vote:
—Going to the Internet website indicated on the Proxy Card or voting instruction card and following the instructions provided (you will need the control number that is included in the Notice);
—Calling the toll-free telephone number indicated on the Proxy Card or voting instruction card (you will need the control number that is included in the Notice); or
—Signing, dating and returning the Proxy Card if you request to receive your proxy materials by mail.
Your shares will be voted as you indicate. If you do not indicate your voting preferences, the appointed proxies will vote your shares “For” all nominees in Proposal 1 and “For” Proposals 2, 3 and 4.

100	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Broker Non-Votes
Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions at least ten days before the Annual Meeting date. If no instructions are given within that time frame, the nominees may vote those shares on matters deemed “routine” by the New York Stock Exchange. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes.” Broker non-votes are not counted for the purposes of determining the number of shares present in person (online) or represented by proxy on any voting matter. All proposals are considered non-routine, except for Proposal 3.
Expenses and Methods of Solicitation
We will bear the expense of soliciting proxies. In addition to the use of the mail and internet, proxies may be solicited personally, or by telephone or other means of communications, by directors, officers and employees of the Company and its subsidiaries who will not receive additional compensation therefor. We will reimburse banks, brokerage firms and nominees for reasonable expenses incurred related to forwarding proxy solicitation materials to beneficial owners of shares held by such banks, brokerage firms and nominees.
Vote Required
The affirmative vote of a plurality of all votes cast at the Annual Meeting by the holders of the Common Stock, assuming a quorum is present, is required to elect each director. The nine persons receiving the greatest number of votes at the Annual Meeting shall be elected as directors. Since only affirmative votes count for this purpose, broker non-votes or votes withheld will not affect the outcome of the voting on Proposal 1. Abstentions do not count as votes cast "for" or "against" Proposal 2, 3 and 4. If you do not provide voting instructions to your brokerage firm or similar person holding your shares, they will be permitted to vote your shares on Proposal 3 at their discretion. Broker non-votes, if any, do not count as votes cast "for" or "against" Proposal 2 and 4.
List of Shareholders Entitled to Vote at the Annual Meeting
The names of shareholders of record entitled to vote at the Annual Meeting will be available for examination by any shareholder for a purpose germane to the meeting at the Annual Meeting via the live webcast platform and on and after April 27, 2026 up to the meeting between the hours of 9:00 a.m. and 4:30 p.m. Central Daylight Time at our principal executive offices at 1811 Aksarben Drive, Omaha, NE 68106, and may be viewed by contacting our corporate secretary.
Results of the Meeting
Preliminary voting results will be announced at the Annual Meeting. Voting results will be published in a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
Annual Report on Form 10-K
This Proxy Statement and our Annual Report, which includes financial and other information about our activities but is not to be deemed a part of the proxy soliciting material, are available on our website at www.gpreinc.com. Additionally, you may access our Proxy Statement at www.envisionreports.com/GPRE. Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge on our website at www.gpreinc.com as soon as reasonably practicable after we file or furnish such information electronically with the SEC. A copy of our annual report on Form 10-K for the year-ended December 31, 2025, and the exhibits filed with our annual report on Form 10-K will be mailed to shareholders without charge upon written request to Green Plains Inc., Attention: Ryan P. Loneman, Corporate Secretary, 1811 Aksarben Drive, Omaha, Nebraska 68106. The information found on our website is not part of this or any other report we file or furnish to the SEC.

Other Matters	101
Shareholder Proposals
Our bylaws provide that timely written notice of a shareholder proposal or director nomination must be delivered to, or mailed and received by, the Corporate Secretary of the Company at the principal executive offices of the Company not less than 90 nor more than 120 days prior to the one-year anniversary of the prior year’s annual meeting (which for a June 5, 2026 meeting date is on or before March 7, 2027 and on or after February 5, 2027). Except as otherwise stated in this Proxy Statement, only proposals properly delivered in this time frame may be brought before the meeting. As to each matter a shareholder proposes to bring before the 2027 annual meeting of shareholders, the shareholder’s notice must set forth: (i) the name and address of such shareholder, as they appear on our books, and of such beneficial owner; (ii) the class and number of shares of our Common Stock which are held of record or are beneficially owned, directly or indirectly, by the shareholder and any derivative instrument and by any other shareholders known by such shareholder to be supporting such proposal; (iii) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such shareholder, beneficial owner or nominee with respect to any of our securities, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such shareholder, any beneficial owner or nominee with respect to any of our securities; (iv) any proxy, contract, arrangement, understanding or relationship pursuant to which the shareholder, beneficial owner or nominee has a right to vote any shares of any of our securities; (v) any rights to dividends on the shares of us beneficially owned by the shareholder or beneficial owner that are separated or separable from the underlying shares of the Company; (vi) any performance-related fees (other than asset-based fees) that the shareholder, a beneficial owner or the nominee is entitled to based on any increase or decrease in the value of our shares or derivative instruments, if any, as of the date of such notice, including without limitation, any such interests held by members of the shareholder's or beneficial owner's immediate family sharing in the same household; (vii) any material interest of the shareholder or beneficial owner in such business; and (viii) a statement whether such shareholder or any beneficial owner will deliver a Proxy Statement and form of proxy to holders of at least the percentage of our voting shares required under applicable law to carry the proposal or nomination. In addition, to be in proper written form, a shareholder’s notice to the Corporate Secretary of the Company must be supplemented not later than 10 days following the record date for notice of the meeting to disclose the information contained in clauses (ii) through (vi) above as of the record date for notice of the meeting. Our bylaws also provide that the Chairman of an annual meeting shall, if the facts warrant, determine and declare at any meeting of the shareholders that business was not properly brought before the meeting and, if he should so determine, declare that such business shall not be transacted.
In addition the foregoing, a shareholder who wishes to nominate a director for election or re-election, must also include the following in its notice to us as to each person whom the shareholder proposes to nominate for election or re-election as a director: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to be named in the Proxy Statement as a nominee and to serving as a director if elected); (ii) a description of all arrangements or understandings during the past three years between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder and any other material relationships between the shareholder and each nominee and his/her respective affiliates and associates, or others acting in concert therewith; (iii) a written statement executed by the nominee acknowledging that as a director, the nominee will owe a fiduciary duty under Iowa law with respect to us and our shareholders; (iv) a fully completed Director’s Questionnaire on the form supplied by us upon written request from the shareholder, executed by the nominee; (v) a written statement executed by the nominee acknowledging in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, such person's intention to serve a full-term if elected as a director; and (vi) a written representation and agreement (in the form provided by the Corporate Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of ours, will act or vote on any issue or question ("Voting commitment"), that has not been disclosed to us or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of ours, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or reimbursement or indemnification in connection with service or action

102	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of ours, and will comply with all applicable publicly disclosed corporate guidance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Green Plains.
Our Bylaws also permit a shareholder, or a group of up to 20 shareholders, owning 3% or more of our Common Stock continuously for a period of at least three years, to nominate for election to our Board and have such director nominations included in our proxy materials, a number of director candidates equal to the greater of (i) two individuals or (ii) 20% of our Board, provided that the shareholder(s) and the nominee(s) satisfy certain requirements specified in the Bylaws. Under these procedures, notice must be received by our corporate secretary at our principal executive offices no earlier than 150 calendar days, and no later than 120 calendar days, before the first anniversary of the date that our Proxy Statement was released to shareholders in connection with our 2026 annual meeting of shareholders (i.e., notice must be received no earlier than November 25, 2026 and no later than December 25, 2026). In accordance with our Bylaws, the shareholder notice must contain certain information about the candidate the shareholder(s) desires to nominate for election as a director, the shareholder(s) giving the notice and the beneficial owner(s), if any, on whose behalf the nomination is made.
Any shareholder who desires to have a proposal included in the proxy soliciting material relating to our 2027 annual meeting of shareholders must comply with Rule 14a-8 under the Exchange Act and must send a signed proposal to the Corporate Secretary at 1811 Aksarben Drive, Omaha, Nebraska 68106. This proposal must be received no later than December 25, 2026, to be considered for inclusion in the Proxy Statement for the 2027 annual meeting of shareholders.
To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees for the 2027 Annual Meeting of Shareholders, other than the nominees of the Company’s Board, must also comply with the additional requirements of Rule 14a-19 under the Exchange Act, including providing a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of shares of the Company entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.
Discretionary Authority
At the time of mailing of this Proxy Statement, the Board was not aware of any other matters that might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the person named on the accompanying Proxy Card will vote such proxy in accordance with their judgment.
By Order of the Board of Directors,

Ryan P. Loneman
Corporate Secretary
April 24, 2026

103
Appendix A
Second Amendment to Green Plains Inc. 2019 Equity Incentive Plan
Section 5.1 of the 2019 Equity Incentive Plan, as amended, shall be amended to read:
5.1    Number of Shares. Subject to adjustment as provided in Section 5.4, the total number of Shares available for grant under the Plan shall not exceed 7,710,000 Shares, plus any Shares remaining available for grant under the Prior Plan, as amended, as of the effective date of the Plan. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.
Section 5.2(a) of the 2019 Equity Incentive Plan, as amended, shall be amended to read:
5.2(a)    Lapsed Awards. If and to the extent that an Award terminates, expires, is canceled or is forfeited for any reason on or after April 8, 2026 (including upon cancellation or settlement of such Award in exchange for cash or property other than Shares), the Shares associated with that Award (based on the target number of Shares potentially issuable thereunder) will become available (or again be available) for grant under the Plan. Similarly, Shares subject to an Award (other than an Option or Stock Appreciation Right) that are withheld on or after April 8, 2026, in settlement of a tax withholding obligation arising in connection with that Award will become available (or again be available) for grant under the Plan. However, Shares withheld on or after April 8, 2026, in satisfaction of the exercise price payable upon exercise of an Award will not become available (or again be available) for grant under the Plan. In addition, any Shares subject to a Stock Appreciation Right that are not delivered upon exercise of such Award will not again become available for grant under the Plan.
Section 5.3 of the 2019 Equity Incentive Plan, as amended, shall be amended to read:
5.3(a) Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 5.4, no Participant may be granted (i) Options or Stock Appreciation Rights during any Fiscal Year with respect to more than 500,000 Shares or (ii) Shares of Restricted Stock, Restricted Stock Units, Performance Shares and/or other Stock-Based Awards in any Fiscal Year that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 500,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value that may be earned by any Participant in any 12-month period with respect to Performance Units that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $5,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.
5.3(b) Eligible Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Committee may establish compensation for Eligible Directors from time to time, subject to the limitations in the Plan. The Committee will from time to time determine the terms, conditions and amounts of all such Eligible Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to an Eligible Director as compensation for services as an Eligible Director during any fiscal year of the Company may not exceed $500,000, increased to $750,000 for an Eligible Director’s initial fiscal year of service as an Eligible Director.

104	GREEN PLAINS INC. 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Section 7.7 of the 2019 Equity Incentive Plan, as amended, shall be amended to read:
7.7    Dividends and Other Distributions. Except as otherwise determined by the Committee and set forth in the Award Agreement, Participants holding Shares of Restricted Stock or Restricted Stock Units shall be entitled to receive all dividends and other distributions paid with respect to the underlying Shares or dividend equivalents during the Period of Restriction. If any such dividends or dividend equivalents with respect to Restricted Stock are paid in Shares, such Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
Rights to dividends or dividend equivalents may be extended to and made part of any Awards, subject to such terms, conditions and restrictions as the Committee may establish, provided that any dividends or dividend equivalents will be subject to the same vesting schedule as the underlying Awards to which the right is attached. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for Awards. No dividends or dividend equivalents may be paid in respect of an Award of Options or SARs.
9.6    In light of the revisions to Section 7.7, the text of Section 9.6 of the Plan is hereby deleted and replaced with [RESERVED].
Section 12.2 of the 2019 Equity Incentive Plan, as amended, shall be amended to read:
12.2    Duration of the Plan. The Plan shall become effective in accordance with Section 1.1, and subject to Section 12.1 shall remain in effect until June 5, 2031.

Appendix A	105
COMMONLY USED DEFINED TERMS
Company and Regulatory Defined Terms:

Green Plains; the Company	Green Plains Inc.
Exchange Act	Securities Exchange Act of 1934, as amended
NASDAQ	The Nasdaq Global Market
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended

Other Defined Terms:
Annual Meeting	The 2026 Annual Meeting of shareholders of Green Plains Inc. and any adjournment or postponement thereof
ASC 718	Accounting Standards Codification Topic 718, Compensation – Stock Compensation
Board	Board of Directors of Green Plains Inc.
CCS	Carbon Capture and Sequestration
CI	Carbon intensity
Common Stock	Green Plains Inc. Common Stock, $0.001 par value per share
EBITDA
Earnings before interest expense, income taxes, depreciation and amortization which is a non-GAAP measure. See our Annual Report on Form 10-K for the year ended December 31, 2025 for a detailed definition of this term and a reconciliation to GAAP net loss

GAAP	U.S. Generally Accepted Accounting Principles
GICS	Global Industry Classification Standard
Internal Revenue Code	Internal Revenue Code of 1986, as amended
LTIP	Long-term incentive program
MBO	Management by Objectives
NEO	Named executive officer
Notice	Important notice regarding the availability of proxy materials for the Annual Meeting
PSU	Performance Share Unit
Record Date	The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting
RSA	Restricted Stock Award
SCT	Summary Compensation Table
STIP	Short-term cash incentive program
TCJA	Tax Cuts and Jobs Act of 2017
TSR	Total Shareholder Return
U.S.	United States

Helpful Resources

Annual Meeting
Proxy & supplemental materials	www.envisionreports.com/GPRE
Online voting for registered holders	www.envisionreports.com/GPRE
Webcast	www.meetnow.global/MQMV6GX
Electronic delivery of future proxy materials	www.envisionreports.com/GPRE

Corporate Governance
Leadership	https://investor.gpreinc.com/corporate-governance/leadership
Board of directors	https://investor.gpreinc.com/corporate-governance/board-of-directors
Committee composition	https://investor.gpreinc.com/corporate-governance/committee-composition
Contacting the Board	https://investor.gpreinc.com/corporate-governance/contact-the-board
Governance documents	https://investor.gpreinc.com/corporate-governance

Financial Reporting
Annual report	https://investor.gpreinc.com/financials-filings
Financial filings	https://investor.gpreinc.com/financials-filings
Stock information	https://investor.gpreinc.com/stock-information

Other Information
Corporate website	https://gpreinc.com/
Investor relations	https://investor.gpreinc.com/
Press releases	https://investor.gpreinc.com/press-releases
The information on our website is not incorporated by reference in this Proxy Statement.

Green Plains

Green Plains Inc.
1811 Aksarben Drive
Omaha, NE 68106

www.gpreinc.com

Green Plains VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/GPRE** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4.

	For	Withhold		For	Withhold		For	Withhold
01 - James D. Anderson	☐	☐	04 - Carl Grassi	☐	☐	07 - Martin Salinas Jr.	☐	☐
02 - Farha Aslam	☐	☐	05 - Chris Osowski	☐	☐	08 - Patrick Sweeney	☐	☐
03 - Steve Furcich	☐	☐	06 - Brian Peterson	☐	☐	09 - Kimberly Wagner	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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The 2026 Annual Meeting of Shareholders of Green Plains Inc. will be held on June 5, 2026 at 10:00 am, CT, virtually via the Internet at https://meetnow.global/MQMV6GX.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be held on June 5, 2026: The Notice, Proxy Statement and Annual Report are available at www.envisionreports.com/GPRE

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Green Plains Inc.

Proxy Solicited by Board of Directors for Annual Meeting — June 5, 2026

Chris Osowski and Ryan Loneman, with the power to appoint his substitute, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Green Plains Inc. to be held on June 5, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxy will have authority to vote FOR all nominees listed in Proposal 1, and FOR Proposals 2, 3 and 4.

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.